MUTUAL OF AMERICA INVESTMENT CORPORATION

     320 PARK AVENUE, NEW YORK, NEW YORK 10022
     ----------------------------------------------------------------------
     Mutual of America Investment Corporation is a mutual fund. It currently has these nine Funds:

         o EQUITY INDEX FUND
         o ALL AMERICA FUND
         o MID-CAP EQUITY INDEX FUND
         o AGGRESSIVE EQUITY FUND
         o COMPOSITE FUND
         o BOND FUND
         o MID-TERM BOND FUND
         o SHORT-TERM BOND FUND
         o MONEY MARKET FUND


     The Funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York (the INSURANCE COMPANIES). Separate Accounts of the Insurance Companies purchase Fund shares.


     This Prospectus has information a contractholder or policyowner should know before allocating account balance to the Separate Account Funds that invest in shares of the Funds. You should read this Prospectus carefully and keep it for future reference.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




     ----------------------------------------------------------------------
     PROSPECTUS DATED MAY 1, 1999

 TABLE OF CONTENTS




                                                                   PAGE
                                                               -----------
 SUMMARY OF HOW OUR FUNDS INVEST .............................  1
   Equity Index Fund .........................................  1
   All America Fund ..........................................  1
   Mid-Cap Equity Index Fund .................................  2
   Aggressive Equity Fund ....................................  2
   Composite Fund ............................................  2
   Bond Fund .................................................  2
   Mid-Term Bond Fund ........................................  3
   Short-Term Bond Fund ......................................  3
   Money Market Fund .........................................  4
   Annual Total Returns ......................................  4
   Average Annual Total Returns ..............................  7

 MANAGEMENT OF THE FUNDS .....................................  8
   The Adviser ...............................................  8
   Subadvisers for a Portion of the All America Fund .........  8
   Portfolio Managers ........................................  9
   Year 2000 Considerations .................................. 10

 DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS ........ 11
   Investment Objectives and Strategies. ..................... 11
    Equity Index Fund ........................................ 11
    All America Fund ......................................... 11
    Mid-Cap Equity Index Fund ................................ 13
    Aggressive Equity Fund ................................... 14
    Composite Fund ........................................... 14
    Bond Fund ................................................ 15
    Mid-Term Bond Fund ....................................... 15
    Short-Term Bond Fund ..................................... 16
    Money Market Fund ........................................ 16
   Risks of Investing in Stock Funds ......................... 17
   Risks of Investing in Bond Funds .......................... 17
   Specific Investments or Strategies, and Related Risks ..... 18

 INFORMATION ABOUT FUND SHARES ............................... 20
   Pricing of Funds' Shares .................................. 20
   Purchase of Shares ........................................ 20
   Redemption of Shares ...................................... 20
   Dividends, Capital Gains Distributions and Taxes .......... 20

 FINANCIAL HIGHLIGHTS ........................................ 21

 YOU MAY OBTAIN MORE INFORMATION ............................. Back cover

 SUMMARY OF HOW OUR FUNDS INVEST


  Each Fund of Mutual of America Investment Corporation (the INVESTMENT COMPANY) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the return of the Funds and the risks of investing in each Fund.

     A Fund may not achieve its objective. An investment in any of the Funds could decline in value.


  EQUITY INDEX FUND
    ----------------------------------------------------------------------------

  The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) INDEX). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index.

    o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

    o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

  An investment in the Equity Index Fund is subject to market risk and financial risk, as defined below.


     ALL AMERICA FUND
    ----------------------------------------------------------------------------

  The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

    o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index by investing in the 500 common stocks included in the S&P 500 Index.

    o Approximately 40% of the Fund's assets are invested by the Adviser and three Subadvisers, each having approximately 10% of the Fund's assets, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests primarily in small capitalization value stocks; one Subadviser invests primarily in small capitalization growth stocks; another Subadviser invests primarily in mid- and large capitalization growth stocks; and the third Subadviser invests primarily in large capitalization value stocks.


  An investment in the All America Fund is subject to market and financial risk, as defined below. Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.




  RISKS DEFINED FOR INVESTING IN EQUITY SECURITIES


   -- MARKET RISK refers to how much the value of a security changes
      (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk than stocks of companies with larger market capitalizations. Market capitalization refers to the aggregate market value of the equity securities (stock) that a company has issued.

   -- FINANCIAL (OR CREDIT) RISK refers to the earning stability and overall financial soundness of an issuer of an equity security.

  MID-CAP EQUITY INDEX FUND
    ----------------------------------------------------------------------------

     The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400 Index.


     o The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index.

     o These stocks are issued by companies with mid-sized market capitalizations.

     An investment in the MidCap Equity Index Fund is subject to market and financial risk (as defined on page 1).




     AGGRESSIVE EQUITY FUND
    ----------------------------------------------------------------------------

  The Fund seeks capital appreciation by investing primarily in growth and value common stocks. Many of the stocks purchased are issued by companies that have small market capitalizations and are traded over-the-counter.

     The Fund uses two different investment styles to seek its investment objective:

     o The Fund invests approximately 50% of its assets in growth stocks, issued by companies the Adviser believes to possess above-average growth potential.

     o The Fund invests the other approximately 50% of its assets in value stocks, issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

  An investment in the Aggressive Equity Fund is subject to market and financial risk (as defined on page 1). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in small capitalization growth and value equity securities that often trade over-the-counter.




  COMPOSITE FUND
    ----------------------------------------------------------------------------

  The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The portion of the Fund's assets invested in each category of securities will vary, based on the Adviser's view of current economic and market conditions.

     o The current investment strategy for the equity portion on the Fund is to invest in approximately 25 stocks in the S&P 500 Index that are the largest in the Index by market capitalization, and in approximately 75 more stocks that also are included in the S&P 500 Index, as selected by the Adviser.

     o The current investment strategy for the fixed income portion of the Fund is to invest primarily in investment grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities.

  An investment in the Composite Fund has market risk. By investing in equity securities and debt securities, the Fund tries to reduce the market risk that would exist for an investment in either a stock fund or a bond fund. An investment in the Composite Fund has moderate financial risk, based on the Fund's purchase of equity securities included in the S&P 500 Index and its purchase of investment grade debt securities. Refer to "Risks Defined for Investing in Equity Securities" on page 1 and "Risks of Investing in any of the Bond Funds" on page 3.




     BOND FUND
    ----------------------------------------------------------------------------

  The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions. The Fund invests primarily in publicly-traded, investment grade debt securities.

     o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

     o The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, zero coupon securities or securities rated BBB.

     o The Adviser evaluates individual securities and selects securities based on interest income to be generated and does not time purchases and sales based on interest rate predictions.

  You should refer to "Risks of Investing in any of the Bond Funds" below.


     MID-TERM BOND FUND
    ----------------------------------------------------------------------------

  The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of three to seven years. The Fund invests primarily in publicly-traded, investment grade debt securities.

     o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

     o The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, zero coupon securities or securities rated BBB.

     o The Adviser generally selects securities based on interest income to be generated and does not time purchases and sales based on interest rate predictions.

  You should refer to "Risks of Investing in any of the Bond Funds" below.


     SHORT-TERM BOND FUND
    ----------------------------------------------------------------------------

  The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of one to three years. The Fund invests primarily in publicly-traded, investment grade debt securities.

     o The Fund invests in corporate, U.S. Government securities, U.S. Government agency securities and money market instruments, such as bonds, notes, zero coupon securities, mortgage-backed securities and commercial paper.

     o The Fund may have a significant portion of its assets invested in a particular debt security, such as U.S. Government or agency securities, which also may be mortgage-backed securities.

     o The Adviser selects securities based on income to be generated and does not time purchases and sales based on interest rate predictions.

  You should refer to "Risks of Investing in any of the Bond Funds" below.


     RISKS OF INVESTING IN ANY OF THE BOND FUNDS

  An investment in any of the Bond Funds is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, with the amount of the decline greater for securities with longer terms to maturity. For this reason, the Bond Fund has more market risk than the Mid-Term Bond Fund, and the Mid-Term Bond Fund has more market risk than the Short-Term Bond Fund. Lower rated investment grade debt securities, which the Bond Fund and the Mid-Term Bond Fund purchase, may be subject to a greater market risk than higher rated debt securities. Zero coupon securities, which the Bond Fund and Mid-Term Bond Fund also purchase, may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates, which all of the Funds may purchase and in which the Short-Term Bond Fund from time to time invests a significant portion of its assets, are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

  An investment in any of the Bond Funds also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB have more credit risk than higher-rated investment grade securities.

  MONEY MARKET FUND
    ----------------------------------------------------------------------------

  The Fund seeks current income and preservation of principal by investing in money market instruments that meet certain requirements for liquidity, investment quality and stability of capital.

     o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

     o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

     o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

  The Money Market Fund pays dividends of income earned on an annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

     o The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid.

     o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

  A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or any other government agency.

  An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.


  ANNUAL TOTAL RETURNS
    ----------------------------------------------------------------------------

  The bar charts below show the annual return of each Fund for the past ten years, or for the years the Fund has been in operation if less than ten years. The Mid-Cap Equity Index Fund is not included because it began operations on May 1, 1999. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period., but a Fund's past performance does not necessarily indicate how it will perform in the future.

  Below each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the BEST QUARTER RETURN, and the Fund's lowest total return for any calendar quarter during the period covered, called the WORST QUARTER RETURN. These returns are an indication of the volatility of a Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

  The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

[EQUITY INDEX FUND CHART APPEARS HERE]

     1994     1995     1996     1997     1998

     1.5%     36.6%     22.7%    33.1%   28.6%
0%-------------------------------------------------


Best quaarter return:   21% during fourth quarter 1998
Worst quarter return:   (9.9%) during third quarter 1998

[ALL AMERICA FUND CHART APPEARS HERE]

   1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

   24.1%           22.6%   3.2%    12.0%   1.3%    36.6%   20.7%   26.8%   21.3%
0%-----------------------------------------------------------------------------
            (3.8%)

Best quarter return:  22.1% during fourth quarter 1998
Worst quarter return: (14.3%) during third quarter 1998


[AGGRESSIVE EQUITY FUND CHART APPEARS HERE:]

    1995     1996     1997     1998

    38.2%    27.1%    21.2%
0%----------------------------------
                               (5.1%)

Best quarter return:  26.9% during fourth quarter 1998
Worst quarter return: (26.2%) during third quarter 1998



[COMPOSITE FUND CHART APPEARS HERE:]

   1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

   17.2%   1.5%    16.4%   5.9%    16.9%   3.0%    21.9%   11.9%   17.7%   14.5%
0%-----------------------------------------------------------------------------


Best quarter return:   8.8% during fourth quarter 1998
Worst quarter return: (6.9%) during third quarter 1990

[BOND FUND CHART APPEARS HERE:]

   1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

   11.1%   3.5%    14.0%   8.6%    13.1%           19.4%    3.5%   10.4%    7.2%
0%-----------------------------------------------------------------------------
                                           (3.2%)

Best quarter return:   7.0% during second quarter 1995
Worst quarter return: (2.9%) during first quarter 1994



[MID-TERM BOND FUND CHART APPEARS HERE:]

    1994     1995     1996     1997     1998

             16.3%     3.9%    7.3%     6.4%
0%---------------------------------------------
    (3.7%)


Best quarter return:   6.1% during second quarter 1995
Worst quarter return: (3.0%) during first quarter 1994


[SHORT-TERM BOND FUND CHART APPEARS HERE:]

    1994     1995     1996     1997     1998

    1.4%      7.7%     4.9%    6.0%     5.7%
0%---------------------------------------------

Best quarter return:   2.6% during second quarter 1995
Worst quarter return: (0.3%) during first quarter 1994




[MONEY MARKET FUND APPEARS HERE:]

   1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

   7.8%    6.8%     4.4%   3.3%     2.9%   4.1%     5.8%    5.3%    5.5%    5.4%
0%-----------------------------------------------------------------------------

Best quarter return:   2.3% during second quarter 1989
Worst quarter return:  0.7% during second quarter 1993

  AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 1998)
    ----------------------------------------------------------------------------

  The table below shows the average annual total returns of each Fund for the past one, five and ten years, if the Fund was operating for those periods, and the return for the period of the Fund's operations, except that the Mid-Cap Equity Index Fund is not included because it began operations on May 1, 1999.

  The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.


  The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.



                                                                 PAST        PAST         PAST     FOR LIFE
                  FUND/COMPARATIVE INDEX(ES)                   ONE YEAR   FIVE YEARS   TEN YEARS   OF FUND*
-----------------------------------------------------------------------------------------------------------
  Equity-Index Fund .........................................    28.6%        23.8%       N/A        21.1%
   S&P 500 Index ............................................    28.6%        24.1%                  21.5%
---------------------------------------------------------------------------------------------------------
  All America Fund** ........................................    21.3%        20.8%       16.4%      16.7%
   S&P 500 Index(1) .........................................    28.6%        24.1%       19.2%      18.7%
---------------------------------------------------------------------------------------------------------
  Aggressive Equity Fund ....................................    (5.1)%      N/A          N/A        17.7%
   Russell 2000 Index(2) ....................................    (2.6)%                              12.8%
---------------------------------------------------------------------------------------------------------
  Composite Fund ............................................    14.5%        12.2%       12.3%      12.6%
   S&P 500 Index ............................................    28.6%        24.1%       19.2%      18.7%
   Lehman Brothers Gov't./Corp. Bond Index(3) ...............     9.5%         7.3%        9.3%       9.9%
   90-day Treasury Bill Rate ................................     5.1%         5.1%        5.4%       5.8%
---------------------------------------------------------------------------------------------------------
  Bond Fund .................................................     7.2%         7.2%        9.1%       9.0%
   Lehman Brothers Gov't./Corp. Bond Index ..................     9.5%         7.3%        9.3%       9.9%
---------------------------------------------------------------------------------------------------------
  Mid-Term Bond Fund ........................................     6.4%         5.9%       N/A         6.2%
   Salomon Brothers 3-7 Year Bond Index(4) ..................     8.9%         6.9%                   7.0%
---------------------------------------------------------------------------------------------------------
  Short-Term Bond Fund ......................................     5.7%         5.1%       N/A         5.1%
   Salomon Brothers 1-3 Year Bond Index(4) ..................     7.0%         6.0%                   5.8%
---------------------------------------------------------------------------------------------------------
  Money Market Fund .........................................     5.4%         5.2%        5.4%       5.9%
   90-day Treasury Bill Rate ................................     5.1%         5.1%        5.4%       5.8%
   7-day current yield for period ended 12/29/98 was 5.06%
   7-day effective yield (reflecting the compounding of
    interest) for period ended 12/29/98 was 5.19%
---------------------------------------------------------------------------------------------------------

     N/A = Not applicable

  * The Funds commenced operations on the following dates: All America, Composite, Bond and Money Market Funds -- January 1, 1985; Equity Index, Mid-Term Bond and Short-Term Bond Funds -- February 5, 1993; and Aggressive Equity Fund -- May 2, 1994.

 ** Prior to May 2, 1994, the All America Fund was known as the Stock Fund, had a different investment objective and did not have any subadvisers.

 (1) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

 (2) The Russell 2000 Index is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000, generally with capitalizations of $1 billion or less.

 (3) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

 (4) The Salomon Brothers Bond Index, for 1-3 years and for 3-7 years, is a market capitalization-weighted index of Treasury, Agency, mortgage and corporate bonds in the Salomon Brothers Broad Investment-Grade Bond Index with the same maturities and values of $25-$50 million (at least $200 million for mortgage-backed bonds).

 MANAGEMENT OF THE FUNDS



  THE ADVISER
    ----------------------------------------------------------------------------

  Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the ADVISER or CAPITAL MANAGEMENT) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $7.7 billion at December 31, 1998. As Adviser, Capital Management:

     o  places orders for the purchase and sale of securities,
     o  engages in securities research,
     o makes recommendations to and reports to the Investment Company's Board of Directors,
     o supplies administrative, accounting and recordkeeping services for the Funds, and
     o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

  For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which were applicable during 1998, are:

     o All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds -- .50%
     o  Aggressive Equity Fund -- .85%
     o  Equity Index and Mid-Cap Equity Index Funds -- .125%
     o  Money Market Fund -- .25%

  The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue this expense limitation at any time.


  SUBADVISERS FOR A PORTION OF THE ALL AMERICA FUND
    ----------------------------------------------------------------------------

  The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to three Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

     o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 1998, Alger Management had assets under management of approximately $10.6 billion.

     o Oak Associates, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 1998, Oak Associates had assets under management of approximately $11.4 billion.

     o Palley-Needelman, 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, is a large capitalization value adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients and other registered investment companies. At December 31, 1998, Palley-Needelman had assets under management of approximately $3.6 billion.

  PORTFOLIO MANAGERS
    ----------------------------------------------------------------------------

  The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Indexed Assets of the All America Fund or the Mid-Cap Equity Index Fund, because the investment objective for each is to replicate the performance of an index.

     ALL AMERICA FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the Adviser's portion of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998 from his position as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

  DAVID D. ALGER, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

  JAMES D. OELSCHLAGER is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

  CHET J. NEEDELMAN, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 30 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 24 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and two other senior investment professionals.

     AGGRESSIVE EQUITY FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.

     COMPOSITE FUND

  THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the equity portion of the Fund. Mr. Larsen, who joined the Adviser in June 1998 and whose most recent prior position was as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

  ANDREW L. HEISKELL, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

     BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND

  ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

  YEAR 2000 CONSIDERATIONS
    ----------------------------------------------------------------------------

  Many computer software programs, as originally developed, could not distinguish the year 2000 from the year 1900. If not corrected, this inability could adversely impact the handling of securities trades, the payment of interest and dividends, pricing, accounting and other recordkeeping services by the Adviser or the service providers for the Investment Company and the Adviser.

  The Adviser has reviewed its computer systems and has made modifications and replacements to prepare for the year 2000. It has successfully tested the modified systems and will continue monitoring Year 2000 compliance throughout 1999. The Adviser has received confirmation from the Adviser's and the Investment Company's service providers that they expect to modify or replace their systems to prepare for the year 2000. The Investment Company anticipates that the Adviser's computer systems and those of the providers will be adapted in time for the year 2000.

  It is possible that the Investment Company, or its service providers, could experience some computer processing problems when the year 2000 arrives. We have developed written contingency plans to ensure business continuity through the year 2000. In addition, Year 2000 problems could have a negative impact on companies in which the Investment Company's Funds invest, which could reduce the value of these companies' securities and therefore reduce the Funds' investment returns.

 DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS


  INVESTMENT OBJECTIVES AND STRATEGIES
    ----------------------------------------------------------------------------

  EQUITY INDEX FUND: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500 Index.

  The Fund seeks to achieve its objective primarily by:

     o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.


        - Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

        - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

        - The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

     o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

  The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

  The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.


  ALL AMERICA FUND: The investment objective of the All America Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

  At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

  INDEXED ASSETS. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the INDEXED ASSETS. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

  ACTIVE ASSETS. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio


------------------------------------------------------------------------------
    Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. Standard & Poor's, S&P, the S&P 500 Index and the S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

  of primarily common stocks with a broad exposure to the market. The Adviser and three Subadvisers actively manage this portion of the All America Fund, which is called the ACTIVE ASSETS.

  The Fund tries to maintain, to the extent possible, approximately equal amounts of Active Assets with the Adviser and the three Subadvisers. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

  Adviser. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations (small cap value stocks). Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

     o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

     o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.


  The Adviser may at times actively trade the securities in its portion of the All America Fund, depending on market conditions.


  Fred Alger Management, Inc. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations (small cap growth stocks).

     o The securities of these companies often are traded in the over-the-counter market.

     o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. During defensive periods, Fred Alger may not achieve the investment objective for its portion of the All America Fund.


  Fred Alger uses a bottom-up approach in selecting stocks for its portion of the Fund. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager for the Fred Alger portion of the Fund then determines the individual stocks that are appropriate for purchase. Fred Alger actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other Subadvisers.


  Oak Associates, Ltd. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth (mid- and large capitalization growth stocks). Its approach is to:

     o  monitor 400 stocks,

     o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

     o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

  Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

  Palley-Needelman Asset Management, Inc. This Subadviser invests its portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations (large cap value stocks). Companies generally will have:

     o  below market debt levels,

     o  earnings growth of 10% or more,

     o  current yield greater than the average of the S&P 500, and

     o  market capitalization of at least $5 billion.

  Palley-Needelman may at times actively trade the securities in its portion of the All America Fund, depending on market conditions.



  Active trading of the Active Assets, if it occurs, will result in higher transaction costs for the Fund.




  MID-CAP EQUITY INDEX FUND: The investment objective of the Mid-Cap Equity
                             Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index.

  The Fund seeks to achieve its objective primarily by:

     o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.


        - Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

        - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400 Index.

        - The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

     o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.


  The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

  There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

  AGGRESSIVE EQUITY FUND: The investment objective of the Aggressive Equity
                          Fund is capital appreciation, by investing approximately 50% of its assets in growth stocks and approximately 50% of its assets in value stocks.

  The Adviser anticipates that the percentage of the Fund's assets invested in growth stocks or value stocks will range between 40% and 60% of the Fund's assets invested in equity securities. At least 85% of the All America Fund's total assets will be invested in equity securities under normal market conditions.

     o Growth stocks are stocks that the Adviser considers to have above-average growth potential, based on earnings, sales or prospective economic or political changes.

     o Value stocks are stocks that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

  The Adviser uses a "bottom-up" approach in selecting stocks for the Fund (see definition below). The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

  Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.


  COMPOSITE FUND: The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of common stocks, debt securities and money market instruments.

  The Adviser varies the portion of the Fund's assets invested in each category of securities, based on economic conditions, the general level of common stock prices, interest rates and other relevant considerations.

     o The Fund invests in publicly-traded common stocks for long-term growth of capital and, to a lesser extent, income from dividends.

     o It invests in publicly-traded, investment grade debt securities and money market instruments for current income.

     o At December 31, 1998, the Fund's assets were 44% invested in equity securities, 42% invested in fixed-income securities and 14% invested in money market instruments.

  For defensive purposes, the Fund may invest up to 75% of its assets in common stock and other equity-type securities, or up to 75% of its assets in debt securities with a remaining maturity of more than one year, or 100% of its assets in money market instruments.

  The Fund's current strategy for its equity investments is to invest in approximately 100 stocks, all of which are included in the S&P 500 Index.

     o The Fund selects approximately 25 stocks of companies with the largest market capitalizations and invests in those stocks in approximately the same percentage by market weight as the S&P 500 Index.

     o The Adviser selects approximately 75 additional stocks, based on its stock selection analysis. The Fund invests in these stocks in approximately the same economic sector weightings as the S&P 500 Index.


  The Fund's current strategy for its fixed income investments is to invest primarily in investment grade debt securities of U.S. corporations, the U.S. Government and U.S. Government agencies. The Adviser manages this portion of the Composite Fund in substantially the same way as it manages the Bond Fund, described below.

  ------------------------------------------------------------------------------
     DEFINITION WE USE

   -- BOTTOM-UP INVESTING means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

  BOND FUND: The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital.

  The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years. The average maturity for the Bond Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or by the U.S. Government or its agencies.

     o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

     o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

     o At December 31, 1998, the Bond Fund had approximately 34% of its assets invested in zero coupon securities, 3% of its assets in U.S. Government agency mortgage-backed securities, and 35% of its assets in corporate obligations rated BBB.

  The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund (see definition on page 14). The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

  The Fund does not generally purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.


  MID-TERM BOND FUND: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between three and seven years.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

     o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB.

     o The percentage of the Fund's portfolio invested in corporate securities and the percentage invested in U.S. Government and agency securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

     o At December 31, 1998, the Mid-Term Bond Fund had no investment in zero coupon securities, and approximately 20% of its assets in U.S. Government agency mortgage-backed securities and 30% of its assets in corporate obligations rated BBB.

  The Adviser uses a "bottom-up" approach in selecting securities for the Mid-Term Bond Fund. Its approach generally is to purchase securities for income. In selecting an individual security, the Adviser reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

  The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security in the Fund's portfolio that the Adviser considers to have become overvalued relative to alternative investments.

  SHORT-TERM BOND FUND:   The primary investment objective of the Fund is to
                          provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between one and three years.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by United States corporations or by the U.S. Government or its agencies and in money market instruments of the type that the Money Market Fund purchases.

     o At times, the Fund may invest a significant portion of its assets in mortgage-backed securities.

     o At December 31, 1998, the Short-Term Bond Fund had approximately 17% of its assets in U.S. Government securities and 75% of its assets in U.S. Government agency mortgage-backed securities.

  Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as Ginnie Mae and Fannie Mae. U.S. Government and agency securities have little financial risk, but mortgage-backed securities do have market risk and the prepayment risks specific to mortgage-backed securities. When interest rates change, mortgage-backed securities may prepay at a faster or slower rate than originally anticipated, which may negatively affect their yield and price.



  MONEY MARKET FUND:      The investment objective of the Fund is to realize
                          high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

  In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

     o The Fund invests only in money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations and Treasury securities issued by the U.S. Government. At December 31, 1998, the Fund was 100% invested in commercial paper.

     o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and sustantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

     o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

     o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

  The Fund does not maintain a stable net asset value. The Fund does not declare dividends daily, and income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. At least yearly the Fund distributes investment income to its shareholders, and the Fund's net asset value per share declines as a result of the distribution.

  The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

  An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER U.S. GOVERNMENT AGENCY.

  RISKS OF INVESTING IN STOCK FUNDS
    ----------------------------------------------------------------------------

     When you invest in a stock fund, and for the equity portion of a composite fund, you should consider that:


     o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

     o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

     o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

     o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

     o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

     o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.


  RISKS OF INVESTING IN BOND FUNDS
    ----------------------------------------------------------------------------

  When you invest in a bond fund, and for the debt securities portion of a composite fund, you should consider that:

     o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

     o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

     o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

     o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

     o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

     o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

     o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

     o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

     o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.


  SPECIFIC INVESTMENTS OR STRATEGIES, AND RELATED RISKS
    ----------------------------------------------------------------------------

  This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.


     OPTIONS AND FUTURES CONTRACTS

  INVESTMENT STRATEGIES. All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must be traded on securities or commodities exchanges located in the United States.

  A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

  A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

  A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

     o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

     o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

  RISKS FROM OPTIONS AND FUTURES CONTRACTS. Risks to a Fund in options and futures transactions include the following:

     o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

     o A Fund purchasing an option may lose the entire amount of the premium plus transaction costs.

     o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.


     ZERO COUPON SECURITIES AND DISCOUNT NOTES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund and the Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

  RISKS FROM ZERO COUPON SECURITIES AND DISCOUNT NOTES. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.


     REDEEMABLE SECURITIES

  An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.


     AMERICAN DEPOSITORY RECEIPTS ("ADRS")

  ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund and Aggressive Equity Fund intend to invest a small percentage of their total assets in ADRs.

     ADRs are subject to many of the same risks as foreign securities, such as possible:

     o  unavailability of financial information,

     o  changes in currency or exchange rates,

     o  lack of Year 2000 preparedness by the issuer, and

     o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.


     MORTGAGE-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans
  (CMOS). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

  Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (GINNIE MAES), securities issued by the Federal National Mortgage Association (FANNIE MAES), and participation certificates issued by the Federal Home Loan Mortgage Corporation (FREDDIE
  MACS). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (FULL FAITH AND CREDIT) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

  RISKS FROM MORTGAGE-BACKED SECURITIES. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

     o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.

     o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.

     o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

 INFORMATION ABOUT FUND SHARES


  PRICING OF FUNDS' SHARES
    ----------------------------------------------------------------------------

  The purchase or redemption price of a Fund share is equal to its net asset value that we calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds PLUS any cash or other assets (including accrued interest and dividends), MINUS all liabilities (including accrued expenses) DIVIDED BY the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a VALUATION DAY).

  In determining a Fund's net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

  If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

  PURCHASE OF SHARES
    ----------------------------------------------------------------------------

  The Investment Company offers shares in the Funds, without sales charge, only to the Insurance Companies for allocation to their Separate Accounts. Acceptance by an Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company.

  REDEMPTION OF SHARES
    ----------------------------------------------------------------------------

  The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

  We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by an Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.

  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
    ----------------------------------------------------------------------------

  For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund's net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

  The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

  The Insurance Companies, through the Separate Accounts, are the shareholders of the Investment Company's Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company's shares.

  A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

 FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years, or for the period of a Fund's operations if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

  The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.


  ALL AMERICA FUND
    ----------------------------------------------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
                                                          1998       1997        1996       1995        1994
                                                       ---------- ---------- ----------- ---------- ------------
  NET ASSET VALUE, BEGINNING OF YEAR .................  $ 2.71     $ 2.44      $  2.13    $ 1.61      $  1.80
                                                        ------     ------      -------    ------      -------
  Income From Investment Operations:
   Net Investment Income .............................     .03        .03          .03       .03          .04
   Net Gains or Losses on Securities (realized and
     unrealized) .....................................     .54        .62          .41       .56       (  .01)
                                                        ------     ------      -------    ------      -------
     Total From Investment Operations ................     .57        .65          .44       .59          .03
                                                        ------     ------      -------    ------      -------
  Less Dividend Distributions:
   From net investment income ........................    ( .03)     ( .03)     (  .03)     ( .03)     (  .04)
   From capital gains ................................    ( .35)     ( .35)     (  .10)     ( .04)     (  .18)
                                                        -------    -------     -------    -------     -------
     Total Distributions .............................    ( .38)     ( .38)     (  .13)     ( .07)     (  .22)
                                                        -------    -------     -------    -------     -------

  NET ASSET VALUE, END OF YEAR .......................  $ 2.90     $ 2.71      $  2.44    $ 2.13      $  1.61
                                                        =======    =======     =======    =======     =======

  Total Return .......................................    21.3  %    26.8  %     20.7  %    36.6  %       1.3%*
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)................   $  732     $  700     $   637     $  533     $   375
  Ratio of Expenses to Average Net Assets ............      .50%       .50%        .50%       .50%        .50%
  Ratio of Net Income to Average Net Assets ..........      .84%       .98%       1.26%      1.57%       2.11%
  Portfolio Turnover Rate(a) .........................    40.47%     28.64%      28.35%     33.63%     129.80%

     ----------
 * Reflects the combined data of this Fund and that of its predecessor. Effective May 1, 1994, the Fund was renamed the All America Fund, its investment objective and policies were changed and subadvisers were added.

  EQUITY INDEX FUND
    ----------------------------------------------------------------------------


                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                        1998       1997       1996       1995       1994
                                                                     ---------- ---------- ---------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF YEAR ...............................  $ 2.08     $ 1.59     $ 1.35     $ 1.02      $ 1.04
                                                                      ------     ------     ------     ------      ------
  Income From Investment Operations:
   Net Investment Income ...........................................     .03        .03        .03        .02         .03
   Net Gains or Losses on Securities (realized and unrealized) .....     .55        .50        .27        .36       ( .01)
                                                                      ------     ------     ------     ------      ------
     Total From Investment Operations ..............................     .58        .53        .30        .38         .02
                                                                      ------     ------     ------     ------      ------
  Less Dividend Distributions
   From net investment income ......................................    ( .03)     ( .03)     ( .03)     ( .03)     ( .03)
   From capital gains ..............................................    ( .17)     ( .01)     ( .03)     ( .02)     ( .01)
                                                                      -------    -------    -------    -------     ------
     Total Distributions ...........................................    ( .20)     ( .04)     ( .06)     ( .05)     ( .04)
                                                                      -------    -------    -------    -------     ------

  NET ASSET VALUE, END OF YEAR .....................................  $ 2.45     $ 2.08     $ 1.59     $ 1.35      $ 1.02
                                                                      =======    =======    =======    =======     ======

  Total Return .....................................................    28.6  %    33.1  %    22.7  %    36.6  %     1.5  %
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)..............................   $  411     $  237     $  102     $   43     $   26
  Ratio of Expenses to Average Net Assets ..........................      .13%       .13%       .13%       .13%       .13%
  Ratio of Net Income to Average Net Assets ........................     1.57%      1.86%      2.19%      2.50%      2.67%
  Portfolio Turnover Rate(a) .......................................    11.68%     14.17%      5.85%     13.99%      6.59%

  AGGRESSIVE EQUITY FUND
    ----------------------------------------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                            1998         1997        1996       1995        1994*
                                                        ------------  ----------  ---------- ---------- ------------
  NET ASSET VALUE, BEGINNING OF YEAR/PERIOD ..........    $  1.61      $ 1.47      $  1.35    $  1.05     $ 1.00
                                                          -------      ------      -------    -------     ------
  Income From Investment Operations:
   Net Investment Income .............................         --         .01          .01        .01        .01
   Net Gains or Losses on Securities (realized and
     unrealized) .....................................     (  .09)        .31          .36        .39        .05
                                                          -------      ------      -------    -------     ------
     Total From Investment Operations ................     (  .09)        .32          .37        .40        .06
                                                          -------      ------      -------    -------     ------
  Less Dividend Distributions:
   From net investment income ........................         --        ( .01)      (  .01)    (  .01)    ( .01)
   From capital gains ................................     (  .01)       ( .17)      (  .24)    (  .09)       --
                                                          -------      -------     --------   --------    ------
     Total Distributions .............................     (  .01)       ( .18)      (  .25)    (  .10)    ( .01)
                                                          -------      -------     --------   --------    ------

  NET ASSET VALUE, END OF YEAR/PERIOD ................    $  1.51      $ 1.61      $  1.47    $  1.35     $ 1.05
                                                          =======      =======     ========   ========    ======

  Total Return .......................................      ( 5.1) %     21.2  %      27.1  %    38.2  %     6.0%**
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year/Period ($ millions).........    $   205       $  287      $   136    $    59    $   27
  Ratio of Expenses to Average Net Assets ............       .85  %        .85%         .85%       .85%      .56%
  Ratio of Net Income to Average Net Assets ..........       .18  %        .33%         .45%       .65%      .70%
  Portfolio Turnover Rate(a) .........................    144.05  %      80.94%      103.68%    116.52%    60.86%

     ----------
     *  The Fund commenced operations on May 2, 1994.

     ** The Fund's Total Return for 1994 is not annualized.

  COMPOSITE FUND
    ----------------------------------------------------------------------------


                                                                       YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                          1998       1997       1996       1995        1994
                                                       ---------- ---------- ---------- ---------- ------------
  NET ASSET VALUE, BEGINNING OF YEAR .................  $ 1.62     $  1.77    $ 1.81     $ 1.57      $  1.71
                                                        ------     -------    ------     ------      -------
  Income From Investment Operations:
   Net Investment Income .............................     .07         .07       .07        .08          .05
   Net Gains or Losses on Securities (realized and
     unrealized) .....................................     .17         .24       .14        .27       (  .10)
                                                        ------     -------    ------     ------      -------
     Total From Investment Operations ................     .24         .31       .21        .35       (  .05)
                                                        ------     -------    ------     ------      -------
  Less Dividend Distributions:
   From net investment income ........................    ( .07)     (  .07)    ( .08)     ( .08)     (  .07)
   From capital gains ................................    ( .01)     (  .39)    ( .17)     ( .03)     (  .02)
                                                        -------    --------   -------    -------     -------
     Total Distributions .............................    ( .08)     (  .46)    ( .25)     ( .11)     (  .09)
                                                        -------    --------   -------    -------     -------

  NET ASSET VALUE, END OF YEAR .......................  $ 1.78     $  1.62    $ 1.77     $ 1.81      $  1.57
                                                        =======    ========   =======    =======     =======

  Total Return .......................................    14.5  %     17.7  %   11.9  %    21.9  %    ( 3.0  %)
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)................   $  336     $   305    $  283     $  276    $    233
  Ratio of Expenses to Average Net Assets ............      .50%        .50%      .50%       .50%        .50%
  Ratio of Net Income to Average Net Assets ..........     3.68%       3.57%     3.63%      4.30%       3.88%
  Portfolio Turnover Rate(a) .........................    73.85%     104.04%    69.79%     76.84%     113.86%

  BOND FUND
    ----------------------------------------------------------------------------


                                                                                   YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                      1998       1997        1996       1995       1994
                                                                   ---------- ---------- ----------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF YEAR .............................   $ 1.43    $ 1.38      $  1.43    $ 1.27      $ 1.41
                                                                     ------    ------      -------    ------      ------
  Income From Investment Operations:
   Net Investment Income .........................................      .10       .09          .09       .09         .09
   Net Gains or Losses on Securities (realized and unrealized)....       --       .06       (  .04)      .16       ( .14)
                                                                     ------    ------      -------    ------      ------
    Total From Investment Operations .............................      .10       .15          .05       .25       ( .05)
                                                                     ------    ------      -------    ------      ------
  Less Dividend Distributions:
   From net investment income ....................................    ( .10)     ( .09)     (  .09)     ( .09)     ( .09)
   From capital gains ............................................    ( .01)     ( .01)     (  .01)        --         --
                                                                     ------    -------     -------    -------     ------
    Total Distributions ..........................................    ( .11)     ( .10)     (  .10)     ( .09)     ( .09)
                                                                     ------    -------     -------    -------     ------
  NET ASSET VALUE, END OF YEAR ...................................   $ 1.42    $ 1.43      $  1.38    $ 1.43      $ 1.27
                                                                     ======    =======     =======    =======     ======

  Total Return ...................................................     7.2  %    10.4  %      3.5  %    19.4  %    (3.2  %)
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($ millions)..........................   $  465     $  414     $   329     $  311    $   249
  Ratio of Expenses to Average Net Assets ........................      .50%       .50%        .50%       .50%       .50%
  Ratio of Net Income to Average Net Assets ......................     6.73%      6.69%       6.70%      6.64%      6.32%
  Portfolio Turnover Rate(a) .....................................    21.60%     57.71%      30.14%     41.93%     51.14%

  MID-TERM BOND FUND
    ----------------------------------------------------------------------------


                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
                                                                       1998        1997        1996        1995       1994
                                                                   ----------- ----------- ------------ --------- -----------
  NET ASSET VALUE, BEGINNING OF YEAR .............................   $  .90      $  .90      $  1.00     $  .91     $  .99
                                                                     ------      ------      -------     ------     ------
  Income From Investment Operations:
   Net Investment Income .........................................      .05         .05          .14        .06        .03
   Net Gains or Losses on Securities (realized and unrealized)          .01         .01       (  .10)       .09      ( .07)
                                                                     ------      ------      -------     ------     ------
    Total From Investment Operations .............................      .06         .06          .04        .15      ( .04)
                                                                     ------      ------      -------     ------     ------
  Less Dividend Distributions:
   From net investment income ....................................    ( .05)      ( .06)      (  .14)      ( .06)    ( .04)
   From capital gains ............................................       --          --           --          --        --
                                                                     ------      ------      -------     -------    ------
    Total Distributions ..........................................    ( .05)      ( .06)      (  .14)      ( .06)    ( .04)
                                                                     ------      ------      -------     -------    ------
  NET ASSET VALUE, END OF YEAR ...................................   $  .91      $  .90      $   .90     $ 1.00     $ 0.91
                                                                     ======      ======      =======     =======    ======

  Total Return ...................................................     6.4  %      7.3  %       3.9  %     16.3  %    (3.7) %
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)............................   $   15      $   15      $    13      $   24    $   24
  Ratio of Expenses to Average Net Assets ........................      .50%        .50%         .50%        .50%     .50  %
  Ratio of Net Income to Average Net Assets ......................     5.76%       5.87%        5.80%       5.73%    4.71  %
  Portfolio Turnover Rate(a) .....................................    23.09%      12.89%      144.55%      73.72%    7.52  %

  SHORT-TERM BOND FUND
    ----------------------------------------------------------------------------


                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                        1998       1997       1996       1995       1994
                                                                     ---------- ---------- ---------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF YEAR ...............................   $ 1.02     $ 1.03     $ 1.02     $ 1.00     $ 1.02
                                                                       ------     ------     ------     ------     ------
  Income From Investment Operations:
   Net Investment Income ...........................................      .05        .07        .04        .06        .04
   Net Gains or Losses on Securities (realized and unrealized) .....      .01      ( .01)       .01        .02      ( .02)
                                                                       ------     ------     ------     ------     ------
    Total From Investment Operations ...............................      .06        .06        .05        .08        .02
                                                                       ------     ------     ------     ------     ------
  Less Dividend Distributions:
   From net investment income ......................................    ( .05)     ( .07)     ( .04)     ( .06)     ( .04)
   From capital gains ..............................................       --         --         --         --         --
                                                                       ------     ------     ------     ------     ------
    Total Distributions ............................................    ( .05)     ( .07)     ( .04)     ( .06)     ( .04)
                                                                       ------     ------     ------     ------     ------
  NET ASSET VALUE, END OF YEAR .....................................   $ 1.03     $ 1.02     $ 1.03     $ 1.02     $ 1.00
                                                                       ======     ======     ======     ======     ======

  Total Return .....................................................     5.7  %     6.0  %     4.9  %     7.7  %     1.4  %
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)..............................   $   22     $   15     $   16     $    3     $    2
  Ratio of Expenses to Average Net Assets ..........................      .50%       .50%       .50%       .50%       .48%
  Ratio of Net Income to Average Net Assets ........................     5.46%      5.81%      5.42%      4.65%      3.51%
  Portfolio Turnover Rate(a) .......................................    91.35%     74.95%      6.68%     16.47%      0.00%

  MONEY MARKET FUND
    ----------------------------------------------------------------------------


                                                                                     YEAR ENDED DECEMBER 31,
                                                                     -------------------------------------------------------
                                                                        1998       1997        1996       1995       1994
                                                                     ---------- ---------- ----------- ---------- ----------
  NET ASSET VALUE, BEGINNING OF YEAR ...............................   $ 1.18     $ 1.19     $  1.18     $ 1.19     $ 1.17
                                                                       ------     ------     -------     ------     ------
  Income From Investment Operations:
   Net Investment Income ...........................................      .06        .07         .06        .07        .03
   Net Gains or Losses on Securities (realized and unrealized) .....       --         --          --         --        .02
                                                                       ------     ------     -------     ------     ------
     Total From Investment Operations ..............................      .06        .07         .06        .07        .05
                                                                       ------     ------     -------     ------     ------
  Less: Dividend Distributions From Net Investment Income ..........    ( .06)     ( .08)     (  .05)     ( .08)     ( .03)
                                                                       ------     ------     -------     ------     ------
     Total Distributions ...........................................    ( .06)     ( .08)     (  .05)     ( .08)     ( .03)
                                                                       ------     ------     -------     ------     ------
  NET ASSET VALUE, END OF YEAR .....................................   $ 1.18     $ 1.18     $  1.19     $ 1.18     $ 1.19
                                                                       ======     ======     =======     ======     ======

  Total Return .....................................................     5.4  %     5.5  %      5.3  %     5.8  %     4.1  %
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($ millions)..............................   $   81     $   68     $    78     $   73     $   81
  Ratio of Expenses to Average Net Assets ..........................      .25%       .25%        .25%       .25%       .25%
  Ratio of Net Income to Average Net Assets ........................     5.26%      5.32%       5.21%      5.66%      4.15%
  Portfolio Turnover Rate(a) .......................................    N/A        N/A        N/A         N/A        N/A

     ----------
     (a) Portfolio turnover rate excludes all short-term securities.

     N/A = Not Applicable

                               Investment Company
                               ------------------
                   Mutual of America Investment Corporation


                              Investment Adviser
                              ------------------
               Mutual of America Capital Management Corporation


               Subadvisers for a portion of the All America Fund
               --------------------------------------------------
                          Fred Alger Management, Inc.
                              Oak Associates Ltd.
                    Palley-Needelman Asset Management, Inc.



                             Independent Auditors
                             --------------------
                              Arthur Andersen LLP



                                    Counsel
                                    -------
                     Swidler Berlin Shereff Friedman, LLP



                                   Custodian
                                   ----------
                           The Chase Manhattan Bank



     The Investment Company sells shares of its Funds only to the Separate Accounts of Mutual of America Life Insurance Company and The American Life Insurance Company of New York for the variable accumulation annuity and variable universal life insurance products they issue.

  MUTUAL OF AMERICA INVESTMENT CORPORATION

  320 PARK AVENUE, NEW YORK, NEW YORK 10022




     YOU MAY OBTAIN MORE INFORMATION
    ----------------------------------------------------------------------------

  REGISTRATION STATEMENT. We have filed with the Securities and Exchange Commission (the COMMISSION) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.


  STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.


  SEMI-ANNUAL AND ANNUAL REPORTS. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.


  HOW TO OBTAIN THE SAI AND REPORTS. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:


    o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Investment Company, or

     o  calling 1-212-224-1600 and asking for the Investment Company.

  The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.


  WHERE TO DIRECT QUESTIONS. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company or The American Life Insurance Company of New York.



     Investment Company Act of 1940 Act File Number 811-5084




    ----------------------------------------------------------------------------

     PROSPECTUS DATED MAY 1, 1999

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (212) 224-1600

                  EQUITY INDEX FUND           BOND FUND
                  ALL AMERICA FUND            MID-TERM BOND FUND
                  MID-CAP EQUITY INDEX FUND   SHORT-TERM BOND FUND
                  AGGRESSIVE EQUITY FUND      MONEY MARKET FUND
                  COMPOSITE FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1999


  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Investment Corporation Prospectus dated May 1, 1999, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.

  A copy of the Prospectus is available to you at no charge. To obtain a copy, you may write to the Mutual of America Investment Corporation at the above address or call the telephone number listed above.



                               TABLE OF CONTENTS




                                                                 PAGE
                                                                -----
  Investment Company's Form of Operations ...................     2
  Investment Strategies and Related Risks ...................     2
   Additional Permitted Investments .........................     2
   Additional Investment Strategies .........................     5
   Additional Information about Specific Types of Securities      9
   Insurance Law Restrictions ...............................    13
  Fundamental Investment Restrictions .......................    13
  Management of the Investment Company ......................    15
  Investment Advisory Arrangements ..........................    16
  Portfolio Transactions and Brokerage ......................    18
  Purchase, Redemption and Pricing of Shares ................    20
  Taxation of the Investment Company ........................    21
  Distribution Arrangements .................................    22
  Yield and Performance Information .........................    22
  Description of Corporate Bond Ratings .....................    24
  Independent Auditors ......................................    26
  Legal Matters .............................................    26
  Custodian .................................................    26
  Use of Standard & Poor's Indices ..........................    26
  Financial Statements ......................................    27

                    INVESTMENT COMPANY'S FORM OF OPERATIONS


  HISTORY AND OPERATING FORM
    ----------------------------------------------------------------------------

  Mutual of America Investment Corporation (the INVESTMENT COMPANY) was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 ACT). The Investment Company is a successor to Separate Account No. 2 of Mutual of America Life Insurance Company (MUTUAL OF AMERICA).

  The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently nine
  Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund. Prior to May 1, 1994, the All America Fund was known as the Stock Fund, had different investment objectives and did not have any subadvisers.


  OFFERING OF SHARES
    ----------------------------------------------------------------------------

  The Investment Company offers Fund shares only to separate accounts of Mutual of America and Mutual of America's indirect wholly-owned subsidiary, The American Life Insurance Company of New York (AMERICAN LIFE). In this Statement of Additional Information, Mutual of America and American Life are referred to as the INSURANCE COMPANIES and the separate accounts of the Insurance Companies are referred to as the Separate Accounts.

  Contractholders, participants and policyowners of variable annuity contracts and variable life policies issued by the Insurance Companies allocate their contributions and premiums to funds of the Separate Accounts. Each Separate Account has nine Funds that purchase shares in the corresponding Funds of the Investment Company. The Insurance Companies are the record holders of the Investment Company Funds' shares.


  DESCRIPTION OF SHARES
    ----------------------------------------------------------------------------

  The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has nine classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.

  All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

  The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

  Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Accrued liabilities that are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, the other Funds could be liable for the excess.



                    INVESTMENT STRATEGIES AND RELATED RISKS

  The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.


  ADDITIONAL PERMITTED INVESTMENTS
    ----------------------------------------------------------------------------

  The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

  EQUITY INDEX FUND AND MID-CAP EQUITY INDEX FUND: In addition to common stocks and futures contracts, the Funds may invest in:

     o  money market instruments and
     o  U.S. Government and U.S. Government agency obligations.

  ALL AMERICA FUND: In addition to common stocks, the Adviser and three Subadvisers who manage approximately
  40% of the net assets of the All America Fund (the ACTIVE ASSETS) may invest assets in:

     o securities convertible into common stocks, including warrants and convertible bonds,
     o  bonds,
     o  money market instruments,
     o  U.S. Government and U.S. Government agency obligations,
     o  foreign securities and ADRs,
     o  futures and options contracts,
     o  preferred stock,
     o  equipment trust certificates, and
     o  mortgage-backed and asset-backed securities.

  The portion of the All America Fund invested to replicate the S&P 500 Index (the INDEXED ASSETS) also may be invested in:

     o  money market instruments, and
     o  U.S. Government and U.S. Government agency obligations.

     The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

     AGGRESSIVE EQUITY FUND: In addition to common stocks, the Aggressive Equity Fund may invest in:

     o securities convertible into common stocks, including warrants and convertible bonds,
     o  bonds,
     o  money market instruments,
     o  U.S. Government and U.S. Government agency obligations,
     o  foreign securities and ADRs,
     o  futures and options contracts,
     o  preferred stock,
     o  equipment trust certificates, and
     o  mortgage-backed and asset-backed securities.

     COMPOSITE FUND: In addition to common stocks, the equity portion of the Composite Fund may be invested in:

     o  securities convertible into common stocks, including warrants,
     o  preferred stock,
     o  money market instruments,
     o  U.S. Government and U.S. Government agency obligations,
     o  foreign securities and ADRs, and
     o  futures and options contracts.

  In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Composite Fund may be invested in:

     o  asset-backed securities,
     o  money market instruments,
     o  non-investment grade securities,
     o  foreign securities,
     o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and
     o  equipment trust certificates.

  BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND (THE "BOND FUNDS"):
  In addition to investment
  grade debt securities of the type described in the Prospectus, each Bond Fund may invest in :

     o  asset-backed securities,
     o  non-investment grade securities, for up to 20% of its assets,
     o  foreign securities,

    o  cash and money market instruments,
    o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,
    o  preferred stock,
    o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and
    o  equipment trust certificates.

  Each of the Bond Funds may invest up to 75% of its assets in securities issued by companies in the electric, gas and telephone utility industries. Currently, none of the Bond Funds anticipates that it will concentrate in utility industry securities. These industries are subject to extensive government regulation as to rates and services, and investments in the utility industry(ies) involve the risk of unfavorable action by regulatory authorities. If a Bond Fund were to concentrate in one of the utility industries, adverse circumstances could affect all companies in that industry simultaneously. In addition, debt securities in electric, gas and telephone industries tend to have longer maturities than those of industrial issuers and often do not require partial repayment of the principal through a sinking fund, as do corporate debt securities. As a result, electric, gas and telephone securities may show more price volatility in periods of changing interest rates than debt securities of corporate issuers.

  MONEY MARKET FUND: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

     o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

     o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

     o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

     o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

     o  variable amount floating rate notes; and

     o  debt securities issued by a corporation.

  The Money Market Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.

  Under the Money Market Fund's investment policy, MONEY MARKET INSTRUMENTS AND OTHER SHORT-TERM DEBT SECURITIES means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

     The securities in the Money Market Fund must meet the following quality requirements --

     o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

     o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

  The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

  The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S.

  government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.


  ADDITIONAL INVESTMENT STRATEGIES
    ----------------------------------------------------------------------------

     LENDING OF SECURITIES


  The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement.

  A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

  Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

  The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

  Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.


     REPURCHASE AGREEMENTS

  The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

  Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

  Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

  The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

  Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

  A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.


     RULE 144A INVESTMENTS, SECTION 4(2) COMMERCIAL PAPER AND ILLIQUID
SECURITIES

  Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable.

  The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

  Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 ACT) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.


     OPTIONS AND FUTURES CONTRACTS

  Each of the Funds may purchase and sell options and futures contracts, as described below, as long as the contracts are traded on a domestic exchange.


  Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

     o A CALL OPTION is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.

  Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

     o A PUT OPTION is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

  Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

     o A FUTURES CONTRACT ON FIXED INCOME SECURITIES requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

     o An OPTION ON A FUTURES CONTRACT provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

     o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

     o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market". At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

  A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

     o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.


        - A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.


        - A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

     o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

     o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.


        - Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        - As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

     o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

     o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.


        - When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        - If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        - A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


     RISKS IN FUTURES AND OPTIONS TRANSACTIONS INCLUDE THE FOLLOWING:

     o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

     o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

     o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

     o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

     o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

     o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

  ADDITIONAL INFORMATION ABOUT SPECIFIC TYPES OF SECURITIES
    ----------------------------------------------------------------------------

     NON-INVESTMENT GRADE SECURITIES


  The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

  Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

  Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in non-investment grade debt securities.


     U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY OBLIGATIONS

  All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

  U.S. GOVERNMENT OBLIGATIONS: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

  U.S. GOVERNMENT AGENCY OBLIGATIONS: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

  Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

  MONEY MARKET INSTRUMENTS

  All of the Funds may purchase money market instruments, which include the following.

  CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

  TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

  BANKERS' ACCEPTANCE. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

  VARIABLE AMOUNT FLOATING RATE NOTES. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

  CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

  TREASURY BILLS. See "U.S. Government and U.S. Government Agency Obligations" above.

  Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturities, these money market instruments are considered to have low levels of market risk and credit risk.


  ZERO COUPON SECURITIES AND DISCOUNT NOTES; REDEEMABLE SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, and the All America Fund and Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

  Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).


     FOREIGN SECURITIES

  In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund, Mid-Cap Equity Index Fund and the Money Market Fund may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

  The Investment Company has a fundamental investment restriction that limits foreign securities, including foreign exchange transactions, to 20% of a Fund's total assets. (See "Fundamental Investment Restrictions", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

     The Investment Company will consider special factors before investing in foreign securities. These include:

     o Year 2000 preparedness by the issuer and the foreign exchange where the security is traded,
     o  changes in currency rates or currency exchange control regulations,
     o  the possibility of expropriation,

     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,
     o  less liquidity and more volatility in foreign securities markets,
     o  the impact of political, social or diplomatic developments, and
     o  the difficulty of assessing economic trends in foreign countries.

  The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.


  AMERICAN DEPOSITORY RECEIPTS

  ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not considered foreign securities for purposes of the restriction on the amount of foreign securities -- see Fundamental Investment Restrictions.

  The Investment Company will consider special factors before investing in ADRs:
  These include:

     o  Year 2000 preparedness by the issuer,
     o  changes in currency rates or currency exchange control regulations,
     o  the possibility of expropriation,
     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,
     o  the impact of political, social or diplomatic developments, and
     o  the difficulty of assessing economic trends in foreign countries.


  CONVERTIBLE SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.


  EQUIPMENT TRUST CERTIFICATES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

  The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in equipment trust certificates.


  ASSET-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

  Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

     The Investment Company currently anticipates that no Fund will:

     o  invest more than 10% of its total assets in asset-backed securities,

     o invest in interest-only strips or principal-only strips of asset-backed securities, or

     o purchase the most speculative series or class of asset-backed securities issues.


  MORTGAGE-BACKED SECURITIES

  The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

  The Investment Company currently anticipates that no Fund will:


     o invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

     o invest in interest-only strips or principal-only strips of mortgage-backed securities, or

     o purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues.


  WARRANTS

  The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

  The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its assets in warrants.


     PREFERRED STOCK

  The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

  An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

  Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

  Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

  The Investment Company currently anticipates that no Fund will invest more than 10% of its assets in preferred stock.


  INSURANCE LAW RESTRICTIONS
    ----------------------------------------------------------------------------

  Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts. If necessary in order for shares of the Investment Company's Funds to remain eligible investments for the Separate Accounts, a Fund may from time to time limit the amount of its investments in certain types of securities, such as foreign securities and debt or equity securities of certain issuers.



                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of the affected Fund(s) approves the change. None of the Funds will:

  1. purchase or sell options or futures except those listed on a domestic exchange;

  2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities (see "Foreign Securities");

  3. make an investment in order to exercise control of management over a company (either singly or together with other Funds);

  4. underwrite the securities of other companies, including purchasing securities that are restricted under the Securities Act of 1933 ("1933 Act") or rules or regulations issued under the 1933 Act (restricted securities cannot be sold publicly until they are registered under the 1933
     Act);

  5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position,

  6. purchase commodities or commodity contracts;

  7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one bank), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities (see the caption entitled "The Money Market Fund" in the Prospectus for more restrictive policies relating to that fund);

  8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

  9. issue senior securities except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities);

  10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except for the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund, each of which may invest up to 75% of its total assets in the electric, gas and/or telephone utilities industries, as described under the caption "Investment Objectives and Policies of the Funds -- The Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund" in the Prospectus;

  11. purchase real estate or mortgages directly. The All America and Aggressive Equity Funds may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund may each buy mortgage-backed debt issues;

  12. invest more than 5% of its total assets in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of a Fund's total assets;

  13. purchase any security on margin or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a fund's total assets at market value;

  14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value), or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

  15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

  16. purchase oil and gas interests, except that the Funds may purchase securities of issuers that invest in oil or gas interests. The Money Market Fund will not purchase equity securities, voting securities, local or state government securities, or corporate debt or other than those types of securities specifically mentioned in its investment objectives.

  If a Fund complies with a percentage restriction at the time it makes an investment, a later increase that results from a change in the values of portfolio securities or the Fund's net assets will not be considered a violation.

                     MANAGEMENT OF THE INVESTMENT COMPANY

  The Directors of the Investment Company consist of six individuals, four of whom are not "interested persons" of the Investment Company as defined in the 1940 Act. The Directors are responsible for the overall supervision of the Investment Company's operations and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Directors elect officers of the Investment Company.

     The Directors and Officers of the Investment Company and their principal employment are as follows:



                                  POSITION HELD WITH THE            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             INVESTMENT COMPANY                DURING PAST 5 YEARS
  Dolores J. Morrissey*, age 70   Chairman of the Board,            President, Mutual of America Securities
  320 Park Avenue                 President and Director            Corporation, since August 1996; Executive
  New York, NY 10022                                                Vice President and Assistant to the President of
                                                                    the Adviser March 1996 to December 1996;
                                                                    President and Chief Executive Officer of the
                                                                    Adviser from June 1994 to March 1996;
                                                                    Executive Vice President of the Adviser from
                                                                    September 1993 until June, 1994. Executive
                                                                    Vice President of Mutual of America Life until
                                                                    January 1994
  Manfred Altstadt*, age 49       Senior Executive Vice             Senior Executive Vice President and Chief
  320 Park Avenue                 President, Chief Financial        Financial Officer of the Adviser, Mutual of
  New York, NY 10022              Officer, Treasurer and Director   America Life and American Life
  Peter J. Flanagan, age 68       Director                          President of The Life Insurance Council of
  551 Fifth Avenue                                                  New York
  New York, NY 10176
  George J. Mertz, age 70         Director                          Retired; formerly President and CEO of
  Ridgewood, NJ 07450                                               National Industries for the Blind
  James J. Needham, age 72        Director                          Business Consultant to corporations on
  Bridgehampton, NY 11932                                           financial, planning and regulatory matters
                                                                    during the past five years. Formerly United
                                                                    States Ambassador to Japan, Chairman of the
                                                                    New York Stock Exchange and Commissioner
                                                                    of the Securities and Exchange Commission
  Howard J. Nolan, age 62         Director                          President and C.P.O., United Way of San
  P.O. Box 898                                                      Antonio and Bexar County
  San Antonio, TX 78293
  Patrick A. Burns, age 52        Senior Executive Vice             Senior Executive Vice President and General
  320 Park Avenue                 President and General             Counsel of the Adviser; Senior Executive Vice
  New York, NY 10022              Counsel                           President and General Counsel of Mutual of
                                                                    America Life and American Life
  Stanley M. Lenkowicz, age 56    Senior Vice President,            Senior Vice President and Deputy General
  320 Park Avenue                 Deputy General Counsel            Counsel of Mutual of America Life since
  New York, NY 10022              and Secretary                     March 1995; prior thereto, Senior Vice
                                                                    President and Associate General Counsel

     ----------
     * Mr. Altstadt and Ms. Morrissey are "interested persons" within the meaning of the 1940 Act.

  The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.

  Officers and Directors who are participants under group or individual variable accumulation annuity contracts issued by Mutual of America Life or American Life may allocate portions of their account balances to one or more of the Investment Company's Funds. Mutual of America Life and its subsidiary American Life, through their Separate Accounts, own 100% of the shares of the Funds.

Set forth below is a table showing compensation paid to the directors during 1998.



                               AGGREGATE            PENSION OR        ESTIMATED   TOTAL COMPENSATION FROM
                           COMPENSATION FROM   RETIREMENT BENEFITS    BENEFITS    INVESTMENT COMPANY AND
                               INVESTMENT       ACCRUED AS PART OF      UPON         OTHER INVESTMENT
NAME OF DIRECTOR                COMPANY           FUND EXPENSES      RETIREMENT   COMPANIES IN COMPLEX(3)
----------------------------------------------------------------------------------------------------------
  Manfred Altstadt ......     None (1)               None               None          None (1)
  Dolores J. Morrissey ..     None (1)               None               None          None (1)
  Peter J. Flanagan .....     $15,890(2)             None               None          $15,890(2)
  George J. Mertz .......     $15,890(2)             None               None          $15,890(2)
  James J. Needham ......     $17,384(2)             None               None          $17,384(2)
  Howard J. Nolan .......     $15,053(2)             None               None          $15,053(2)

     ----------
 (1) As employees of the Adviser's affiliates and as "interested persons" of the Investment Company, Ms. Morrissey and Mr. Altstadt serve as directors of the Investment Company without compensation.

 (2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

 (3) Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company.



                       INVESTMENT ADVISORY ARRANGEMENTS

  INVESTMENT ADVISER. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the ADVISER or CAPITAL MANAGEMENT), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

  Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from Mutual of America Life. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc. and the General Accounts of Mutual of America Life and American Life.

  The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

  Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

  o performing investment research and evaluating pertinent economic, statistical and financial data;

  o consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

  o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

  o  management of investments;

  o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

  o  maintaining all required records;

  o  making arrangements for the safekeeping of assets; and

  o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

  The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

  The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services.

  ADVISORY FEES. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

     Equity Index and Mid-Cap Equity Index Funds -- .125%
     All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds --
      .50%
     Aggressive Equity Fund -- .85%
     Money Market Fund -- .25%


               INVESTMENT ADVISORY FEES PAID BY FUNDS TO ADVISER
                             FOR PAST THREE YEARS*


         FUND              1998          1997          1996
         ----              ----          ----          ----
     Equity Index      $   412,769   $  221,763    $   91,790
     All America       $ 3,559,615   $3,487,086    $2,924,546
  Aggressive Equity    $ 2,007,629   $1,955,550    $  835,441
      Composite        $ 1,601,894   $1,464,132    $1,412,746
         Bond          $ 2,245,279   $1,850,985    $1,544,608
    Mid-Term Bond      $    68,431   $   73,392    $  163,102
   Short-Term Bond     $    91,736   $   78,795    $   56,971
     Money Market      $   173,091   $  199,652    $  152,048
      Total Fees       $10,160,444   $9,331,355    $7,181,252

     * Excludes Mid-Cap Equity Index Fund, which began operations on May 1,
1999.

  OTHER FUND EXPENSES. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

  o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

  o  directors' fees and expenses,

  o  fees and expenses of its independent certified public accountants

  o  fees and expenses of its legal counsel,

  o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

  o the cost of preparation and filing registration statements and amendments thereto,

  o  bank transaction charges and custodian's fees,

  o  any proxy solicitors' fees and expenses,

  o  SEC filing fees,

  o  any federal, state or local income or other taxes,

  o any membership or licensing fees of the Investment Company Institute and similar organizations,

  o  fidelity bond and directors' liability insurance premiums, and

  o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

  EXPENSE REIMBURSEMENT BY THE ADVISER. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser may discontinue or modify its policy of paying expenses of the Funds at any time.

  SUBADVISERS FOR PORTION OF THE ALL AMERICA FUND. For approximately 30% of the assets of the All America Fund (the ACTIVE ASSETS), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (ALGER MANAGEMENT), Oak Associates, Ltd. (OAK ASSOCIATES) and Palley-Needelman Asset Management, Inc. (PALLEY-NEEDELMAN) (each a SUBADVISER, and together the SUBADVISERS). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

  Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

  SUBADVISORY FEES. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets under management, calculated as a daily charge:

     o  Fred Alger Management -- .45%
     o  Oak Associates -- 30%
     o  Palley-Needelman Asset Management -- .30%


                      FEES PAID BY ADVISER TO SUBADVISERS
                             FOR PAST THREE YEARS



                 SUBADVISER                      1998        1997        1996
    ---------------------------------------      ----        ----        ----
            Fred Alger Management, Inc.       $317,439    $294,755    $243,662
                 Oak Associates, Ltd.         $204,454    $208,892    $183,308
    Palley-Needelman Asset Management, Inc.   $221,149    $208,284    $175,250
                     Total                    $743,042    $711,931    $602,220

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


  SELECTION OF BROKERS AND DEALERS
    ----------------------------------------------------------------------------

  The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

     o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

     o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

     o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

     o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

     o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

  Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

  The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

  At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

  The Investment Company paid aggregate brokerage commissions of $2,040,381 in 1998, $1,920,465 in 1997 and $1,240,202 in 1996.


  COMMISSIONS TO AFFILIATED BROKERS
    ----------------------------------------------------------------------------

  During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (SECURITIES CORPORATION), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (FRED ALGER), an affiliate of Alger Management, Inc., as follows:



              YEAR OF                COMMISSIONS      % OF TOTAL      % OF AGGREGATE DOLLARS
           PAYMENT/BROKER                PAID      COMMISSIONS PAID      OF TRANSACTIONS
   -------------------------------------------------------------------------------------------
   1998 -- Securities Corporation      $ 50,136            2.5%                 2.3%
   1997 -- Securities Corporation      $ 64,092           3.14%                 3.6%
   1996 -- Securities Corporation      $ 70,708            5.5%                6.25%
   1998 -- Fred Alger                  $180,054            8.8%                 7.3%
   1997 -- Fred Alger                  $216,495          10.61%               10.03%
   1996 -- Fred Alger                  $ 72,555            5.7%                 4.7%

  The purchases and sales placed through Fred Alger related primarily to smaller capitalization stocks, for which execution may be more difficult.


  PORTFOLIO TURNOVER
    ----------------------------------------------------------------------------

  In 1998, the portfolio turnover rate for the Aggressive Equity Fund was 144%, compared to turnover rates of 81% in 1997 and 104% in 1996. The 1998 rate was higher due to a change in the Fund's portfolio manager during the year and the subsequent restructuring of the Fund's portfolio by the new manager. The Fund anticipates that its 1999 portfolio turnover rate will be comparable to the rates for 1997 and 1996.

  The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

  The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.




                  PURCHASE, REDEMPTION AND PRICING OF SHARES



  CALCULATION OF NET ASSET VALUE
    ----------------------------------------------------------------------------

  A Separate Account purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

     o  the sum of the value of the securities the Fund holds,

     o plus any cash or other assets, including interest and dividends accrued, and

     o  minus all liabilities, including accrued expenses.

  Net asset value is determined once daily immediately after the declaration of dividends, if any, as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Standard
  Time) on each day the Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day. The Investment Company determines the net asset value for a Valuation Period by multiplying a Fund's net asset value per share as of the preceding Valuation Period by that Fund's Change Factor (described below) for the current Valuation Period.

     The Change Factor for a Fund for any Valuation Period is determined as:

     (a) the ratio of (i) the net asset value of the Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund for that Valuation Period, to (ii) the net asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

     (b) 1.00000 plus the component of the annual rate of the Adviser's fee against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.




  PRICING OF SECURITIES HELD BY THE FUNDS
    ----------------------------------------------------------------------------

     In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.


  1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

     o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

     o For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

     o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

     o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

     o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

     o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4) For stock options and futures contracts, these valuations apply:

     o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

     o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.


        - If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        - If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

     o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.
     o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.



                      TAXATION OF THE INVESTMENT COMPANY


  TAXES ON FUNDS' INVESTMENT EARNINGS AND INCOME
    ----------------------------------------------------------------------------

  The Investment Company has in the past elected the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code, and it intends to continue to qualify under Subchapter M. The Investment Company will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company.

  If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.


  INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
    ----------------------------------------------------------------------------

  Funds of the Investment Company declare dividend and other distributions at least annually. The dividends and distributions are 100% reinvested in additional full and fractional shares of the Fund to which they relate, both for net investment income and net realized short- or long-term capital gains. For each Fund, the Investment Company intends to distribute all net realized long- or short-term capital gains, if any, and net investment income to the shareholders of the Fund.

  The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.



                           DISTRIBUTION ARRANGEMENTS

  The Investment Company sells shares of its Funds on a continuous basis, and it sells only to the Separate Accounts of the Insurance Companies. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Mutual of America, as principal underwriter, for the distribution of the Funds' shares. Mutual of America is a registered broker-dealer with the National Association of Securities Dealers, Inc.



                       YIELD AND PERFORMANCE INFORMATION

  Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

  YIELD OF THE MONEY MARKET FUND. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

  Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

  Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

  The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 31, 1998. Yields may fluctuate substantially from the example shown.

    1. Value for December 22, 1998

    2. Value for December 29, 1998 (exclusive of capital changes and any non-investment income)

    3. Net change equals Line 1 subtracted from Line 2

    4. Base period return equals Line 3 divided by Line 1

    5. Current yield equals Line 4 annualized (multiplied by 365/7)

  The Money Market Fund calculates effective yield by following steps 1-4 above to obtain a base period return, then compounding the base period return as follows:

            Effective Yield = [(Base Period Return + 1) 365/7] - 1

  CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

  Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

     T = (ERV/P)1/n - 1

  Where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years

     ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

  YIELD OF THE BOND FUNDS. Yield of the shares of the Bond Funds will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

  PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Fund's performance will also disclose the performance of the respective separate account issuing the Contracts.

  Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

  Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL WORLD, FORBES, FORTUNE, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

  In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.


  COMPARATIVE INDICES FOR THE FUNDS
    ----------------------------------------------------------------------------

  The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

  It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

  EQUITY INDEX FUND AND ALL AMERICA FUND: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 INDEX).

  The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43, with an average market value of approximately $9 billion. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

  MID-CAP EQUITY INDEX FUND: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P MIDCAP 400 INDEX).

  The S&P Mid-Cap 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations, generally between $300 million and $5 billion and with an average market value of approximately $1.5 billion. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

  AGGRESSIVE EQUITY FUND: Performance is compared to the Russell 2000 Index.


  The Russell 2000 Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The Russell 2000 companies represent approximately 12% of the Russell 3000 total market capitalization, and the largest company in the Russell 2000 Index has a current market value of approximately $1 billion.

  COMPOSITE FUND: Performance is compared to the S&P 500 Index, the Lehman Government/Corporate Index and the 90-day Treasury bill rate. See "Equity Index Fund and All America Fund" above and "Bond Fund" below).

  These three indices represent the three asset allocation categories in which the Composite Fund invests.

  BOND FUND: Performance is compared to the Lehman Brothers
  Government/Corporate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INDEX).

  The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

  SHORT-TERM BOND FUND: Performance is compared to the Salomon Brothers 1-3 Year Bond Index.

  MID-TERM BOND FUND: Performance is compared to the Salomon Brothers 3-7 Year Bond Index.

  The Salomon Brothers 1-3 Year Bond Index and the 3-7 Year Bond Index are comprised of the portion of the Salomon Brothers Broad Investment-Grade Bond Index (BIG INDEX) with the maturity indicated. The BIG Index includes Treasury, Agency, mortgage and corporate securities. It is market-capitalization weighted and includes all fixed-rate bonds with a maturity of one year or longer and a minimum of $50 million amount outstanding at entry which remain in the index until their amount falls below $25 million ($200 million for mortgage securities).



                     DESCRIPTION OF CORPORATE BOND RATINGS

  Description of Corporate bond ratings of Moody's Investors Services, Inc.:


  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba  - Bonds which are rated Ba are judged to have speculative elements;
      their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of corporate bond ratings of Standard & Poor's Corporation:

 AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

 AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


 A   - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 BB-B-CCC-CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 C - The rating C is reserved for income bonds on which no interest is being paid.

 D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             INDEPENDENT AUDITORS

  The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and are included herein in reliance upon the authority of said firm as experts in giving audit reports.

  Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 1999. Arthur Andersen LLP also acts as the independent auditors of the Insurance Companies. Their address is 1345 Avenue of the Americas, New York, New York.




                                 LEGAL MATTERS

  The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior
  Executive Vice President and General Counsel of the Investment Company.



                                   CUSTODIAN

  The Custodian of the securities and other assets held by the Investment Company's Funds is The Chase Manhattan
  Bank, 1285 Avenue of the Americas, New York, New York 10019.



                       USE OF STANDARD & POOR'S INDICES

  The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund (together, the INDEXED PORTFOLIOS) are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Indexed Portfolios. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED PORTFOLIOS, OWNERS OF THE INDEXED PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS

  Financial statements of the Investment Corporation for the year ended December 31, 1998 are included as follows:



                                                       PAGE
                                                      -----
  President's Message ...............................  28
  Portfolio Management Discussions ..................  29
  Portfolio of Investments in Securities:
   Money Market Fund ................................  38
   All America Fund .................................  39
   Equity Index Fund ................................  47
   Bond Fund ........................................  52
   Short-Term Bond Fund .............................  55
   Mid-Term Bond Fund ...............................  57
   Composite Fund ...................................  59
   Aggressive Equity Fund ...........................  63
  Statement of Assets and Liabilities ...............  65
  Statement of Operations ...........................  66
  Statements of Changes in Net Assets ...............  67
  Financial Highlights ..............................  70
  Notes to Financial Statements .....................  76
  Report of Independent Public Accountants ..........  81

                   MUTUAL OF AMERICA INVESTMENT CORPORATION


  We are pleased to report that performance of the funds offered by Mutual of America Investment Corporation for the year ended December 31, 1998 was, overall, positive.

  Economic expansion continued in 1998 in what is now the longest peacetime expansion in history. The economic turmoil in Asia, Brazil and Russia caused a flight to quality in the U.S. and the Federal Reserve responded by lowering the interest rate three times.

  The equity market remained strong in 1998 despite giving back some of its monumental gains. Funds are still flowing into the stock market at a rapid pace and continue to support high valuation levels.

  The Bond market has come off its lows and Treasury Securities yields have inched up. A spike up in interest rates unrelated to domestic cyclical factors could prove harmful to the continued growth of the economy.


              TOTAL RETURNS -- TWELVE MONTHS TO DECEMBER 31, 1998


  Money Market Fund ..............     +5.4%
  All American Fund ..............    +21.3%
  Equity Index Fund ..............    +28.6%
  Bond Fund ......................     +7.2%
  Short-Term Bond Fund ...........     +5.7%
  Mid-Term Bond Fund .............     +6.4%
  Composite Fund .................    +14.5%
  Aggressive Equity Fund .........     -5.1%

  Please note that the above total return performance figures do not reflect the deduction of Separate Account fees and expenses which are imposed by Mutual of America Life Insurance Company and The American Life Insurance Company of New York, respectively.

  On the pages which immediately follow are brief presentations and graphs for each fund (except the Money Market Fund) which illustrate each fund's respective:

      o Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o Historical performance compared with appropriate indexes.


  The portfolios of each fund and financial statements are presented in the pages which then follow.

  Your participation in these funds is appreciated.



                                      Sincerely,

                                      /s/DOLORES J. MORRISSEY
                                      ----------------------------------------

                                      Dolores J. Morrissey
                                      Chairman of the Board and President,
                                      Mutual of America Investment Corporation

 MONEY MARKET FUND


  The investment objective of the Money Market Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Money-Market Fund returned 5.4% comparing favorably to the Salomon Brothers 3-Month Treasury Bill Index return of 5.1%.

 ALL AMERICA FUND

  The All America Fund is approximately 60% invested in the 500 stocks included in the Standard & Poor's 500 Index; the performance objective of this portion of the Fund is to replicate the returns of the Index. The remaining 40% of the Fund is actively managed by three sub-advisors and Mutual of America Capital Management Corporation. Approximately 20% of the Fund is invested in small capitalization stocks. Small cap stocks significantly underperformed larger caps in 1998, as investor preference for large size companies with high earnings predictability continued throughout the year. When investor preferences shift back to small cap stocks, this group's performance should improve. The All America Fund returned 21.3% for 1998. The Standard & Poor's 500 Index returned 28.6% for the year.

[GROWTH OF A $10,000 INVESTMENT APPEARS HERE]



                          All America Fund*
                         ------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $12,126             21.3%        21.3%
Since 5/2/94         $26,206             162.1%       22.9%
5 Years              $25,674             156.7%       20.8%
10 Years             $45,854             358.5%       16.4%


                          S&P 500 Index
                          -------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $12,857             28.6%        28.6%
Since 5/2/94         $30,009             200.1%       26.6%
5 Years              $29,400             194.0%       24.1%
10 Years             $57,839             478.4%       19.2%

* Prior to May 2, 1994, the Fund was known as the Stock Fund, had a different investment objective and did not have any subadivsors. Performance data which includes periods prior to 5/2/94 reflect performance results achieved in accordance with the previous objective of the Stock Fund.

   The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the index does not.

 EQUITY INDEX FUND


  The Equity Index Fund invests in the 500 stocks included in the S&P 500 Index. The Fund's net return for 1998 was 28.6%, equaling the performance of the S&P 500 Index. This was the fourth straight year of positive double digit returns for the Index, a feat equaled only once in the post-war period. Performance was mainly driven by multiple expansion in an environment of low inflation and declining interest rates. Investor preference for larger-capitalized companies with high earnings predictability was another factor driving performance in this Index, which is dominated by large and mid-cap companies. The best performing sectors within the Index were Technology, Communication Services, Health Care and Consumer Cyclicals. The worst performing sector was Energy.



[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]



                 Equity Index Fund
                 -----------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $12,858             28.6%        28.6%
5 years              $29,136             191.4%       23.8%
Since 2/5/93
 Inception*          $30,940             209.4%       21.1%


                      S&P 500 Index
                      --------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $12,857             28.6%        28.6%
5 years              $29,400             194.0%       24.1%
Since 2/5/93
 Inception*          $31,543             215.4%       21.5%


  The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

 BOND FUND


  The Bond Fund seeks a high level of return consistent with preservation of capital through investment in public debt securities. The fund typically invests heavily in Corporate and Agency securities, which yield significantly more than U.S. Treasury securities. In 1998, several events occurred which caused a "flight to quality" into only the most liquid U.S. Treasury securities, leading these securities to outperform all other debt asset classes. Over the longer term, the higher yielding securities would be expected to outperform U.S. Treasuries. The Bond Fund returned 7.2% for 1998 versus the Lehman Brothers Government/Corporate Bond Index of 9.5%.

[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]

                        Bond Fund
                        ---------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,715              7.2%         7.2%
5 Years              $14,168              41.7%        7.2%
10 Years             $23,864              138.6%       9.1%




           Lehman Bros. Gov't/Corp. Bond Index
           ------------------------------------

Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,947              9.5%         9.5%
5 Years              $14,227              42.3%        7.3%
10 Years             $24,413             144.1%        9.3%

  The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

 SHORT-TERM BOND FUND


  The Short-Term Bond Fund seeks a high level of return consistent with preservation of capital through investment in public debt securities. The fund typically invests heavily in Corporate, Agency and Mortgage Backed securities, which yield significantly more than U.S. Treasury securities. In 1998, several events occurred which caused a "flight to quality" into only the most liquid U.S. Treasury securities, leading these securities to outperform all other debt asset classes. Over the longer term, the higher yielding securities would be expected to outperform U.S. Treasuries. The Short-Term Bond Fund returned 5.7% for 1998 versus the Salomon Brothers 1-3 year Bond Index of 7.0%.

[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]


                      Short-Term Bond Fund
                      --------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,566              5.7%         5.7%
5 years              $12,848              28.5%        5.1%
Since 2/5/93
 Inception*          $13,425              34.2%        5.1%



                 Salomon Bros. 1-3 Yr Bond Idex
                 ------------------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,697              7.0%         7.0%
5 years              $13,386              33.9%        6.0%
Since 2/5/93
 Inception*          $13,985              39.9%        5.8%

  The line representing the performance return of the Short-Term Bond Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

 MID-TERM BOND FUND


  The Mid-Term Bond Fund seeks a high level of return consistent with preservation of capital through investment in public debt securities. The fund typically invests heavily in Corporate and Agency securities, which yield significantly more than U.S. Treasury securities. In 1998, several events occurred which caused a "flight to quality" into only the most liquid U.S. Treasury securities, leading these securities to outperform all other debt asset classes. Over the longer term, the higher yielding securities would be expected to outperform U.S. Treasuries. The Mid-Term Bond Fund returned 6.4% for 1998 versus the Salomon Brothers 3-7 year Bond Index of 8.9%.

[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]

                      Mid-Term Bond Fund
                      -------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,635              6.4%         6.4%
5 years              $13,314              33.1%        5.9%
Since 2/5/93
 Inception*          $14,282              42.8%        6.2%



              Salomon Bros. 3-7 Year Bond Index
              ----------------------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,891              8.9%         8.9%
5 years              $13,933              39.3%        6.9%
Since 2/5/93
 Inception*          $14,939              49.4%        7.0%



  The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

 COMPOSITE FUND


  The Composite Fund invests in approximately 100 of the stocks listed in the Standard & Poor's 500 Index, along with publicly-traded debt securities and money market instruments. The objective of the Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio. During 1998, the benchmark for the Fund was a blend of 50% stocks (as represented by the S&P 500 Index), 40% bonds (as represented by the Lehman Brothers Government/Corporate Bond Index) and 10% cash (as represented by the Salomon Brothers 3-month Treasury Bill Index.) The equity portion of the Index underperformed its benchmark, in part, due to stock selection from within the S&P 500 Index universe. Performance of the Index was primarily driven by the largest capitalized companies while other companies within the Index did not fare as well. The Fund's investment in these less dominant companies, on a market capitalized basis, had a negative impact on performance. The bond portion underperformed its index due to an intentional overweight in corporate securities versus the Index. In normal times this process will provide favorable income and yield to the Fund; however, the many uncertainties in the capital markets during the year results in Treasury securities rallying strongly and corporate securities lagging. As the factors that are unsettling the market are resolved, spreads between treasuries and corporate securities should trend back to historical levels. Investing in high quality commercial paper enabled the money market portion of the Fund to outperform the Salomon Treasury Bill Index.

[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]


                       Composite Fund
                       ---------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $11,446              14.5%       14.5%
5 years              $17,812              78.1%       12.2%
10 Years             $31,988              219.9%      12.3%



            Lehman Bros. Gov't/Corp. Bond Index
            ------------------------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,947              9.5%         9.5%
5 years              $14,227              42.3%        7.3%
10 Years             $24,413              144.1%       9.3%


                       S&P 500 Index
                       -------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $12,857             28.6%        28.6%
5 years              $29,400             194.0%       24.1%
10 Years             $57,839             478.4%       19.2%



                 Salomon Bros. 3 Month T-Bill Index
                 ----------------------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year               $10,505              5.1%         5.1%
5 years              $12,829              28.3%        5.1%
10 Years             $16,991              69.9%        5.4%


  The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

 AGGRESSIVE EQUITY FUND


  The investment objective of the Aggressive Equity Fund is capital growth, by investing in both value and growth companies. During 1998, the Fund was invested approximately 50% in growth stocks and 50% in value stocks. The Fund's performance for the year of -5.1% lagged the Russell 2000 Index's performance of -2.6%. The underperformance of the Russell 2000 reflects investors' preference for larger capitalized companies, which significantly outperformed their small cap counterparts. For a portion of the year, the Fund was over-weighted in the energy sector, the worst performing sector within the Russell 2000 during 1998. This overweighting had a negative impact on Fund performance. This sector's performance should improve as worldwide demand for energy stabilizes and global economies improve. Positive contributors to Fund performance included technology and consumer staples.


[GROWTH OF A $10,000 INVESTMENT CHART APPEARS HERE]

                  Aggressive Equity Fund
                  -----------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year                $9,486             -5.1%        -5.1%
Since 5/2/94
 Inception*          $21,395             114.0%       17.7%



                       Russell 2000 Index
                       ------------------
Period               Growth                 Total Return
Ended                  of                Cumu-       Annual
12/31/98             $10,000             lative      Average
-------------------------------------------------------------
1 Year                $9,745             -2.6%        -2.6%
Since 5/2/94
 Inception*          $17,564              75.6%       12.8%


  The line representing the performance return of the Aggressive Equity Fund includes expenses, such as transaction costs and management fees, that reduce returns, while the performance return line of the Index does not.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                          DISCOUNT                  FACE       AMORTIZED
                                                RATING*     RATE     MATURITY      AMOUNT         COST
                                               --------- ---------- ---------- ------------- -------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (100%)
 Albertson's, Inc. ...........................  A1/P1        5.25%  01/12/99    $1,910,000    $ 1,906,926
 Albertson's, Inc. ...........................  A1/P1        5.22   01/12/99     1,539,000      1,536,538
 Allied Signal, Inc. .........................  A1/P1        5.55   01/19/99       490,000        488,631
 Allied Signal, Inc. .........................  A1/P1        5.55   01/21/99     1,510,000      1,505,293
 Allied Signal, Inc. .........................  A1/P1        5.35   01/29/99       680,000        677,158
 American Express Credit Corp. ...............  A1/P1        4.25   01/07/99       200,000        199,858
 Atlantic Richfield Corp. ....................  A1/P1        5.25   01/15/99     3,500,000      3,492,832
 Bemis, Inc. .................................  A1/P1        5.08   01/14/99     3,000,000      2,994,464
 Bemis, Inc. .................................  A1/P1        5.25   01/14/99       865,000        863,355
 Central Illinois Light Co. ..................  A1+/P1       5.35   01/19/99     2,885,000      2,877,247
 Consolidated Natural Gas Co. ................  A1+/P1       5.10   01/19/99       223,000        222,428
 Du Pont (E.I.) De Numours & Co. .............  A1+/P1       5.27   01/06/99     3,240,000      3,237,611
 Duke Power Company ..........................  A1/P1        5.65   01/15/99     1,000,000        997,801
 Eaton Corp. .................................  A1/P1        5.25   01/22/99     3,500,000      3,489,242
 Export Development Corp. ....................  A1+/P1       5.25   01/12/99     3,500,000      3,494,345
 Florida Power Corp. .........................  A1+/P1       5.25   01/12/99     3,000,000      2,995,153
 Ford Motor Credit Co. .......................  A1/P1        5.20   01/04/99     2,025,000      2,024,115
 Ford Motor Credit Co. Puerto Rico, Inc. .....  A1/P1        5.35   01/08/99     2,000,000      1,997,911
 GTE Funding, Inc. ...........................  A1/P1        5.15   02/01/99     3,500,000      3,484,423
 General Electric Capital Corp. ..............  A1+/P1       5.32   01/12/99       940,000        938,461
 General Electric Capital Corp. ..............  A1+/P1       5.33   01/14/99     3,000,000      2,994,206
 Heinz (H.J.) Co. ............................  A1/P1        5.50   01/06/99     1,750,000      1,748,661
 Heinz (H.J.) Co. ............................  A1/P1        5.20   01/14/99     2,090,000      2,086,050
 IBM Credit Corp. ............................  A1/P1        5.25   01/08/99     1,000,000        998,972
 International Business Machines .............  A1/P1        5.27   01/08/99     2,500,000      2,497,418
 Lucent Technologies, Inc. ...................  A1/P1        5.20   01/11/99     1,400,000      1,397,970
 Lucent Technologies, Inc. ...................  A1/P1        5.10   01/15/99     2,830,000      2,824,357
 Merrill Lynch & Co, Inc. ....................  A1+/P1       5.08   01/04/99       818,000        817,650
 Merrill Lynch & Co, Inc. ....................  A1+/P1       5.08   01/08/99     1,520,000      1,518,482
 Merrill Lynch & Co, Inc. ....................  A1+/P1       5.33   01/29/99     1,530,000      1,523,631
 PepsiCo, Inc. ...............................  A1/P1        5.10   01/14/99     2,165,000      2,160,997
 PetroFina Delaware, Inc. ....................  A1/P1        5.07   01/08/99     2,000,000      1,998,007
 PetroFina Delaware, Inc. ....................  A1/P1        5.40   01/08/99     2,212,000      2,209,668
 Proctor & Gamble Co. ........................  A1+/P1       5.00   01/06/99     1,400,000      1,399,022
 Proctor & Gamble Co. ........................  A1+/P1       5.13   01/19/99     1,500,000      1,496,137
 Sony Capital Corp. ..........................  A1/P1        5.35   01/04/99     3,890,000      3,888,260
 Toyota Credit de Puerto Rico Corp. ..........  A1+/P1       5.31   01/06/99     1,725,000      1,723,717
 Toyota Credit de Puerto Rico Corp. ..........  A1+/P1       5.09   01/08/99       605,000        604,395
 Toyota Credit de Puerto Rico Corp. ..........  A1+/P1       5.05   01/13/99     2,000,000      1,996,596
 Wisconsin Energy Corp. ......................  A1+/P1       5.10   01/12/99     1,500,000      1,497,650
 Xerox Credit Corp. ..........................  A1+/P1       5.23   01/12/99     2,300,000      2,296,308
 Xerox Credit Corp. ..........................  A1+/P1       5.00   01/12/99     1,667,000      1,664,453
                                                                                              -----------
TOTAL SHORT-TERM DEBT SECURITIES:
 (Cost: $80,766,399) 100%.................................................................    $80,766,399
                                                                                              ===========

---------
 * The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services. Inc.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES



                               DECEMBER 31, 1998


                                                   SHARES            VALUE
                                              ---------------   ---------------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. ..............................        15,469       $ 693,204
  Abbott Laboratories .....................        65,029       3,186,421
  Adobe Systems, Inc. .....................         2,982         139,408
  Advanced Micro Devices, Inc. ............         6,384         184,737
  Aeroquip-Vickers, Inc. ..................         1,253          37,511
  AES Corp. ...............................         7,805         369,761
  Aetna, Inc. .............................         6,125         481,578
  Air Products & Chemicals, Inc. ..........         9,983         399,320
  AirTouch Communications, Inc. ...........        24,513       1,768,000
  Alberto-Culver Co. Cl B .................         2,446          65,277
  Albertson's, Inc. .......................        10,591         674,514
  Alcan Aluminum Ltd. .....................         9,754         263,967
  Alcoa, Inc. .............................         7,866         586,508
  Allegheny Teledyne, Inc. ................         8,743         178,685
  Allergan, Inc. ..........................         2,901         187,839
  AlliedSignal, Inc. ......................        24,158       1,070,501
  Allstate Corp. ..........................        35,157       1,357,939
  Alltel Corp. ............................        11,838         708,060
  Alza Corp. ..............................         3,842         200,744
  Amerada Hess Corp. ......................         4,036         200,791
  Ameren Corp. ............................         5,880         251,002
  American Electric Power, Inc. ...........         8,254         388,453
  American Express Co. ....................        19,372       1,980,787
  American General Corp. ..................        10,872         848,015
  American Greetings Corp. Cl A ...........         3,134         128,689
  American Home Products Corp. ............        56,476       3,180,304
  American Int'l. Group, Inc. .............        44,990       4,347,158
  American Stores Co. .....................        11,956         441,624
  Ameritech Corp. .........................        47,273       2,995,926
  Amgen, Inc. .............................        10,979       1,147,991
  Amoco Corp. .............................        40,906       2,469,699
  AMP, Inc. ...............................         9,529         496,103
  AMR Corp. ...............................         7,941         471,496
  Anadarko Petroleum Corp. ................         5,329         164,532
  Andrew Corp. ............................         3,821          63,046
  Anheuser-Busch Cos., Inc. ...............        20,479       1,343,934
  Aon Corp. ...............................         7,336         406,231
  Apache Corp. ............................         4,376         110,767
  Apple Computer, Inc. ....................         5,975         244,601
  Applied Materials, Inc. .................        15,941         680,481
  Archer-Daniels-Midland Co. ..............        25,420         436,906
  Armco, Inc. .............................         4,787          20,943
  Armstrong World Inds., Inc. .............         1,776         107,115
  Asarco, Inc. ............................         1,760          26,510
  Ascend Communications, Inc. .............         9,358         615,288
  Ashland, Inc. ...........................         3,393         164,136
  Associates First Capital Corp. ..........        31,303       1,326,464
  AT&T Corp. ..............................        77,400       5,824,350
  Atlantic Richfield Co. ..................        13,856         904,104
  Autodesk, Inc. ..........................         2,086          89,046
  Automatic Data Processing, Inc ..........        13,031       1,044,923
  AutoZone, Inc. ..........................         6,778         223,250
  Avery Dennison Corp. ....................         4,982         224,501
  Avon Products, Inc. .....................        11,257         498,122
  Baker Hughes, Inc. ......................        14,098         249,358
  Ball Corp. ..............................         1,353          61,899
  Baltimore Gas & Electric Co. ............         6,597         203,682
  Banc One Corp. ..........................        50,177       2,562,163
  Bank of New York Co., Inc. ..............        32,812       1,320,683
  Bankamerica Corp. .......................        74,157       4,458,689
  BankBoston Corp. ........................        12,831         499,607
  Bankers Trust New York Corp. ............         4,163         355,676
  Bard (C.R.), Inc. .......................         2,312         114,444
  Barrick Gold Corp. ......................        16,090         313,755


                                                   SHARES            VALUE
                                              ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Battle Mountain Gold Co. ................        10,197       $  42,062
  Bausch & Lomb, Inc. .....................         2,480         148,800
  Baxter International, Inc. ..............        12,337         793,423
  BB & T Corp. ............................        12,811         516,443
  Bear Stearns Cos., Inc. .................         4,824         180,297
  Becton Dickinson & Co. ..................        10,665         455,262
  Bell Atlantic Corp. .....................        66,514       3,525,242
  BellSouth Corp. .........................        83,796       4,179,325
  Bemis, Inc. .............................         2,369          89,873
  Berkshire Hathaway, Inc Cl A ............            12         812,000
  Bestfoods ...............................        12,326         656,359
  Bethlehem Steel Corp. ...................         5,752          48,173
  Biomet, Inc. ............................         4,975         200,243
  Black & Decker Corp. ....................         3,893         218,251
  Block (H. & R.), Inc. ...................         4,455         200,475
  BMC Software, Inc. ......................         9,297         414,297
  Boeing Co. ..............................        42,812       1,396,741
  Boise Cascade Corp. .....................         2,500          77,500
  Boston Scientific Corp. .................        16,949         454,445
  Briggs & Stratton Corp. .................         1,070          53,366
  Bristol-Myers Squibb Co. ................        42,574       5,696,933
  Brown-Forman Corp. Cl B .................         3,048         230,695
  Browning-Ferris Inds., Inc. .............         7,711         219,281
  Brunswick Corp. .........................         4,396         108,801
  Burlington Northern Santa Fe ............        20,235         682,931
  Burlington Resources, Inc. ..............         7,594         271,960
  Cabletron Systems, Inc. .................         7,297          61,112
  Campbell Soup Co. .......................        19,325       1,062,875
  Capital One Financial Corp. .............         2,857         328,555
  Cardinal Health, Inc. ...................         8,601         652,600
  Carolina Power & Light Co. ..............         6,528         307,224
  Case Corp. ..............................         3,304          72,068
  Caterpillar, Inc. .......................        15,472         711,712
  CBS Corp. ...............................        30,459         997,532
  Cendant Corp. ...........................        36,798         701,461
  Centex Corp. ............................         2,645         119,190
  Central & South West Corp. ..............         9,110         249,955
  Ceridian Corp. ..........................         3,086         215,441
  Champion International Corp. ............         4,244         171,882
  Charles Schwab Corp. ....................        17,295         971,734
  Chase Manhattan Corp. ...................        36,241       2,466,653
  Chevron Corp. ...........................        27,957       2,318,683
  Chubb Corp. .............................         7,029         456,006
  CIGNA Corp. .............................         8,907         688,622
  Cincinnati Financial Corp. ..............         7,154         262,015
  CiNergy Corp. ...........................         7,035         241,828
  Circuit City Group, Inc. ................         4,438         221,622
  Cisco Systems, Inc. .....................        67,661       6,279,786
  Citigroup, Inc. .........................        97,352       4,818,924
  Clear Channel Communications ............        10,838         590,671
  Clorox Co. ..............................         4,436         518,180
  Coastal Corp. ...........................         9,174         320,516
  Coca-Cola Co. ...........................       105,628       7,063,872
  Coca-Cola Enterprises, Inc. .............        16,794         600,385
  Colgate-Palmolive Co. ...................        12,630       1,173,011
  Columbia Energy Group ...................         3,700         213,675
  Columbia/HCA Healthcare Corp. ...........        27,844         689,139
  Comcast Corp. Cl A ......................        15,923         934,481
  Comerica, Inc. ..........................         6,709         457,469
  Compaq Computer Corp. ...................        72,844       3,054,895
  Computer Associates Intl., Inc. .........        23,218         989,667
  Computer Sciences Corp. .................         6,836         440,494
  Conagra, Inc. ...........................        20,967         660,460
  Conseco, Inc. ...........................        13,564         414,549

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                                            SHARES            VALUE
                                                       ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Consolidated Edison, Inc. ........................         9,992       $  528,327
  Consolidated Natural Gas Co. .....................         4,255          229,770
  Consolidated Stores Corp. ........................         4,852           97,949
  Cooper Industries, Inc. ..........................         4,584          218,599
  Cooper Tire & Rubber Co. .........................         3,437           70,243
  Coors (Adolph) Co. Cl B ..........................         1,611           90,920
  Corning, Inc. ....................................        10,082          453,690
  Costco Co. .......................................         9,338          674,086
  Countrywide Credit Industries ....................         4,928          247,324
  Crane Co. ........................................         3,052           92,117
  Crown Cork & Seal, Inc. ..........................         5,521          170,115
  CSX Corp. ........................................         9,416          390,764
  Cummins Engine Co., Inc. .........................         1,708           60,634
  CVS Corp. ........................................        16,821          925,155
  Cyprus Amax Minerals Co. .........................         4,156           41,560
  Dana Corp. .......................................         7,093          289,926
  Danaher Corp. ....................................         5,731          311,264
  Darden Restaurants, Inc. .........................         6,176          111,168
  Data General Corp. ...............................         2,197           36,113
  Dayton-Hudson Corp. ..............................        18,977        1,029,502
  Deere & Co. ......................................        10,288          340,790
  Dell Computer Corp. ..............................        54,569        3,993,768
  Delta Air Lines, Inc. ............................         6,159          320,268
  Deluxe Corp. .....................................         3,585          131,076
  Dillard's Inc. Cl A ..............................         4,608          130,752
  Disney (Walt) Co. ................................        87,785        2,633,550
  Dollar General Corp. .............................         8,201          193,748
  Dominion Resources, Inc. .........................         8,535          399,011
  Donnelley (R.R.) & Sons Co. ......................         5,946          260,509
  Dover Corp. ......................................         9,624          352,479
  Dow Chemical Co. .................................         9,548          868,271
  Dow Jones & Co., Inc. ............................         4,159          200,151
  DTE Energy Co. ...................................         6,216          266,511
  Du Pont (E.I.) de Nemours & Co ...................        48,242        2,559,841
  Duke Energy Corp. ................................        15,614        1,000,271
  Dun & Bradstreet Corp. ...........................         7,300          230,406
  Eastern Enterprises ..............................           957           41,868
  Eastman Chemical Co. .............................         3,516          157,341
  Eastman Kodak Co. ................................        13,974        1,006,128
  Eaton Corp. ......................................         3,168          223,938
  Ecolab, Inc. .....................................         5,753          208,186
  Edison International .............................        15,383          428,801
  EG&G, Inc. .......................................         2,039           56,709
  Electronic Data Systems Corp. ....................        21,255        1,068,063
  EMC Corp. ........................................        21,504        1,827,840
  Emerson Electric Co. .............................        18,999        1,149,439
  Engelhard Corp. ..................................         6,413          125,053
  Enron Corp. ......................................        14,266          814,053
  Entergy Corp. ....................................        10,637          331,076
  Equifax, Inc. ....................................         6,360          217,432
  Exxon Corp. ......................................       104,177        7,617,943
  FDX Corp. ........................................         6,323          562,747
  Federated Department Stores, Inc. ................         8,839          385,048
  Federal Home Loan Mortgage Corp. .................        29,078        1,873,713
  Fifth Third Bancorp ..............................        11,507          820,592
  First Data Corp. .................................        19,094          605,041
  First Union Corp. ................................        42,453        2,581,673
  FirstEnergy Corp. ................................        10,226          332,984
  Fleet Financial Group, Inc. ......................        24,515        1,095,514
  Fleetwood Enterprises, Inc. ......................         1,528           53,098
  Fluor Corp. ......................................         3,305          140,669
  FMC Corp. ........................................         1,532           85,792
  Federal National Mortgage Association ............        44,431        3,287,894
  Ford Motor Co. ...................................        51,848        3,042,829


                                                            SHARES            VALUE
                                                       ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Fort James Corp. .................................         9,510       $  380,400
  Fortune Brands, Inc. .............................         7,377          233,297
  Foster Wheeler Corp. .............................         1,808           23,843
  FPL Group, Inc. ..................................         7,751          477,655
  Franklin Resources, Inc. .........................        11,020          352,640
  Fred Meyer, Inc. .................................         6,664          401,506
  Freeport-McMoran Copper & Gold, Inc.
     Cl B ..........................................         7,220           75,358
  Frontier Corp. ...................................         7,610          258,740
  Fruit of the Loom, Inc. Cl A .....................         3,199           44,186
  Gannett Co., Inc. ................................        12,147          783,481
  Gap, Inc. ........................................        24,830        1,396,687
  Gateway 2000, Inc. ...............................         6,742          345,106
  General Dynamics Corp. ...........................         5,466          320,444
  General Electric Co. .............................       140,410       14,330,595
  General Instrument Corp. .........................         7,417          251,714
  General Mills, Inc. ..............................         6,553          509,495
  General Motors Corp. .............................        28,044        2,006,898
  Genuine Parts Co. ................................         7,929          265,125
  Georgia-Pacific (Timber Group) ...................         3,898          228,276
  Gillette Co. .....................................        47,533        2,296,438
  Golden West Financial Corp. ......................         2,455          225,092
  Goodrich (B.F.) Co. ..............................         3,283          117,777
  Goodyear Tire & Rubber Co. .......................         6,799          342,924
  GPU, Inc. ........................................         5,483          242,280
  Grainger (W.W.), Inc. ............................         4,096          170,496
  Great Atlantic & Pac. Tea, Inc. ..................         1,697           50,273
  Great Lakes Chemical Corp. .......................         2,621          104,840
  GTE Corp. ........................................        41,354        2,688,010
  Guidant Corp. ....................................         6,498          716,404
  Halliburton Co. ..................................        18,839          558,105
  Harcourt General, Inc. ...........................         3,145          167,274
  Harnischfeger Industries, Inc. ...................         2,120           21,597
  Harrah's Entertainment, Inc. .....................         4,495           70,515
  Harris Corp. .....................................         3,550          130,018
  Hartford Financial Services Group ................        10,003          548,914
  Hasbro, Inc. .....................................         5,837          210,861
  HBO & Co. ........................................        20,260          581,208
  HCR Manor Care, Inc. .............................         4,815          141,440
  HealthSouth Corp. ................................        18,128          279,851
  Heinz (H.J.) Co. .................................        15,617          884,312
  Helmerich & Payne, Inc. ..........................         2,232           43,245
  Hercules, Inc. ...................................         4,196          114,865
  Hershey Food Corp. ...............................         6,175          384,007
  Hewlett-Packard Co. ..............................        44,440        3,035,807
  Hilton Hotels Corp. ..............................        11,562          221,123
  Home Depot, Inc. .................................        66,979        4,098,277
  Homestake Mining Co. .............................        10,591           97,304
  Honeywell, Inc. ..................................         5,432          409,097
  Household International Corp. ....................        20,826          825,230
  Houston Industries, Inc. .........................        12,271          394,205
  Humana, Inc. .....................................         7,408          131,955
  Huntington Bancshares, Inc. ......................         9,105          273,719
  Ikon Office Solutions, Inc. ......................         6,015           51,503
  Illinois Tool Works, Inc. ........................        10,787          625,646
  IMS Health, Inc. .................................         6,908          521,122
  Inco Ltd. ........................................         7,369           77,835
  Ingersoll Rand Co. ...............................         7,093          332,927
  Intel Corp. ......................................        71,430        8,468,919
  International Paper Co. ..........................        13,168          590,091
  Interpublic Group of Cos., Inc. ..................         6,043          481,929
  International Business Machines Corp. ............        39,981        7,386,489
  International Flavors & Fragrances, Inc. .........         4,547          200,920
  ITT Industries, Inc. .............................         4,599          182,810

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                                      SHARES            VALUE
                                                 ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Jefferson-Pilot Corp. ......................         4,572       $  342,900
  Johnson & Johnson ..........................        57,618        4,832,709
  Johnson Controls, Inc. .....................         3,758          221,722
  Jostens, Inc. ..............................         1,634           42,790
  Kaufman & Broad Home Corp. .................         1,769           50,858
  Kellogg Co. ................................        17,483          596,607
  Kerr-McGee Corp. ...........................         2,119           81,051
  KeyCorp. ...................................        19,505          624,160
  Kimberly Clark Corp. .......................        23,375        1,273,937
  King World Productions, Inc. ...............         3,247           95,583
  KLA Tencor Corp. ...........................         3,855          167,210
  Kmart Corp. ................................        21,122          323,430
  Knight-Ridder, Inc. ........................         3,498          178,835
  Kohl's Corp. ...............................         6,824          419,249
  Kroger Co. .................................        11,052          668,646
  Laidlaw, Inc. ..............................        14,634          147,254
  Lehman Brothers Holdings, Inc. .............         5,051          222,559
  Lilly (Eli) & Co. ..........................        47,121        4,187,878
  Limited, Inc. ..............................         9,764          284,376
  Lincoln National Corp. .....................         4,358          356,538
  Liz Claiborne, Inc. ........................         2,930           92,478
  Lockheed Martin Corp. ......................         8,466          717,493
  Loews Corp. ................................         4,872          478,674
  Longs Drug Stores Corp. ....................         1,727           64,762
  Louisiana-Pacific Corp. ....................         4,871           89,200
  Lowe's Companies, Inc. .....................        15,206          778,357
  LSI Logic Corp. ............................         6,254          100,845
  Lucent Technologies, Inc. ..................        56,346        6,198,059
  Mallinckrodt, Inc. .........................         3,247          100,048
  Marriott International, Inc. ...............        10,790          312,910
  Marsh & McLennan Cos., Inc. Cl A ...........        11,099          648,597
  Masco Corp. ................................        14,774          424,752
  Mattel, Inc. ...............................        12,594          287,300
  May Department Stores Co. ..................        10,077          608,398
  Maytag Corp. ...............................         3,918          243,895
  MBIA, Inc. .................................         4,257          279,099
  MBNA Corp. .................................        32,429          808,698
  McDermott International, Inc. ..............         2,627           64,854
  McDonald's Corp. ...........................        28,990        2,221,358
  McGraw-Hill Cos., Inc. .....................         4,216          429,505
  MCI WorldCom, Inc. .........................        78,561        5,636,751
  Mead Corp. .................................         4,608          135,072
  MediaOne Group, Inc. .......................        26,179        1,230,413
  Medtronic, Inc. ............................        21,012        1,560,141
  Mellon Bank Corp. ..........................        11,264          774,400
  Mercantile Bancorporation ..................         6,787          313,050
  Merck & Co., Inc. ..........................        51,036        7,537,379
  Meredith Corp. .............................         2,343           88,741
  Merrill Lynch & Co., Inc. ..................        15,301        1,021,341
  MGIC Investment Corp. ......................         4,795          190,900
  Micron Technology, Inc. ....................         9,209          465,630
  Microsoft Corp. ............................       106,848       14,818,482
  Milacron, Inc. .............................         1,741           33,514
  Millipore Corp. ............................         1,946           55,339
  Minnesota Mining & Mfg. Co. ................        17,312        1,231,316
  Mirage Resorts, Inc. .......................         7,976          119,141
  Mobil Corp. ................................        33,416        2,911,369
  Monsanto Co. ...............................        27,025        1,283,687
  Moore Corp., Ltd. ..........................         3,925           43,175
  Morgan (J.P.) & Co., Inc. ..................         7,541          792,276
  Morgan Stanley Dean Witter Co. .............        24,753        1,757,463
  Morton International, Inc. .................         5,377          131,736
  Motorola, Inc. .............................        25,717        1,570,344
  NACCO Industries, Inc. Cl A ................           362           33,304


                                                      SHARES            VALUE
                                                 ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Nalco Chemical Co. .........................         2,924       $   90,644
  National City Corp. ........................        14,267        1,034,357
  National Semiconductor Corp. ...............         7,288           98,388
  National Service Industries ................         1,839           69,882
  Navistar International Corp. ...............         2,976           84,816
  New Century Energies, Inc. .................         4,942          240,922
  New York Times Co. Cl A ....................         7,814          271,048
  Newell Co. .................................         6,969          287,471
  Newmont Mining Corp. .......................         7,420          134,023
  Nextel Communications, Inc. Cl A ...........        12,678          299,517
  Niagara Mohawk Power Corp. .................         8,314          134,063
  Nicor, Inc. ................................         2,119           89,527
  Nike, Inc. Cl B ............................        12,269          497,661
  Nordstrom, Inc. ............................         6,602          229,006
  Norfolk Southern Corp. .....................        16,249          514,890
  Northern States Power Co. ..................         6,719          186,452
  Northern Telecom, Ltd. .....................        27,944        1,400,672
  Northern Trust Corp. .......................         4,836          422,243
  Northrop Grumman Corp. .....................         3,053          223,250
  Novell, Inc. ...............................        15,188          275,282
  Nucor Corp. ................................         3,908          169,021
  Occidental Petroleum Corp. .................        15,146          255,588
  Omnicom Group, Inc. ........................         7,370          427,460
  Oneok, Inc. ................................         1,399           50,538
  Oracle Corp. ...............................        41,646        1,795,983
  Oryx Energy Co. ............................         4,714           63,344
  Owens Corning ..............................         2,397           84,943
  Owens Illinois, Inc. .......................         6,894          211,128
  Paccar, Inc. ...............................         3,467          142,580
  PacifiCorp. ................................        12,741          268,357
  Pall Corp. .................................         5,502          139,269
  Parametric Technology Corp. ................        12,080          197,810
  Parker Hannifin Corp. ......................         4,907          160,704
  Paychex, Inc. ..............................         7,054          362,840
  Peco Energy Co. ............................         9,664          402,264
  Penney (J.C.) Co., Inc. ....................        10,882          510,093
  PennzEnergy Co. ............................         2,119           34,566
  Pennzoil-Quaker State Co. ..................         2,119           31,255
  Peoples Energy Corp. .......................         1,570           62,603
  Peoplesoft, Inc. ...........................        10,226          193,654
  Pep Boys-Manny, Moe & Jack .................         2,830           44,395
  PepsiCo, Inc. ..............................        62,870        2,573,740
  Perkin-Elmer Corp. .........................         2,180          212,686
  Pfizer, Inc. ...............................        55,610        6,975,579
  PG & E Corp. ...............................        16,391          516,316
  Pharmacia & Upjohn, Inc. ...................        21,915        1,240,936
  Phelps Dodge Corp. .........................         2,604          132,478
  Phillip Morris Cos., Inc. ..................       104,324        5,581,334
  Phillips Petroleum Co. .....................        10,911          465,081
  Pioneer Hi-Bred Intl., Inc. ................        10,352          279,504
  Pitney Bowes, Inc. .........................        11,761          776,961
  Placer Dome, Inc. ..........................        11,095          127,592
  PNC Bank Corp. .............................        12,979          702,488
  Polaroid Corp. .............................         1,957           36,571
  Potlatch Corp. .............................         1,287           47,458
  PP&L Resources, Inc. .......................         6,712          187,097
  PPG Industries, Inc. .......................         7,643          445,204
  Praxair, Inc. ..............................         7,019          247,419
  Proctor & Gamble Co. .......................        56,854        5,191,480
  Progressive Corp. of Ohio ..................         3,106          526,078
  Provident Companies, Inc. ..................         5,998          248,917
  Providian Financial Corp. ..................         8,216          616,200
  Public Svc. Enterprise Group, Inc. .........         9,779          391,160
  Pulte Corp. ................................         1,913           53,205

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                                           SHARES            VALUE
                                                      ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Quaker Oats Co. .................................         5,877       $   349,681
  Ralston Purina Co. ..............................        13,598           440,235
  Raychem Corp. ...................................         3,447           111,381
  Raytheon Co. Cl B ...............................        14,535           773,988
  Reebok International Ltd. .......................         2,505            37,261
  Regions Financial Corp. .........................         9,540           384,581
  Republic New York Corp. .........................         4,597           209,450
  Reynolds Metals Co. .............................         2,856           150,475
  Rite-Aid Corp. ..................................        11,076           548,954
  RJR Nabisco Holdings Corp. ......................        14,011           415,951
  Rockwell Intl., Corp. ...........................         8,247           400,494
  Rohm & Haas Co. .................................         7,377           222,232
  Rowan Cos., Inc. ................................         3,779            37,790
  Royal Dutch Petroleum Co. .......................        91,882         4,398,850
  Rubbermaid, Inc. ................................         6,654           209,185
  Russell Corp. ...................................         1,607            32,642
  Ryder System, Inc. ..............................         3,249            84,474
  Safeco Corp. ....................................         6,038           259,256
  Safeway, Inc. ...................................        20,973         1,278,042
  Sara Lee Corp. ..................................        39,402         1,110,643
  SBC Communications, Inc. ........................        83,814         4,494,525
  Schering-Plough Corp. ...........................        62,972         3,479,203
  Schlumberger, Ltd. ..............................        23,548         1,086,151
  Scientific-Atlanta, Inc. ........................         3,498            79,798
  Seagate Technology ..............................        10,509           317,897
  Seagram, Ltd. ...................................        16,891           641,858
  Sealed Air Corp. ................................         3,695           188,675
  Sears Roebuck & Co. .............................        16,525           702,312
  Sempra Energy ...................................        10,284           260,956
  Service Corp. International .....................        11,124           423,407
  Shared Medical Systems Corp. ....................         1,178            58,752
  Sherwin-Williams Co. ............................         7,368           216,435
  Sigma-Aldrich Corp. .............................         4,464           131,130
  Silicon Graphics, Inc. ..........................         8,378           107,866
  SLM Holding Corp. ...............................         7,255           348,240
  Snap-On, Inc. ...................................         2,623            91,313
  Sonat, Inc. .....................................         4,883           132,146
  Southern Co. ....................................        30,076           874,083
  Southwest Airlines Co. ..........................        14,509           325,545
  Springs Industries, Inc. ........................           819            33,937
  Sprint Corp. (FON Group) ........................        18,457         1,552,695
  Sprint Corp. (PCS Group) ........................        17,800           411,625
  St. Jude Medical, Inc. ..........................         3,735           103,412
  St. Paul Companies, Inc. ........................        10,169           353,372
  Stanley Works ...................................         3,939           109,307
  Staples, Inc. ...................................        13,356           583,490
  State Street Corp. ..............................         6,877           478,381
  Summit Bancorp ..................................         7,488           327,132
  Sun America, Inc. ...............................         9,365           759,735
  Sun Microsystems, Inc. ..........................        16,308         1,396,372
  Sunoco, Inc. ....................................         4,148           149,587
  Suntrust Banks, Inc. ............................         9,040           691,560
  Supervalu, Inc. .................................         5,368           150,304
  Synovus Financial Corp. .........................        11,687           284,870
  Sysco Corp. .....................................        14,315           392,767
  Tandy Corp. .....................................         4,241           174,676
  Tektronix, Inc. .................................         2,234            67,159
  Tele-Communications, Inc. (TCI Gp. "A") .........        23,205         1,283,526
  Tellabs, Inc. ...................................         8,324           570,714
  Temple-Inland, Inc. .............................         2,467           146,323
  Tenet Healthcare Corp. ..........................        13,268           348,285


                                                           SHARES            VALUE
                                                      ---------------   ---------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Tenneco, Inc. ...................................         7,528       $   256,422
  Texaco, Inc. ....................................        23,057         1,219,138
  Texas Instruments, Inc. .........................        16,707         1,429,492
  Texas Utilities Co. .............................        12,179           568,607
  Textron, Inc. ...................................         6,900           523,968
  Thermo Electron Corp. ...........................         6,851           116,038
  Thomas & Betts Corp. ............................         2,517           109,017
  Time Warner, Inc. ...............................        52,575         3,262,935
  Times Mirror Co. Cl A ...........................         3,526           197,456
  Timken Co. ......................................         2,766            52,208
  TJX Companies ...................................        14,074           408,146
  Torchmark Corp. .................................         6,224           219,785
  Toys R Us, Inc. .................................        11,597           195,699
  Transamerica Corp. ..............................         2,690           310,695
  Tribune Co. .....................................         5,123           338,118
  Tricon Global Restaurants Inc. ..................         6,579           329,772
  TRW, Inc. .......................................         5,243           294,591
  Tupperware Corp. ................................         2,561            42,096
  Tyco International Ltd. .........................        27,608         2,082,678
  U.S. Bancorp ....................................        31,304         1,111,292
  U.S. West, Inc. .................................        21,532         1,391,505
  Unicom Corp. ....................................         9,368           361,253
  Unilever N.V. ...................................        27,431         2,275,058
  Union Camp Corp. ................................         3,077           207,697
  Union Carbide Corp. .............................         5,796           246,330
  Union Pacific Corp. .............................        10,789           486,179
  Union Pacific Resources Group, Inc. .............        11,143           100,983
  Union Planters Corp. ............................         5,830           264,171
  Unisys Corp. ....................................        11,008           379,088
  United Healthcare Corp. .........................         8,033           345,921
  United Technologies Corp. .......................         9,741         1,059,333
  Unocal Corp. ....................................        10,412           303,900
  UNUM Corp. ......................................         5,969           348,440
  US Airways Group, Inc. ..........................         3,873           201,396
  UST, Inc. .......................................         7,968           277,884
  USX-Marathon Group ..............................        13,268           399,698
  USX-U.S. Steel Group ............................         3,909            89,907
  V F Corp. .......................................         5,173           242,484
  Venator Group, Inc. .............................         6,003            38,644
  Viacom, Inc. Cl B ...............................        15,004         1,110,296
  W.R. Grace & Co. ................................         3,368            52,835
  Wachovia Corp. ..................................         8,746           764,728
  Wal-Mart Stores, Inc. ...........................        96,533         7,861,406
  Walgreen Co. ....................................        21,369         1,251,422
  Warner-Lambert Co. ..............................        35,197         2,646,374
  Washington Mutual, Inc. .........................        25,590           977,218
  Waste Management, Inc. ..........................        24,776         1,155,181
  Wells Fargo & Company ...........................        69,294         2,767,614
  Wendy's International, Inc. .....................         5,647           123,175
  Westvaco Corp. ..................................         4,496           120,549
  Weyerhaeuser Co. ................................         8,584           436,174
  Whirlpool Corp. .................................         3,372           186,724
  Willamette Industries, Inc. .....................         4,945           165,657
  Williams Cos., Inc. .............................        18,452           575,471
  Winn-Dixie Stores, Inc. .........................         6,364           285,584
  Worthington Industries, Inc. ....................         4,289            53,612
  Wrigley (Wm.) Jr. Co. ...........................         5,013           448,976
  Xerox Corp. .....................................        14,051         1,658,018
                                                                        -----------
  TOTAL INDEXED ASSETS -- COMMON STOCKS
  (Cost: $188,724,813) 58.2% ......................                     427,093,187
                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998


                                                            FACE
                                     RATE     MATURITY     AMOUNT         VALUE
                                  ---------- ---------- ------------ ---------------
INDEXED ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U. S. GOVERNMENT (0.1%)
  U.S. Treasury Bill ............ 3.97%      04/08/99    $  610,000   $    602,703
  U.S. Treasury Bill(a) ......... 4.00       03/25/99       200,000        197,964
                                                                      ------------
                                                                           800,667
                                                                      ------------
COMMERCIAL PAPER (0.5%)
  Ford Motor Credit Co. ......... 6.09       01/04/99     2,000,000      1,998,984
  Koch Industries ............... 5.20       01/04/99     1,432,000      1,431,379
                                                                      ------------
                                                                         3,430,363
                                                                      ------------
TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $4,231,921) 0.6% ........................................       4,231,030
                                                                      ------------
TOTAL INDEXED ASSETS
  (Cost: $192,956,734) 58.8% .....................................    $431,324,217
                                                                      ============

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1998:



                                                                UNDERLYING FACE
                                              EXPIRATION DATE   AMOUNT AT VALUE   UNREALIZED GAIN
                                             ----------------- ----------------- ----------------
PURCHASED
 13 S&P 500 Stock Index Futures Contracts ..    March 1999     $ 4,047,875       $ 69,875
                                                               ===========       ========

     The face value of futures purchased and outstanding as percentage of total investment in securities: 0.6%.
---------
(a) This security has been segregated by the Custodian to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998





                                                    SHARES             VALUE
                                               ---------------   -----------------
 ACTIVE ASSETS:
 COMMON STOCK
 BASIC MATERIALS
   Barrick Gold Corp. ......................        22,300       $  434,850
   Cabot Corp. .............................        50,000        1,396,875
   Homestake Mining Co. ....................        35,900          329,831
   Lone Star Technologies, Inc.* ...........        92,000          931,500
   Newmont Mining Corp. ....................        16,100          290,806
   Oregon Steel Mills, Inc. ................        55,000          653,125
   Placer Dome, Inc. .......................        32,200          370,300
   Praxair, Inc. ...........................        38,800        1,367,700
                                                                 ----------
                                                                  5,774,987
                                                                 ----------
 CONSUMER, CYCLICAL (6.6%)
   American Greetings Corp. Cl A ...........        47,700        1,958,681
   ASA Holdings, Inc. ......................        17,400          530,700
   Atlantic Coast Airlines, Inc.* ..........        74,000        1,850,000
   Bed Bath & Beyond, Inc.* ................        66,300        2,262,487
   Bergen Brunswig .........................        87,800        3,062,025
   BJ's Wholesale Club, Inc.* ..............        49,300        2,283,206
   Blyth Industries, Inc.* .................        37,000        1,156,250
   Borders Group, Inc.* ....................        27,700          690,768
   CKE Restaurants, Inc. ...................         9,592          282,364
   Clear Channel Communications* ...........        23,450        1,278,025
   Coach USA, Inc.* ........................        35,000        1,214,062
   Consolidated Graphics, Inc.* ............        18,500        1,249,906
   Consolidated Stores Corp.* ..............        51,000        1,029,562
   ContinentalAirlines, Inc. Cl.B* .........        19,100          639,850
   Cox Radio, Inc.* ........................        17,000          718,250
   Dollar Tree Stores* .....................        26,000        1,135,875
   Ethan Allen Interiors, Inc. .............        19,300          791,300
   Family Dollar Stores Inc. ...............        72,300        1,590,600
   Furniture Brands Intl., Inc.* ...........        12,800          348,800
   Gannett Co., Inc. .......................        34,100        2,199,450
   Jacor Communications, Inc.* .............        27,850        1,792,843
   Linens'n Things, Inc.* ..................        72,800        2,884,700
   Masco Corp. .............................        76,200        2,190,750
   Mattel, Inc. ............................        28,100          641,031
   Meredith Corp. ..........................        29,000        1,098,375
   Nordstrom, Inc. .........................        38,500        1,335,468
   Office Depot, Inc.* .....................        55,000        2,031,562
   Outback Steakhouse, Inc.* ...............        39,400        1,571,075
   Outdoor Systems, Inc.* ..................        33,662        1,009,860
   Rent-Way, Inc.* .........................        24,100          585,931
   Saks Incorporated* ......................        38,000        1,199,375
   Skywest, Inc. ...........................        59,800        1,954,712
   The Men's Wearhouse, Inc.* ..............        42,000        1,333,500
   Tiffany & Co. ...........................        30,000        1,556,250
   Westpoint Stevens, Inc.* ................        20,100          634,406
                                                                 ----------
                                                                 48,091,999
                                                                 ----------
 CONSUMER, NON-CYCLICAL (6.0%)
   Agouron Pharmaceuticals, Inc.* ..........        30,000        1,762,500
   Amazon.com, Inc.* .......................         7,700        2,473,625
   American Home Products Corp. ............        32,600        1,835,787
   Anesta Corp.* ...........................        35,000          931,875
   Baxter International, Inc. ..............        18,000        1,157,625
   Bestfoods ...............................        20,000        1,065,000
   Biogen, Inc.* ...........................         4,600          381,800
   Biomet, Inc. ............................        18,300          736,575
   Diageo PLC--Sponsored ADR ...............        26,000        1,202,500
   Dura Pharmaceuticals, Inc.* .............        69,000        1,047,937
   Earthgrains Co. .........................        60,500        1,871,718
   Elan Corp Plc -Spons ADR* ...............        12,800          890,400
 -------------------
 * Non-income producing security.


                                                    SHARES             VALUE
                                               ---------------   -----------------
 ACTIVE ASSETS (CONTINUED):
 CONSUMER, NON-CYCLICAL (6.0%) (CONTINUED)
   Food Lion, Inc. .........................       114,500       $1,216,562
   Forest Laboratories, Inc.* ..............        21,700        1,154,168
   Fort James Corp of Virginia .............        35,000        1,400,000
   Fred Meyer, Inc.* .......................        25,300        1,524,325
   Health Management Associates* ...........        32,200          696,325
   IDEC Pharmaceuticals Corp.* .............        13,000          611,000
   Integrated Health Services* .............        40,000          565,000
   Lilly (Eli) & Co. .......................        22,500        1,999,687
   Medimmune, Inc.* ........................        23,900        2,376,556
   Medquist, Inc.* .........................        53,700        2,121,150
   Metzler Group, Inc.* ....................        26,000        1,265,875
   Omnicare, Inc. ..........................        49,500        1,720,125
   Phillip Morris Cos., Inc. ...............        60,200        3,220,700
   SangStat Medical Corp.* .................        36,000          765,000
   Starbucks Corp.* ........................        37,700        2,115,912
   Suiza Foods Corp.* ......................        30,000        1,528,125
   US Foodservice* .........................        90,650        2,971,850
   Williams-Sonoma, Inc.* ..................        47,300        1,906,781
                                                                 ----------
                                                                 44,516,483
                                                                 ----------
 ENERGY (1.2%)
   Amoco Corp. .............................        33,000        1,992,375
   Elf Aquitaine--ADR ......................        44,000        2,491,500
   Schlumberger, Ltd. ......................        23,300        1,074,712
   Shell Transport & Trading-ADR ...........        42,700        1,587,906
   USX-Marathon Group ......................        67,700        2,039,462
                                                                 ----------
                                                                  9,185,955
                                                                 ----------
 FINANCIAL (8.3%)
   American Int'l. Group, Inc. .............        42,700        4,125,887
   Aon Corp. ...............................        30,600        1,694,475
   Arden Realty Group ......................        54,100        1,254,443
   ARM Financial Group, Inc. ...............        56,000        1,242,500
   Bankamerica Corp. .......................        46,863        2,817,637
   Chicago Title Corp. .....................        28,000        1,314,250
   ChoicePoint, Inc.* ......................         8,200          528,900
   Citigroup Inc. ..........................       112,100        5,548,950
   Commerce Bancshares, Inc. ...............         7,604          323,161
   Cullen/Frost Bankers, Inc. ..............        20,000        1,097,500
   Dime Bancorp, Inc. ......................        46,800        1,237,275
   Equity Residential Prop. Tr. ............        28,600        1,156,512
   Finova Group, Inc .......................        32,400        1,747,575
   First Union Corp. .......................        41,400        2,517,637
   Fleet Financial Group, Inc. .............        45,200        2,019,875
   Frontier Insurance Group, Inc. ..........        40,000          515,000
   Glenborough Realty Trust, Inc. ..........        60,000        1,222,500
   HCC Insurance Holdings, Inc. ............        64,000        1,128,000
   Heller Financial, Inc. ..................        65,000        1,909,375
   Horace Mann Educators Corp. .............        48,000        1,368,000
   Household International Corp. ...........        50,598        2,004,945
   Keystone Financial, Inc. ................        28,000        1,036,000
   Kimco Realty Corp .......................        29,000        1,150,937
   Loews Corp. .............................        20,100        1,974,825
   Mack-Cali Realty Corp. ..................        38,000        1,173,250
   Morgan Stanley Dean Witter ..............        40,000        2,840,000
   National City Corp. .....................        17,980        1,303,550
   Natl. Commerce Bancorporation ...........        35,000          658,437
   North Fork Bancorporation, Inc. .........        51,000        1,220,812
   Oriental Financial Group ................        62,400        1,953,900
   Providian Financial Corp. ...............        24,300        1,822,500
   Public Storage, Inc. ....................        40,000        1,082,500
   SL Green Realty Corp. ...................        66,000        1,427,250

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                               SHARES        VALUE
                                             ---------- --------------
 ACTIVE ASSETS (CONTINUED):
 FINANCIAL (8.3%) (CONTINUED)
   Sovereign Bancorp, Inc. .................   23,000    $    327,750
   Spieker Pptys, Inc ......................   33,000       1,142,625
   Summit Bancorp ..........................   25,000       1,092,187
   Telebanc Financial Corp.* ...............   28,000         952,000
   Torchmark Corp. .........................   22,100         780,406
   Waddell & Reed Financial, Inc. ..........    6,665         155,501
   Washington Mutual, Inc. .................   47,629       1,818,832
                                                         ------------
                                                           60,687,659
                                                         ------------
 INDUSTRIAL (2.6%)
   AFC Cable Systems, Inc.* ................   20,100         675,862
   BISYS Group, Inc.* ......................   30,400       1,569,400
   Burlington Northern Santa Fe ............   51,633       1,742,613
   Covenant Transport, Inc. Cl A* ..........   57,000       1,018,875
   Dycom Industries, Inc.* .................   10,500         599,812
   First Data Corp. ........................   47,600       1,508,325
   Heico Corp. .............................   10,800         340,875
   Hooper Holmes, Inc. .....................   41,750       1,210,750
   Kansas City Southern Inds. ..............   33,200       1,633,025
   Pittway Corp. ...........................   12,000         396,750
   QRS Corp.* ..............................   17,800         854,400
   Semtech Corp.* ..........................   30,000       1,076,250
   Sherwin-Williams Co. ....................   43,200       1,269,000
   Siebel Systems, Inc.* ...................   13,400         454,762
   Swift Transportation Co., Inc.* .........   37,000       1,037,158
   Tetra Tech, Inc.* .......................   45,900       1,242,168
   U.S. Xpress Enterprises, Inc. Cl A* .....   38,000         570,000
   Williams Cos., Inc. .....................   40,000       1,247,500
   Young & Rubicam, Inc.* ..................   11,500         372,312
                                                         ------------
                                                           18,819,837
                                                         ------------
 TECHNOLOGY (12.9%)
   3Com Corp.* .............................  110,000       4,929,375
   Altera Corp.* ...........................   16,000         974,000
   Alza Corp.* .............................   41,400       2,163,150
   Applied Materials, Inc.* ................   66,800       2,851,525
   Ascend Communications, Inc.* ............   12,000         789,000
   ASM Lithography Holding NV* .............   22,800         695,400
   At Home Corp--Ser A* ....................   12,100         898,425
   AT&T Corp. ..............................   18,000       1,354,500
   Atmel Corp.* ............................   76,200       1,166,812
   Centocor, Inc.* .........................   19,300         870,912


                                               SHARES        VALUE
                                             ---------- --------------
 ACTIVE ASSETS (CONTINUED):
 TECHNOLOGY (12.9%) (CONTINUED)
   Ceridian Corp.* .........................   22,700    $  1,584,743
   Ciena Corp.* ............................   69,000       1,009,125
   Cisco Systems, Inc.* ....................  240,000      22,275,000
   Citrix Systems, Inc.* ...................   17,600       1,708,300
   Compaq Computer Corp. ...................  235,000       9,855,312
   Dionex Corp.* ...........................   33,000       1,208,625
   Excite, Inc.* ...........................   18,600         782,362
   Hewlett-Packard Co. .....................   30,500       2,083,531
   INKTOMI CORP* ...........................    2,600         336,375
   Intel Corp. .............................   90,000      10,670,625
   Intl. Business Machines Corp. ...........   15,852       2,928,657
   Intuit, Inc.* ...........................   11,300         819,250
   Linear Technology Corp. .................   63,900       5,723,043
   Maxim Integrated Products, Inc.* ........   79,200       3,460,050
   Maxtor Corp.* ...........................   27,800         389,200
   Newbridge Networks Corp.* ...............   11,800         358,425
   Novellus Systems, Inc.* .................   19,000         940,500
   Parametric Technology Corp.* ............   78,400       1,283,800
   Raytheon Co. Cl B .......................   48,076       2,560,047
   Sanmina Corp.* ..........................   12,900         806,250
   Teradyne, Inc.* .........................   27,000       1,144,125
   Visual Networks, Inc.* ..................   10,000         375,000
   Xerox Corp. .............................   31,000       3,658,000
   Xilinx, Inc.* ...........................   32,000       2,084,000
                                                         ------------
                                                           94,737,444
                                                         ------------

 UTILITIES (1.4%)
   AES Corp.* ..............................    9,000         426,375
   CILCORP, Inc. ...........................    8,000         489,500
   Commonwealth Energy System ..............   12,000         486,000
   Consolidated Natural Gas Co. ............   21,000       1,134,000
   Entergy Corp. ...........................   61,300       1,907,962
   MCI WorldCom, Inc.* .....................   37,441       2,686,391
   MDU Resources Group .....................   15,000         394,688
   Montana Pwr. Co. ........................   15,000         848,437
   SBC Communications, Inc. ................   27,400       1,469,352
   SIGCORP, Inc. ...........................   12,000         429,000
                                                         ------------
                                                           10,271,705
                                                         ------------
   TOTAL ACTIVE ASSETS -- COMMON STOCKS
     (Cost: $200,677,628) 39.8%......................................
                                                          292,086,069
                                                         ------------

---------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998


                                                     RATE     MATURITY   FACE AMOUNT       VALUE
                                                  ---------- ---------- ------------- --------------
ACTIVE ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
 U.S. Treasury Bill ............................. 4.42%      01/21/99    $  200,000    $    199,508
 U.S. Treasury Bill ............................. 4.45       01/21/99     1,400,000       1,396,527
                                                                                       ------------
                                                                                          1,596,035
                                                                                       ------------
COMMERCIAL PAPER (1.1%)
 Duke Energy Corp ............................... 5.25       01/04/99       185,000         184,919
 Ford Motor Credit Co. .......................... 6.09       01/04/99     2,000,000       1,998,984
 Grainger (WW) .................................. 5.00       01/07/99       400,000         399,667
 Koch Industries ................................ 5.20       01/04/99     5,765,000       5,762,502
                                                                                       ------------
                                                                                          8,346,072
                                                                                       ------------
TOTAL ACTIVE ASSETS -- SHORT-TERM DEBT SECURITIES
 (Cost: $9,942,107) 1.4%...........................................................       9,942,107
                                                                                       ------------
TOTAL ACTIVE ASSETS
 (Cost: $210,619,735) 41.2%........................................................     302,028,176
                                                                                       ------------
TOTAL INVESTMENTS
 (Cost: $403,576,469) 100.0%.......................................................    $733,352,393
                                                                                       ============

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES




                               DECEMBER 31, 1998




                                                       SHARES            VALUE
                                                  ---------------   ---------------
 INDEXED ASSETS:
 COMMON STOCKS
   3Com Corp. .................................        13,802       $ 618,502
   Abbott Laboratories ........................        58,812       2,881,788
   Adobe Systems, Inc. ........................         2,586         120,896
   Advanced Micro Devices, Inc. ...............         5,564         161,008
   Aeroquip-Vickers, Inc. .....................         1,095          32,782
   AES Corp. ..................................         6,826         323,382
   Aetna, Inc. ................................         5,540         435,583
   Air Products & Chemicals, Inc. .............         9,090         363,600
   AirTouch Communications, Inc. ..............        22,216       1,602,329
   Alberto-Culver Co. Cl B ....................         2,207          58,899
   Albertson's, Inc. ..........................         9,540         607,579
   Alcan Aluminum Ltd. ........................         8,827         238,881
   Alcoa, Inc. ................................         7,114         530,438
   Allegheny Teledyne, Inc. ...................         7,631         155,959
   Allergan, Inc. .............................         2,551         165,177
   AlliedSignal, Inc. .........................        21,704         961,759
   Allstate Corp. .............................        31,796       1,228,121
   Alltel Corp. ...............................        10,640         636,405
   Alza Corp. .................................         3,354         175,247
   Amerada Hess Corp. .........................         3,547         176,463
   Ameren Corp. ...............................         5,325         227,311
   American Electric Power, Inc. ..............         7,391         347,839
   American Express Co. .......................        17,520       1,791,420
   American General Corp. .....................         9,845         767,910
   American Greetings Corp. Cl A ..............         2,825         116,002
   American Home Products Corp. ...............        51,107       2,877,963
   American Int'l. Group, Inc. ................        40,730       3,935,536
   American Stores Co. ........................        10,608         391,833
   Ameritech Corp. ............................        42,711       2,706,810
   Amgen, Inc. ................................         9,861       1,031,091
   Amoco Corp. ................................        37,032       2,235,807
   AMP, Inc. ..................................         8,516         443,364
   AMR Corp. ..................................         7,077         420,197
   Anadarko Petroleum Corp. ...................         4,658         143,816
   Andrew Corp. ...............................         3,436          56,694
   Anheuser-Busch Cos., Inc. ..................        18,521       1,215,441
   Aon Corp. ..................................         6,545         362,429
   Apache Corp. ...............................         3,827          96,871
   Apple Computer, Inc. .......................         5,163         211,360
   Applied Materials, Inc. ....................        14,215         606,803
   Archer-Daniels-Midland Co. .................        23,250         399,609
   Armco, Inc. ................................         4,186          18,314
   Armstrong World Inds., Inc. ................         1,554          93,726
   Asarco, Inc. ...............................         1,539          23,181
   Ascend Communications, Inc. ................         8,385         551,314
   Ashland, Inc. ..............................         2,948         142,610
   Associates First Capital Corp. ClA .........        28,004       1,186,670
   AT&T Corp. .................................        70,001       5,267,575
   Atlantic Richfield Co. .....................        12,453         812,558
   Autodesk, Inc. .............................         1,815          77,478
   Automatic Data Processing, Inc .............        11,683         936,831
   AutoZone, Inc. .............................         5,921         195,023
   Avery Dennison Corp. .......................         4,552         205,125
   Avon Products, Inc. ........................        10,226         452,501
   Baker Hughes, Inc. .........................        12,328         218,052
   Ball Corp. .................................         1,178          53,894
   Baltimore Gas & Electric Co. ...............         5,739         177,192
   Banc One Corp. .............................        45,293       2,312,774
   Bank of New York Co., Inc. .................        29,478       1,186,490
   Bankamerica Corp. ..........................        67,068       4,032,464
   BankBoston Corp. ...........................        11,398         443,810
   Bankers Trust New York Corp. ...............         3,693         315,521
   Bard (C.R.), Inc. ..........................         2,204         109,098
   Barrick Gold Corp. .........................        14,476         282,282


                                                       SHARES            VALUE
                                                  ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Battle Mountain Gold Co. ...................         8,919       $  36,791
   Bausch & Lomb, Inc. ........................         2,158         129,480
   Baxter International, Inc. .................        11,077         712,390
   BB & T Corp. ...............................        11,399         459,522
   Bear Stearns Cos., Inc. ....................         4,415         165,011
   Becton Dickinson & Co. .....................         9,556         407,922
   Bell Atlantic Corp. ........................        60,249       3,193,197
   BellSouth Corp. ............................        75,786       3,779,827
   Bemis, Inc. ................................         2,072          78,607
   Berkshire Hathaway, Inc. Cl A ..............            10         718,900
   Bestfoods ..................................        11,208         596,826
   Bethlehem Steel Corp. ......................         4,979          41,699
   Biomet, Inc. ...............................         4,345         174,886
   Black & Decker Corp. .......................         3,405         190,893
   Block (H. & R.), Inc. ......................         4,068         183,060
   BMC Software, Inc. .........................         8,352         372,186
   Boeing Co. .................................        38,719       1,263,207
   Boise Cascade Corp. ........................         2,186          67,766
   Boston Scientific Corp. ....................        15,090         404,601
   Briggs & Stratton Corp. ....................           936          46,683
   Bristol-Myers Squibb Co. ...................        38,504       5,152,317
   Brown-Forman Corp. Cl B ....................         2,672         202,237
   Browning-Ferris Inds., Inc. ................         6,744         191,783
   Brunswick Corp. ............................         3,859          95,510
   Burlington Northern Santa Fe Corp. .........        18,348         619,245
   Burlington Resources, Inc. .................         6,873         246,139
   Cabletron Systems, Inc. ....................         6,140          51,423
   Campbell Soup Co. ..........................        17,428         958,540
   Capital One Financial Corp. ................         2,545         292,675
   Cardinal Health, Inc. ......................         7,770         589,549
   Carolina Power & Light Co. .................         5,874         276,445
   Case Corp. .................................         2,896          63,169
   Caterpillar, Inc. ..........................        13,900         639,400
   CBS Corp. ..................................        27,364         896,171
   Cendant Corp. ..............................        33,037         629,768
   Centex Corp. ...............................         2,308         104,004
   Central & South West Corp. .................         8,239         226,058
   Ceridian Corp. .............................         2,819         196,801
   Champion International Corp. ...............         3,733         151,187
   Charles Schwab Corp. .......................        15,540         873,154
   Chase Manhattan Corp. ......................        32,777       2,230,885
   Chevron Corp. ..............................        25,284       2,096,992
   Chubb Corp. ................................         6,315         409,686
   CIGNA Corp. ................................         8,002         618,655
   Cincinnati Financial Corp ..................         6,472         237,037
   CINergy Corp. ..............................         6,123         210,478
   Circuit City Group, Inc. ...................         3,832         191,361
   Cisco Systems, Inc. ........................        61,193       5,679,475
   Citigroup Inc. .............................        88,046       4,358,277
   Clear Channel Communications, Inc. .........         9,622         524,399
   Clorox Co. .................................         4,032         470,988
   Coastal Corp. ..............................         8,245         288,060
   Coca-Cola Co. ..............................        95,530       6,388,569
   Coca-Cola Enterprises, Inc. ................        15,188         542,971
   Colgate-Palmolive Co. ......................        11,347       1,053,853
   Columbia Energy Group ......................         3,232         186,648
   Columbia/HCA Healthcare Corp. ..............        24,975         618,131
   Comcast Corp. Cl A .........................        14,312         839,936
   Comerica, Inc. .............................         6,078         414,444
   Compaq Computer Corp. ......................        65,880       2,762,843
   Computer Associates Intl., Inc .............        20,859         889,115
   Computer Sciences Corp. ....................         6,051         389,911
   Conagra, Inc. ..............................        18,963         597,335
   Conseco, Inc. ..............................        12,023         367,453

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998




                                                             SHARES            VALUE
                                                        ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Consolidated Edison, Inc. ........................         9,139       $  483,225
   Consolidated Natural Gas Co. .....................         3,718          200,772
   Consolidated Stores Corp. ........................         4,181           84,404
   Cooper Industries, Inc. ..........................         4,009          191,179
   Cooper Tire & Rubber Co. .........................         3,057           62,477
   Coors (Adolph) Co. Cl B ..........................         1,408           79,464
   Corning Inc. .....................................         9,007          405,315
   Costco Co. .......................................         8,370          604,209
   Countrywide Credit Industries Inc. ...............         4,213          211,440
   Crane Co. ........................................         2,662           80,359
   Crown Cork & Seal, Inc. ..........................         4,829          148,794
   CSX Corp. ........................................         8,503          352,875
   Cummins Engine Co., Inc. .........................         1,490           52,895
   CVS Corp. ........................................        15,112          831,160
   Cyprus Amax Minerals Co. .........................         3,635           36,350
   Dana Corp. .......................................         6,401          261,641
   Danaher Corp. ....................................         5,191          281,936
   Darden Restaurants, Inc. .........................         5,540           99,720
   Data General Corp. ...............................         1,907           31,346
   Dayton-Hudson Corp. ..............................        16,965          920,351
   Deere & Co. ......................................         9,243          306,174
   Dell Computer Corp. ..............................        49,352        3,611,950
   Delta Air Lines, Inc. ............................         5,534          287,768
   Deluxe Corp. .....................................         3,137          114,697
   Dillard's Inc. Cl A ..............................         4,178          118,551
   Disney (Walt) Co. ................................        79,375        2,381,250
   Dollar General Corp. .............................         6,983          164,973
   Dominion Resources, Inc. .........................         7,592          354,926
   Donnelley (R.R.) & Sons Co. ......................         5,263          230,585
   Dover Corp. ......................................         8,654          316,953
   Dow Chemical Co. .................................         8,578          780,062
   Dow Jones & Co., Inc. ............................         3,615          173,972
   DTE Energy Co. ...................................         5,630          241,386
   Du Pont (E.I.) de Nemours & Co ...................        43,631        2,315,170
   Duke Energy Corp. ................................        13,988          896,106
   Dun & Bradstreet Corp. ...........................         6,662          210,269
   Eastern Enterprises ..............................           793           34,694
   Eastman Chemical Co. .............................         3,071          137,427
   Eastman Kodak Co. ................................        12,524          901,728
   Eaton Corp. ......................................         2,771          195,875
   Ecolab Inc. ......................................         4,997          180,829
   Edison International .............................        13,668          380,996
   EG&G, Inc. .......................................         1,763           49,033
   Electronic Data Systems Corp. ....................        19,083          958,921
   EMC Corp. ........................................        19,448        1,653,080
   Emerson Electric Co. .............................        17,182        1,039,511
   Engelhard Corp. ..................................         5,610          109,395
   Enron Corp. ......................................        12,749          727,490
   Entergy Corp. ....................................         9,563          297,648
   Equifax, Inc. ....................................         5,740          196,236
   Exxon Corp. ......................................        94,217        6,889,618
   FDX Corp. ........................................         5,710          508,190
   Federated Department Stores, Inc. ................         7,941          345,930
   Federal Home Loan Mortgage Corp. .................        26,337        1,697,090
   Fifth Third Bancorp ..............................        10,397          741,436
   First Data Corp. .................................        17,328          549,081
   First Union Corp. ................................        38,395        2,334,896
   FirstEnergy Corp. ................................         9,187          299,152
   Fleet Financial Group, Inc. ......................        22,058          985,717
   Fleetwood Enterprises, Inc. ......................         1,508           52,403
   Fluor Corp. ......................................         2,936          124,964
   FMC Corp. ........................................         1,346           75,376
   Federal National Mortgage Association ............        40,243        2,977,982
   Ford Motor Co. ...................................        46,892        2,751,974


                                                             SHARES            VALUE
                                                        ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Fort James Corp. .................................         8,554       $  342,160
   Fortune Brands, Inc. .............................         6,713          212,299
   Foster Wheeler Corp. .............................         1,581           20,849
   FPL Group, Inc. ..................................         7,043          434,025
   Franklin Resources, Inc. .........................         9,818          314,176
   Fred Meyer, Inc. .................................         5,936          357,644
   Freeport-McMoran Copper & Gold. Inc. Cl
     B ..............................................         7,021           73,282
   Frontier Corp. ...................................         6,645          225,930
   Fruit of the Loom, Inc. Cl A .....................         2,792           38,565
   Gannett Co., Inc. ................................        10,913          703,889
   Gap, Inc. ........................................        22,456        1,263,150
   Gateway 2000, Inc. ...............................         6,039          309,121
   General Dynamics Corp. ...........................         4,905          287,556
   General Electric Co. .............................       127,068       12,968,878
   General Instrument Corp. .........................         6,487          220,153
   General Mills, Inc. ..............................         5,927          460,824
   General Motors Corp. .............................        25,390        1,816,972
   Genuine Parts Co. ................................         6,946          232,257
   Georgia-Pacific Group ............................         3,409          199,640
   Gillette Co. .....................................        42,989        2,076,906
   Golden West Financial Corp. ......................         2,223          203,821
   Goodrich (B.F.) Co. ..............................         2,830          101,526
   Goodyear Tire & Rubber Co. .......................         6,103          307,820
   GPU, Inc. ........................................         4,963          219,303
   Grainger (W.W.), Inc. ............................         3,793          157,884
   Great Atlantic & Pac. Tea Inc. ...................         1,485           43,993
   Great Lakes Chemical Corp. .......................         2,291           91,640
   GTE Corp. ........................................        37,358        2,428,270
   Guidant Corp. ....................................         5,853          645,293
   Halliburton Co. ..................................        17,018          504,158
   Harcourt General, Inc. ...........................         2,750          146,266
   Harnischfeger Industries, Inc. ...................         1,855           18,898
   Harrah's Entertainment, Inc. .....................         3,924           61,558
   Harris Corp. .....................................         3,105          113,721
   Hartford Financial Services Group ................         9,147          501,942
   Hasbro, Inc. .....................................         5,156          186,261
   HBO & Co. ........................................        18,027          517,150
   HCR Manor Care, Inc. .............................         4,210          123,669
   HealthSouth Corp. ................................        16,342          252,280
   Heinz (H.J.) Co. .................................        14,030          794,449
   Helmerich & Payne, Inc. ..........................         1,952           37,820
   Hercules, Inc. ...................................         3,683          100,822
   Hershey Food Corp. ...............................         5,555          345,452
   Hewlett-Packard Co. ..............................        40,201        2,746,231
   Hilton Hotels Corp. ..............................        10,106          193,277
   Home Depot, Inc. .................................        60,575        3,706,433
   Homestake Mining Co. .............................         9,263           85,104
   Honeywell, Inc. ..................................         4,896          368,730
   Household International Corp. ....................        18,710          741,384
   Houston Industries, Inc. .........................        11,024          354,146
   Humana, Inc. .....................................         6,460          115,069
   Huntington Bancshares, Inc. ......................         8,210          246,813
   Ikon Office Solutions, Inc. ......................         5,255           44,996
   Illinois Tool Works, Inc. ........................         9,698          562,484
   IMS Health, Inc. .................................         6,207          468,241
   Inco Ltd. ........................................         6,443           68,054
   Ingersoll Rand Co. ...............................         6,423          301,480
   Intel Corp. ......................................        64,601        7,659,256
   International Paper Co. ..........................        11,934          534,792
   Interpublic Group of Cos., Inc. ..................         5,293          422,117
   International Business Machines Corp. ............        36,159        6,680,375
   International Flavors & Fragrances, Inc. .........         4,182          184,792
   ITT Industries, Inc. .............................         4,022          159,875

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998




                                                       SHARES            VALUE
                                                  ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Jefferson-Pilot Corp. ......................         4,129       $  309,675
   Johnson & Johnson ..........................        52,187        4,377,185
   Johnson Controls, Inc. .....................         3,284          193,756
   Jostens, Inc. ..............................         1,546           37,605
   Kaufman & Broad Home Corp. .................         1,522           43,758
   Kellogg Co. ................................        15,881          541,939
   Kerr-McGee Corp. ...........................         1,852           70,839
   KeyCorp ....................................        17,640          564,480
   Kimberly Clark Corp. .......................        21,000        1,144,500
   King World Productions, Inc. ...............         2,838           83,544
   KLA Tencor Corp. ...........................         3,372          146,261
   Kmart Corp. ................................        18,937          289,973
   Knight-Ridder, Inc. ........................         3,045          155,676
   Kohl's Corp. ...............................         6,129          376,550
   Kroger Co. .................................         9,938          601,249
   Laidlaw, Inc. ..............................        12,756          128,357
   Lehman Brothers Holdings, Inc. .............         4,600          202,688
   Lilly (Eli) & Co. ..........................        42,617        3,787,586
   Limited, Inc. ..............................         8,810          256,591
   Lincoln National Corp. .....................         3,899          318,987
   Liz Claiborne, Inc. ........................         2,563           80,895
   Lockheed Martin Corp. ......................         7,589          643,168
   Loews Corp. ................................         4,463          438,490
   Longs Drug Stores Corp. ....................         1,499           56,213
   Louisiana-Pacific Corp. ....................         4,262           78,048
   Lowe's Companies, Inc. .....................        13,576          694,922
   LSI Logic Corp. ............................         5,463           88,091
   Lucent Technologies, Inc. ..................        51,035        5,613,850
   Mallinckrodt, Inc. .........................         2,840           87,508
   Marriott International, Inc. Cl A ..........         9,915          287,535
   Marsh & McLennan Cos., Inc. ................         9,960          582,038
   Masco Corp. ................................        13,194          379,328
   Mattel, Inc. ...............................        11,391          259,857
   May Department Stores Co. ..................         8,960          540,960
   Maytag Corp. ...............................         3,487          217,066
   MBIA Inc. ..................................         3,789          248,416
   MBNA Corp. .................................        29,176          727,577
   McDermott International, Inc. ..............         2,343           57,843
   McDonald's Corp. ...........................        26,219        2,009,031
   McGraw-Hill Cos., Inc. .....................         3,862          393,441
   MCI WorldCom, Inc. .........................        71,051        5,097,909
   Mead Corp. .................................         4,039          118,393
   MediaOne Group, Inc. .......................        23,631        1,110,657
   Medtronic, Inc. ............................        19,003        1,410,973
   Mellon Bank Corp. ..........................        10,099          694,306
   Mercantile Bancorporation ..................         6,098          281,270
   Merck & Co., Inc. ..........................        46,157        6,816,812
   Meredith Corp. .............................         2,049           77,606
   Merrill Lynch & Co., Inc. ..................        13,746          917,546
   MGIC Investment Corp. ......................         4,429          176,330
   Micron Technology, Inc. ....................         8,256          417,444
   Microsoft Corp. ............................        96,690       13,409,653
   Milacron, Inc. .............................         1,534           29,530
   Millipore Corp. ............................         1,700           48,344
   Minnesota Mining & Mfg. Co. ................        15,553        1,106,207
   Mirage Resorts, Inc. .......................         6,968          104,085
   Mobil Corp. ................................        30,221        2,633,005
   Monsanto Co. ...............................        24,279        1,153,253
   Moore Corp., Ltd. ..........................         3,433           37,763
   Morgan (J.P.) & Co., Inc. ..................         6,775          711,798
   Morgan Stanley Dean Witter Co. .............        22,386        1,589,406
   Morton International, Inc. .................         4,702          115,199
   Motorola, Inc. .............................        23,196        1,416,406
   NACCO Industries, Inc. Cl A ................           317           29,164


                                                       SHARES            VALUE
                                                  ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Nalco Chemical Co. .........................         2,569       $   79,639
   National City Corp. ........................        12,738          923,505
   National Semiconductor Corp. ...............         6,374           86,049
   National Service Industries ................         1,647           62,586
   Navistar International Corp. ...............         2,678           76,323
   New Century Energies, Inc. .................         4,322          210,698
   New York Times Co. Cl A ....................         7,067          245,137
   Newell Co. .................................         6,184          255,090
   Newmont Mining Corp. .......................         6,489          117,208
   Nextel Communications, Inc. Cl A ...........        11,088          261,954
   Niagara Mohawk Power Corp. .................         7,270          117,229
   Nicor, Inc. ................................         1,862           78,670
   Nike, Inc. Cl B ............................        11,167          452,961
   Nordstrom, Inc. ............................         5,919          205,315
   Norfolk Southern Corp. .....................        14,699          465,775
   Northern States Power Co. ..................         5,850          162,338
   Northern Telecom, Ltd. .....................        25,369        1,271,631
   Northern Trust Corp. .......................         4,328          377,889
   Northrop Grumman Corp. .....................         2,627          192,099
   Novell, Inc. ...............................        13,647          247,352
   Nucor Corp. ................................         3,417          147,785
   Occidental Petroleum Corp. .................        13,701          231,204
   Omnicom Group, Inc. ........................         6,607          383,206
   Oneok, Inc. ................................         1,225           44,253
   Oracle Corp. ...............................        37,781        1,629,306
   Oryx Energy Co. ............................         4,120           55,363
   Owens Corning ..............................         2,095           74,242
   Owens Illinois, Inc. .......................         5,987          183,352
   Paccar, Inc. ...............................         3,031          124,650
   PacifiCorp .................................        11,537          242,998
   Pall Corp. .................................         4,816          121,905
   Parametric Technology Corp. ................        10,500          171,938
   Parker Hannifin Corp. ......................         4,292          140,563
   Paychex, Inc. ..............................         6,333          325,754
   Peco Energy Co. ............................         8,637          359,515
   Penney (J.C.) Co., Inc. ....................         9,741          456,609
   PennzEnergy Co. ............................         1,851           30,194
   Pennzoil-Quaker State Co. ..................         1,851           27,302
   Peoples Energy Corp. .......................         1,370           54,629
   Peoplesoft, Inc. ...........................         8,943          169,358
   Pep Boys-Manny, Moe & Jack .................         2,463           38,638
   PepsiCo, Inc. ..............................        56,860        2,327,706
   Perkin-Elmer Corp. .........................         1,906          185,954
   Pfizer, Inc. ...............................        50,293        6,308,628
   PG & E Corp. ...............................        14,805          466,358
   Pharmacia & Upjohn, Inc. ...................        19,716        1,116,419
   Phelps Dodge Corp. .........................         2,277          115,842
   Phillip Morris Cos., Inc. ..................        94,285        5,044,248
   Phillips Petroleum Co. .....................         9,867          420,581
   Pioneer Hi-Bred Intl., Inc. ................         9,479          255,933
   Pitney Bowes, Inc. .........................        10,617          701,386
   Placer Dome, Inc. ..........................         9,703          111,585
   PNC Bank Corp. .............................        11,675          631,909
   Polaroid Corp. .............................         1,721           32,161
   Potlatch Corp. .............................         1,126           41,521
   PP&L Resources, Inc. .......................         5,844          162,902
   PPG Industries, Inc. .......................         6,884          400,993
   Praxair, Inc. ..............................         6,125          215,906
   Proctor & Gamble Co. .......................        51,419        4,695,197
   Progressive Corp. of Ohio ..................         2,814          476,621
   Provident Companies, Inc. ..................         5,251          217,917
   Providian Financial Corp. ..................         7,333          549,975
   Public Svc. Enterprise Group, Inc. .........         9,002          360,080
   Pulte Corp. ................................         1,655           46,030

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998




                                                            SHARES            VALUE
                                                       ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Quaker Oats Co. .................................         5,377       $   319,932
   Ralston Purina Co. ..............................        12,295           398,051
   Raychem Corp. ...................................         3,254           105,145
   Raytheon Co. Cl B ...............................        13,149           700,184
   Reebok International Ltd. .......................         2,186            32,517
   Regions Financial Corp. .........................         8,571           345,518
   Republic New York Corp. .........................         4,192           190,998
   Reynolds Metals Co. .............................         2,498           131,613
   Rite-Aid Corp. ..................................        10,006           495,922
   RJR Nabisco Holdings Corp. ......................        12,607           374,270
   Rockwell Intl., Corp. ...........................         7,409           359,800
   Rohm & Haas Co. .................................         6,452           194,367
   Rowan Cos., Inc. ................................         3,372            33,720
   Royal Dutch Petroleum Co. .......................        83,221         3,984,205
   Rubbermaid, Inc. ................................         5,814           182,778
   Russell Corp. ...................................         1,410            28,641
   Ryder System, Inc. ..............................         2,884            74,984
   Safeco Corp. ....................................         5,280           226,710
   Safeway, Inc. ...................................        18,870         1,149,891
   Sara Lee Corp. ..................................        35,398           997,781
   SBC Communications, Inc. ........................        75,914         4,070,888
   Schering-Plough Corp. ...........................        56,948         3,146,377
   Schlumberger, Ltd. ..............................        21,092           972,869
   Scientific-Atlanta, Inc. ........................         3,059            69,783
   Seagate Technology ..............................         9,433           285,348
   Seagram, Ltd. ...................................        15,276           580,488
   Sealed Air Corp. ................................         3,241           165,494
   Sears Roebuck & Co. .............................        14,846           630,955
   Sempra Energy ...................................         9,286           235,632
   Service Corp. International .....................         9,935           378,151
   Shared Medical Systems Corp. ....................         1,021            50,922
   Sherwin-Williams Co. ............................         6,734           197,811
   Sigma-Aldrich Corp. .............................         3,903           114,651
   Silicon Graphics, Inc. ..........................         7,327            94,335
   SLM Holding Corp. ...............................         6,422           308,256
   Snap-On, Inc. ...................................         2,297            79,964
   Sonat, Inc. .....................................         4,271           115,584
   Southern Co. ....................................        27,066           786,606
   Southwest Airlines Co. ..........................        12,991           291,486
   Springs Industries, Inc. ........................           740            30,664
   Sprint Corp. (PCS Group) ........................        16,098           372,266
   Sprint Corp. (FON Group) ........................        16,709         1,405,645
   St. Jude Medical, Inc. ..........................         3,260            90,261
   St. Paul Companies, Inc. ........................         9,104           316,364
   Stanley Works ...................................         3,444            95,571
   Staples, Inc. ...................................        12,079           527,701
   State Street Corp. ..............................         6,257           435,253
   Summit Bancorp ..................................         6,890           301,007
   Sun America, Inc. ...............................         8,413           682,505
   Sun Microsystems, Inc. ..........................        14,702         1,258,859
   Sunoco, Inc. ....................................         3,640           131,268
   Suntrust Banks, Inc. ............................         8,193           626,765
   Supervalu, Inc. .................................         4,666           130,648
   Synovus Financial Corp. .........................        10,209           248,844
   Sysco Corp. .....................................        13,102           359,486
   Tandy Corp. .....................................         3,931           161,908
   Tektronix, Inc. .................................         1,961            58,953
   Tele-Communications, Inc. (TCI Gp. "A") .........        20,848         1,153,155
   Tellabs, Inc. ...................................         7,506           514,630
   Temple-Inland, Inc. .............................         2,176           129,064
   Tenet Healthcare Corp. ..........................        11,963           314,029


                                                            SHARES            VALUE
                                                       ---------------   ---------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Tenneco, Inc. ...................................         6,584       $   224,268
   Texaco, Inc. ....................................        20,797         1,099,641
   Texas Instruments, Inc. .........................        15,156         1,296,785
   Texas Utilities Co. .............................        10,847           506,419
   Textron, Inc. ...................................         6,140           466,256
   Thermo Electron Corp. ...........................         6,184           104,742
   Thomas & Betts Corp. ............................         2,144            92,862
   Time Warner, Inc. ...............................        47,549         2,951,010
   Times Mirror Co. Cl A ...........................         3,084           172,704
   Timken Co. ......................................         2,411            45,508
   TJX Companies ...................................        12,395           359,455
   Torchmark Corp. .................................         5,443           192,206
   Toys R Us, Inc. .................................        10,142           171,146
   Transamerica Corp. ..............................         2,443           282,167
   Tribune Co. .....................................         4,602           303,732
   Tricon Global Restaurants Inc. ..................         5,911           296,289
   TRW, Inc. .......................................         4,760           267,453
   Tupperware Corp. ................................         2,420            39,779
   Tyco International Ltd. .........................        24,892         1,877,790
   U.S. Bancorp ....................................        28,123           998,367
   U.S. West, Inc. .................................        19,467         1,258,055
   Unicom Corp. ....................................         8,418           324,619
   Unilever N.V. ...................................        24,845         2,060,582
   Union Camp Corp. ................................         2,689           181,508
   Union Carbide Corp. .............................         5,286           224,655
   Union Pacific Corp. .............................         9,598           432,510
   Union Pacific Resources Group, Inc. .............         9,744            88,305
   Union Planters Corp. ............................         5,273           238,933
   Unisys Corp. ....................................         9,757           336,007
   United Healthcare Corp. .........................         7,217           310,782
   United Technologies Corp. .......................         8,751           951,671
   Unocal Corp. ....................................         9,368           273,429
   UNUM Corp. ......................................         5,366           313,240
   US Airways Group, Inc. ..........................         3,387           176,124
   UST, Inc. .......................................         7,204           251,240
   USX-Marathon Group ..............................        11,937           359,602
   USX-U.S. Steel Group ............................         3,370            77,510
   V F Corp. .......................................         4,722           221,344
   Venator Group, Inc. .............................         5,237            33,713
   Viacom, Inc. Cl B ...............................        13,480           997,520
   W.R. Grace & Co. ................................         2,946            46,215
   Wachovia Corp. ..................................         7,857           686,996
   Wal-Mart Stores, Inc. ...........................        87,305         7,109,901
   Walgreen Co. ....................................        19,276         1,128,851
   Warner-Lambert Co. ..............................        31,805         2,391,338
   Washington Mutual, Inc. .........................        23,003           878,427
   Waste Management, Inc. ..........................        22,191         1,034,655
   Wells Fargo & Company ...........................        62,850         2,510,072
   Wendy's International, Inc. .....................         5,095           111,135
   Westvaco Corp. ..................................         3,937           105,561
   Weyerhaeuser Co. ................................         7,722           392,374
   Whirlpool Corp. .................................         2,932           162,360
   Willamette Industries, Inc. .....................         4,323           144,821
   Williams Cos., Inc. .............................        16,454           513,159
   Winn-Dixie Stores, Inc. .........................         5,765           258,704
   Worthington Industries, Inc. ....................         3,754            46,925
   Wrigley (Wm.) Jr. Co. ...........................         4,510           403,927
   Xerox Corp. .....................................        12,739         1,503,202
                                                                         -----------
   TOTAL INDEXED ASSETS -- COMMON STOCKS
     (Cost: $261,989,198) 93.8% ....................                     384,971,838
                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                               FACE
                                        RATE     MATURITY     AMOUNT         VALUE
                                     ---------- ---------- ------------ ---------------
ACTIVE PORTION:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
 U.S. Treasury Bill(a) ............. 4.18%      02/18/99    $  500,000   $    497,183
 U.S. Treasury Bill(a) ............. 4.29       02/04/99       500,000        497,964
 U.S. Treasury Bill(a) ............. 4.35       04/01/99       150,000        148,368
                                                                         ------------
                                                                            1,143,515
                                                                         ------------
COMMERCIAL PAPER (5.9%)
 Abbott Laboratories ............... 5.50       01/08/99     4,437,000      4,432,249
 IBM Credit Corp. .................. 5.65       01/05/99     5,190,000      5,186,736
 Lucent Technologies, Inc. ......... 4.95       01/07/99     7,317,000      7,310,963
 SBC Communications, Inc. .......... 5.95       01/04/99     7,236,000      7,232,410
                                                                         ------------
                                                                           24,162,358
                                                                         ------------
TOTAL SHORT-TERM DEBT SECURITIES
 (Cost: $25,305,873) 6.2% ...........................................      25,305,873
                                                                         ------------
TOTAL INVESTMENTS
 (Cost: $287,295,071) 100.0% ........................................    $410,277,711
                                                                         ============

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1998



                                                                UNDERLYING FACE    UNREALIZED
                                              EXPIRATION DATE   AMOUNT AT VALUE       GAIN
                                             ----------------- ----------------- -------------
PURCHASED
 82 S&P 500 Stock Index Futures Contracts ..    March 1999        $ 25,532,750    $1,215,938
                                                                  ============    ==========

     The face value of futures purchased and outstanding as percentage of total investment in securities: 6.2%.
---------
(a) This security has been segregated by the Custodian to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                                      FACE
                                             RATE     MATURITY       AMOUNT          VALUE
                                          ---------- ---------- --------------- ---------------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.4%)
 U.S. Treasury Note .....................     6.50%  08/15/05    $ 10,000,000    $ 10,990,600
                                                                                 ------------
AGENCIES/OTHER GOVERNMENTS (43.2%)
 Connecticut Housing Fin. Auth. .........     7.63   05/15/21       2,500,000       2,574,443
 FHLB ...................................     0.00   07/14/17      25,000,000       6,062,500
 FHLB ...................................     0.00   07/07/22      50,000,000       8,539,000
 FHLB ...................................     0.00   06/26/17      50,000,000      12,015,500
 FHLB ...................................     0.00   07/07/17     125,000,000      30,351,250
 FHLMC ..................................     6.50   04/15/08         775,000         780,324
 FHLMC ..................................     7.75   07/15/05          73,428          73,474
 FHLMC ..................................     7.00   10/15/06         473,325         473,917
 FHLMC ..................................     6.38   11/15/06       1,100,000       1,101,716
 FHLMC ..................................     6.00   04/15/08         500,000         500,155
 FHLMC ..................................     7.00   09/15/16       1,380,361       1,382,087
 FHLMC ..................................     0.00   05/22/28      60,000,000       7,968,600
 FHLMC ..................................     0.00   08/26/22     250,000,000      39,415,000
 FHLMC ..................................     7.50   07/15/20         126,157         126,354
 FHLMC ..................................     5.00   08/15/19       1,250,000       1,236,325
 FHLMC ..................................     8.00   07/15/06         530,841         549,086
 FHLMC ..................................     7.00   12/15/14         179,657         179,319
 FHLMC ..................................     7.00   05/15/06       1,000,000       1,005,930
 FHLMC ..................................     7.50   04/01/07         214,232         214,541
 FHLMC ..................................     8.50   02/15/21         651,300         653,944
 FHLMC ..................................     8.50   08/01/02         388,949         397,972
 FNMA ...................................     0.00   07/13/17     200,000,000      46,406,000
 FNMA ...................................     5.00   04/25/21         600,000         588,558
 FNMA ...................................     6.25   01/25/20         850,000         855,576
 FNMA ...................................     7.00   12/25/18         500,000         502,030
 FNMA ...................................     6.00   06/25/19         900,000         898,587
 FNMA ...................................     7.00   10/25/05       1,236,162       1,243,109
 FNMA ...................................     8.15   08/25/05          27,775          27,670
 FNMA ...................................     9.30   05/25/19          60,778          60,930
 FNMA ...................................     7.00   09/25/05         419,064         418,540
 New York City ..........................    10.00   08/01/05       1,000,000       2,255,093
 New York City ..........................     9.50   06/01/09       5,000,000       5,629,684
 Pulaski County Arkansas PFB ............     7.50   01/01/07          50,679          56,788
 Republic of Iceland ....................     6.13   02/01/04       5,000,000       5,184,850
 Suffolk County, New York ...............     5.88   11/01/05       4,000,000       4,119,200
 Suffolk County, New York ...............     5.80   11/01/04       4,000,000       4,113,360
 Tennessee Valley Authority .............     7.85   06/15/44      10,000,000      10,722,300
                                                                                 ------------
                                                                                  198,683,712
                                                                                 ------------
BASIC MATERIALS (6.7%)
 Fletcher Challenge Ltd. ................     9.00   09/15/99       2,000,000       2,028,060
 Georgia-Pacific Corp. ..................     8.63   04/30/25       7,000,000       7,376,740
 Inco Ltd. ..............................     9.60   06/15/22       7,500,000       8,369,250



   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998


                                                                         FACE
                                                 RATE     MATURITY      AMOUNT          VALUE
                                             ----------- ---------- -------------- --------------
 LONG-TERM DEBT SECURITIES (CONTINUED):
 BASIC MATERIALS (CONTINUED)
  Lyondell/Arco Petrochemical ..............     10.25%  11/01/10    $ 7,500,000    $ 7,919,925
  Praxair, Inc. ............................      6.90   11/01/06      5,000,000      5,122,300
                                                                                     30,816,275
 CONSUMER, CYCLICAL (8.8%)
  Centex Corp. .............................      8.75   03/01/07      2,000,000      2,143,820
  Centex Corp. .............................      7.38   06/01/05      5,000,000      5,062,450
  Fruit of the Loom, Inc. ..................      7.88   10/15/99      1,000,000      1,002,280
  Fruit of the Loom, Inc. ..................      7.00   03/15/11      2,500,000      2,344,150
  Fruit of the Loom, Inc. ..................      7.38   11/15/23      1,250,000      1,112,038
  Gannett Co., Inc. ........................      5.85   05/01/00      3,500,000      3,526,740
  Neiman Marcus Group, Inc. ................      7.13   06/01/28      2,500,000      2,335,475
  Polaroid Corp. ...........................      7.25   01/15/07      3,750,000      3,501,825
  Shopko Stores, Inc. ......................      9.00   11/15/04      5,000,000      5,671,350
  Tommy Hilfiger USA, Inc. .................      6.50   06/01/03      5,000,000      4,927,850
  V. F Corp. ...............................      9.25   05/01/22      1,000,000      1,130,040
  Valassis Communication, Inc. .............      9.55   12/01/03      5,000,000      5,736,250
  Venator Group, Inc. ......................      7.00   10/15/02      2,000,000      1,959,600
                                                                                    -----------
                                                                                     40,453,868
                                                                                    -----------
 CONSUMER, NON-CYCLICAL (6.9%)
  Bausch & Lomb, Inc. ......................      6.15   08/01/01      5,000,000      4,935,000
  Bausch & Lomb, Inc. ......................      6.38   08/01/03      5,250,000      5,156,603
  Bausch & Lomb, Inc. ......................      6.75   12/15/04      5,000,000      4,945,350
  Panamerican Beverages, Inc. ..............      7.25   07/01/09      5,000,000      4,581,470
  Ralston Purina Co. .......................      8.63   02/15/22      7,500,000      9,094,050
  Rhone-Poulenc S. A .......................      7.75   01/15/02      3,000,000      3,121,680
                                                                                    -----------
                                                                                     31,834,153
                                                                                    -----------
 ENERGY (3.4%)
  Southern Union Co. .......................      7.60   02/01/24     10,000,000     10,469,900
  Tosco Corp. ..............................      8.25   05/15/03      5,000,000      5,398,850
                                                                                    -----------
                                                                                     15,868,750
                                                                                    -----------
 FINANCIAL (14.8%)
  Bear Stearns Cos., Inc. ..................      6.63   10/01/04      2,000,000      2,054,920
  Berkley (W.R.) Corp. .....................      8.70   01/01/22      5,000,000      5,969,600
  Chase Manhattan Corp. ....................      6.88   12/12/12      5,000,000      5,216,100
  Citicorp Mortgage Sec., Inc. .............      6.25   03/25/24        358,687        357,790
  Executive Risk, Inc. .....................      7.13   12/15/07      5,000,000      5,409,550
  Fairfax Financial Holdings LTD ...........      8.25   10/01/15      2,500,000      2,574,750
  First American Financial .................      7.55   04/01/28      1,500,000      1,546,275
  Harleysville Group Inc. ..................      6.75   11/15/03      2,500,000      2,568,975
  Lehman Brothers Holdings, Inc. ...........      0.00   07/28/28     10,000,000      1,154,900
  Morgan (J.P.) & Co., Inc. ................      0.00   04/15/27     32,500,000      4,132,700
  Nationwide Health Properties, Inc. .......      7.90   11/20/06      5,000,000      5,036,350
  Progressive Corp. of Ohio ................     10.00   12/15/00      1,500,000      1,617,465
  Prudential Home Mtg. Secs Co. ............      6.85   10/25/23         60,866         60,618



   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998


                                                                      FACE
                                              RATE     MATURITY      AMOUNT          VALUE
                                           ---------- ---------- -------------- --------------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (CONTINUED)
 Rank Group Financial ....................     6.75%  11/30/04    $ 5,000,000    $  4,877,850
 Rodamco NV ..............................     7.30   05/15/05      5,000,000       5,318,100
 Rodamco NV ..............................     7.75   05/15/15      5,000,000       5,400,800
 Sun America, Inc. .......................     9.95   02/01/12      5,000,000       6,882,750
 Triad Guaranty, Inc. ....................     7.90   01/15/28      3,250,000       3,463,158
 Vesta Insurance Group, Inc. .............     8.75   07/15/25      5,000,000       4,404,250
                                                                                 ------------
                                                                                   68,046,901
                                                                                 ------------
INDUSTRIAL (7.6%)
 Clark Equipment Co. .....................     8.35   05/15/23      5,000,000       6,091,750
 Geon Co. ................................     7.50   12/15/15      3,750,000       3,983,625
 Thermo Electron Corp. ...................     4.25   01/01/03      7,500,000       6,675,000
 Thermo Instrument Systems, Inc ..........     4.00   01/15/05     10,000,000       8,162,500
 Williams Cos., Inc. .....................     6.50   11/15/02     10,000,000      10,095,300
                                                                                 ------------
                                                                                   35,008,175
                                                                                 ------------
UTILITIES (4.9%)
 New Orleans Public Service ..............     8.00   03/01/06      4,000,000       4,172,800
 Pacific Gas & Electric Co. ..............     8.75   01/01/01      2,000,000       2,135,060
 Philadelphia Electric Co. ...............     7.13   08/15/23      5,000,000       5,213,800
 UtiliCorp United, Inc. ..................     8.00   03/01/23     10,000,000      10,965,900
                                                                                 ------------
                                                                                   22,487,560
                                                                                 ------------
TOTAL LONG-TERM DEBT SECURITIES (Cost: $440,233,067) 98.7% ..................     454,189,994
                                                                                 ------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.3%) ..................
 Koch Industries .........................     5.20   01/04/99      3,071,000       3,069,669
 PetroFina Delaware, Inc. ................     5.53   01/05/99      3,000,000       2,998,152
                                                                                 ------------
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,067,821) 1.3% ....................       6,067,821
                                                                                 ------------
TOTAL INVESTMENTS (Cost: $446,300,888) 100.0% ...............................    $460,257,815
                                                                                 ============

---------
Abbreviations: FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association
               PFB   = Prison Finance Board


   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                         FACE
                                 RATE     MATURITY      AMOUNT          VALUE
                              ---------- ---------- -------------- --------------
INTERMEDIATE-TERM DEBT:
U.S. GOVERNMENT (16.1%)
 U.S. Treasury Note .........     6.13%  07/31/00    $ 1,250,000    $ 1,277,538
 U.S. Treasury Note .........     5.38   02/15/01      2,200,000      2,233,682
                                                                    -----------
                                                                      3,511,220
                                                                    -----------
AGENCIES/OTHER (71.4%)
 FHLB .......................     6.89   06/25/02         82,457         82,685
 FHLMC ......................     7.00   04/15/01        250,000        253,202
 FHLMC ......................     8.02   04/01/02        223,947        228,041
 FHLMC ......................     8.02   05/01/02        363,297        367,580
 FHLMC ......................     8.50   08/01/02        431,084        441,085
 FHLMC ......................     7.75   12/01/02        226,740        229,796
 FHLMC ......................     5.00   07/15/05         80,073         79,823
 FHLMC ......................     7.25   12/15/05         38,159         38,135
 FHLMC ......................     7.00   05/15/06        500,000        502,965
 FHLMC ......................     6.50   09/15/06        500,000        501,875
 FHLMC ......................     7.00   10/15/06        750,000        759,607
 FHLMC ......................     7.50   09/01/07        459,915        468,602
 FHLMC ......................     7.00   03/15/08        441,050        443,114
 FHLMC ......................     6.50   04/15/08        725,000        729,981
 FHLMC ......................     6.00   04/15/08        500,000        500,155
 FHLMC ......................     6.00   09/15/08        198,367        198,119
 FHLMC ......................     8.25   10/01/09        356,410        369,701
 FHLMC ......................     6.00   12/15/17        309,340        309,241
 FHLMC ......................     5.00   08/15/19        600,000        593,436
 FHLMC ......................     7.00   11/15/20          6,401          6,387
 FHLMC ......................     7.95   12/15/20         83,753         84,381
 FHLMC ......................     6.50   05/15/21        157,655        158,838
 FHLMC ......................     6.00   05/15/22        159,978        160,127
 FNMA .......................     0.00   12/01/01        190,337        179,318
 FNMA .......................     8.25   09/25/05        133,476        134,601
 FNMA .......................     7.00   09/25/05        293,345        292,978
 FNMA .......................     8.25   10/01/05        107,090        108,931
 FNMA .......................     7.00   10/25/05        529,784        532,761
 FNMA .......................     7.00   11/25/05        400,000        402,872
 FNMA .......................     8.00   12/25/05         73,330         73,238
 FNMA .......................     7.25   12/25/05         67,537         67,326
 FNMA .......................     7.50   02/25/07        250,000        256,250
 FNMA .......................     6.50   12/18/17        650,000        657,715
 FNMA .......................     6.30   09/25/18        305,000        307,382
 FNMA .......................     6.50   12/25/18        523,171        521,533
 FNMA .......................     7.00   12/25/18        500,000        502,030
 FNMA .......................     6.70   01/18/19        600,000        600,372
 FNMA .......................     5.50   04/25/19        396,644        395,157
 FNMA .......................     6.00   06/25/19        800,000        798,744
 FNMA .......................     6.25   01/25/20        650,000        654,264
 FNMA .......................     5.00   04/25/20        172,316        171,454
 FNMA .......................     6.00   12/25/20        500,000        499,215

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                                        FACE
                                                 RATE     MATURITY     AMOUNT         VALUE
                                              ---------- ---------- ------------ --------------
INTERMEDIATE-TERM DEBT (CONTINUED):
AGENCIES/OTHER (CONTINUED)
 FNMA .......................................     5.00%  04/25/21    $ 620,000    $   608,177
 FNMA .......................................     6.10   08/25/21      178,841        178,618
 GNMA .......................................     9.50   12/20/03       59,743         62,168
 Pulaski County Arkansas PFB ................     7.50   11/01/07       31,533         35,335
                                                                                  -----------
                                                                                   15,547,315
                                                                                  -----------
CONSUMER, CYCLICAL (2.3%)
 Venator Group, Inc. ........................     7.00   06/01/00      500,000        498,850
                                                                                  -----------
FINANCIAL (3.9%)
 Citicorp Mortgage Sec. Inc. ................     6.25   03/25/24      145,583        145,219
 FBC Mortgage Secur. Trust ..................     8.30   08/20/09       83,105         83,728
 GE Capital Mtge. Services, Inc. ............     6.00   09/25/08      122,762        122,186
 Norwest Asset Securities Corp. .............     7.25   11/25/26       14,595         14,541
 Prudential Home Mtge. Services Co. .........     6.75   08/25/08      477,824        477,074
                                                                                  -----------
                                                                                      842,748
                                                                                  -----------
TOTAL INTERMEDIATE-TERM DEBT SECURITIES
 (Cost: $20,364,333) 93.7% ...................................................     20,400,133
                                                                                  -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (6.3%)
 Duke Power Co. .............................     5.25   01/04/99      534,000        533,767
 OGE Energy Corp. ...........................     5.95   01/06/99      447,000        446,630
 Toyota Motor Credit Corp. ..................     5.64   01/06/99      380,000        379,702
                                                                                  -----------
TOTAL SHORT-TERM DEBT SECURITIES
 (Cost: $1,360,099) 6.3% .....................................................      1,360,099
                                                                                  -----------
TOTAL INVESTMENTS
 (Cost: 21,724,432) 100.0% ...................................................    $21,760,232
                                                                                  ===========

---------
Abbreviations: FHLB  = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association
               GNMA = Government National Mortgage Association
               PFB  = Prison Finance Board

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                                         FACE
                                                 RATE     MATURITY      AMOUNT         VALUE
                                              ---------- ---------- ------------- --------------
INTERMEDIATE-TERM DEBT:
U.S. GOVERNMENT (6.9%)
 U.S. Treasury Note ......................... 5.88%      02/15/04    $1,000,000    $ 1,055,000
                                                                                   -----------
AGENCIES/OTHER GOVERNMENTS (23.1%)
 FHLMC ...................................... 8.00       04/15/03       375,918        386,605
 FHLMC ...................................... 8.00       07/15/06       265,420        274,543
 FHLMC ...................................... 6.38       11/15/06       590,000        590,920
 FNMA ....................................... 7.00       11/25/04        96,629         97,867
 FNMA ....................................... 6.50       11/25/05       378,318        383,399
 FNMA ....................................... 7.00       04/25/07       600,000        611,058
 FNMA ....................................... 7.00       03/18/18       500,000        501,250
 FNMA ....................................... 6.50       12/25/18       294,283        293,362
 New York City Taxable ...................... 9.50       06/01/09       350,000        394,078
                                                                                   -----------
                                                                                     3,533,082
                                                                                   -----------
CONSUMER, CYCLICAL (8.1%)
 Fruit of the Loom, Inc. .................... 7.88       10/15/99       250,000        250,570
 Tommy Hilfiger USA, Inc. ................... 6.50       06/01/03       500,000        492,785
 Venator Group, Inc. ........................ 7.00       10/15/02       500,000        489,900
                                                                                   -----------
                                                                                     1,233,255
                                                                                   -----------
CONSUMER, NON-CYCLICAL (3.2%)
 Bausch & Lomb, Inc. ........................ 6.38       08/01/03       250,000        245,552
 Bausch & Lomb, Inc. ........................ 6.75       12/15/04       250,000        247,267
                                                                                   -----------
                                                                                       492,819
                                                                                   -----------
FINANCIAL (15.0%)
 Bear Stearns Cos., Inc. .................... 9.38       06/01/01       250,000        269,760
 Bear Stearns Cos., Inc. .................... 6.63       10/01/04       500,000        513,730
 Harleysville Group Inc. .................... 6.75       11/15/03       250,000        256,898
 Nationwide Health Properties, Inc. ......... 7.90       11/20/06       250,000        251,818
 Rank Group Financial ....................... 6.75       11/30/04       500,000        487,785
 Salomon Smith Barney Hldgs. Inc. ........... 6.50       10/15/02       500,000        510,930
                                                                                   -----------
                                                                                     2,290,921
                                                                                   -----------
INDUSTRIAL (11.3%)
 Airborne Freight Corp. ..................... 8.88       12/15/02       250,000        271,393
 Crown Cork & Seal, Inc. .................... 6.75       04/15/03       500,000        503,920
 Thermo Electron Corp. ...................... 4.25       01/01/03       500,000        445,000
 Williams Cos., Inc. ........................ 6.50       11/15/02       500,000        504,765
                                                                                   -----------
                                                                                     1,725,078
                                                                                   -----------
UTILITIES (6.7%)
 Baltimore Gas & Electric Co. ............... 6.13       07/01/03       250,000        256,968
 Commonwealth Edison Co. .................... 7.50       01/01/01       500,000        502,020
 Public Svc. Electric & Gas Co. ............. 7.88       11/01/01       250,000        266,583
                                                                                   -----------
                                                                                     1,025,571
                                                                                   -----------
TOTAL INTERMEDIATE-TERM DEBT SECURITIES (COST: $11,232,676) 74.3% .............     11,355,726
                                                                                   -----------



   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                                        FACE
                                                 RATE     MATURITY     AMOUNT         VALUE
                                              ---------- ---------- ------------ --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (25.7%)
 Albertson's, Inc. ..........................     5.25%  01/12/99    $ 362,000    $   361,417
 Bellsouth Telecommunications Corp. .........     5.65   01/05/99      315,000        314,802
 Carolina Power & Light Co. .................     5.50   01/25/99      322,000        320,819
 Duke Power Co. .............................     5.25   01/04/99      408,000        407,822
 Ford Motor Credit Co. ......................     5.78   01/06/99      300,000        299,759
 General Electric Capital Corp. .............     5.50   01/28/99      490,000        487,978
 IBM Credit Corp. ...........................     5.30   01/05/99      250,000        249,852
 Merrill Lynch & Co., Inc. ..................     5.35   01/13/99      432,000        431,227
 PetroFina Delaware, Inc. ...................     5.35   01/06/99      360,000        359,732
 Proctor & Gamble Co. .......................     5.25   01/21/99      295,000        294,137
 Toyota Credit de Puerto Rico Corp. .........     5.31   01/06/99      395,000        394,706
                                                                                  -----------
TOTAL SHORT-TERM DEBT SECURITIES (COST: $3,922,251) 25.7% ....................      3,922,251
                                                                                  -----------
TOTAL INVESTMENTS (Cost: $15,154,927) 100.0% .................................    $15,277,977
                                                                                  ===========

---------
Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association


   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES




                               DECEMBER 31, 1998




                                          SHARES       VALUE
                                         -------- --------------
COMMON STOCKS:
BASIC MATERIALS (1.4%) .................
  Du Pont (E.I.) de Nemours & Co .......  39,500   $  2,095,968
  Phelps Dodge Corp. ...................  10,000        508,750
  Union Carbide Corp. ..................  17,200        731,000
  Weyerhaeuser Co. .....................  15,000        762,188
  Willamette Industries, Inc. ..........  18,700        626,450
                                                   ------------
                                                      4,724,356
                                                   ------------
CONSUMER, CYCLICAL (7.6%) ..............
  Armstrong World Inds., Inc. ..........  12,600        759,938
  Corning Inc. .........................  24,500      1,102,500
  Costco Co.* ..........................  30,000      2,165,625
  Dayton-Hudson Corp. ..................  19,000      1,030,750
  Disney (Walt) Co. ....................  32,400        972,000
  Eastman Kodak Co. ....................  16,800      1,209,600
  Federated Department Stores* .........  28,300      1,232,819
  Gap, Inc. ............................  19,050      1,071,563
  General Electric Co. .................  48,300      4,929,619
  General Motors Corp. .................  22,500      1,610,156
  Home Depot, Inc. .....................  25,900      1,584,756
  May Department Stores Co. ............  20,700      1,249,763
  Rite-Aid Corp. .......................  37,100      1,838,769
  Tricon Global Restaurants, Inc.* .....  33,600      1,684,200
  Wal-Mart Stores, Inc. ................  34,500      2,809,594
                                                   ------------
                                                     25,251,652
                                                   ------------
CONSUMER, NON-CYCLICAL (10.4%) .........
  American Home Products Corp. .........  21,500      1,210,719
  American Stores Co. ..................  50,100      1,850,568
  Anheuser-Busch Cos., Inc. ............  35,000      2,296,875
  Bristol-Myers Squibb Co. .............  15,100      2,020,569
  Coca-Cola Co. ........................  36,800      2,461,000
  Columbia/HCA Healthcare Corp. ........  40,000        990,000
  Great Atlantic & Pac. Tea, Inc. ......  26,500        785,063
  Johnson & Johnson ....................  20,100      1,685,888
  Kimberly Clark Corp. .................  20,000      1,090,000
  Lilly (Eli) & Co. ....................  16,900      1,501,988
  Medtronic, Inc. ......................  10,000        742,500
  Merck & Co., Inc. ....................  18,300      2,702,681
  PepsiCo, Inc. ........................  66,600      2,726,437
  Pfizer, Inc. .........................  19,300      2,420,943
  Pharmacia & Upjohn, Inc. .............  34,500      1,953,563
  Proctor & Gamble Co. .................  20,100      1,835,381
  Quaker Oats Co. ......................  18,100      1,076,950
  Sara Lee Corp. .......................  76,000      2,142,250
  Schering-Plough Corp. ................  23,400      1,292,850
  Warner-Lambert Co. ...................  26,800      2,015,025
                                                   ------------
                                                     34,801,250
                                                   ------------
ENERGY (2.6%) ..........................
  Exxon Corp. ..........................  36,700      2,683,688
  Mobil Corp. ..........................  22,000      1,916,750
  Phillips Petroleum Co. ...............  26,600      1,133,825
  Royal Dutch Petroleum Co. ............  32,200      1,541,575
  Sempra Energy ........................  24,600        624,225
  Texaco, Inc. .........................  16,800        888,300
                                                   ------------
                                                      8,788,363
                                                   ------------
FINANCIAL (6.8%)
  Aetna, Inc. ..........................  18,000      1,415,250
  American General Corp. ...............  30,300      2,363,400
  American Int'l. Group, Inc. ..........  16,000      1,546,000


                                          SHARES       VALUE
                                         -------- --------------
COMMON STOCKS (CONTINUED):
FINANCIAL (continued)
Banc One Corp. .........................  16,700   $    852,744
BankAmerica Corp. ......................  25,900      1,557,237
Chase Manhattan Corp. ..................  47,800      3,253,387
CIGNA Corp. ............................  33,600      2,597,700
Citigroup Inc. .........................  35,500      1,757,250
Household International Corp. ..........  25,300      1,002,513
KeyCorp ................................  37,000      1,184,000
National City Corp. ....................  14,400      1,044,000
St. Paul Companies, Inc. ...............  48,310      1,678,773
UNUM Corp. .............................  21,700      1,266,737
Wells Fargo & Company ..................  30,800      1,230,075
                                                   ------------
                                                     22,749,066
                                                   ------------
INDUSTRIAL (1.3%)
  Burlington Northern Santa Fe .........  39,300      1,326,375
  Emerson Electric Co. .................  18,000      1,089,000
  Parker Hannifin Corp. ................  24,200        792,550
  Tyco International Ltd. ..............  15,000      1,131,563
                                                   ------------
                                                      4,339,488
                                                   ------------
TECHNOLOGY (9.8%)
  3Com Corp.* ..........................  45,100      2,021,044
  AT&T Corp. ...........................  27,400      2,061,850
  Cisco Systems, Inc.* .................  24,500      2,273,906
  Dell Computer Corp.* .................  21,000      1,536,938
  Hewlett-Packard Co. ..................  12,200        833,413
  Intel Corp. ..........................  26,400      3,130,050
  Intl. Business Machines Corp. ........  14,800      2,734,300
  Johnson Controls, Inc. ...............  15,100        890,900
  Lucent Technologies, Inc. ............  20,600      2,266,000
  Microsoft Corp.* .....................  38,600      5,353,333
  Minnesota Mining & Mfg. Co. ..........  18,000      1,280,250
  Northern Telecom, Ltd. ...............  31,300      1,568,913
  Oracle Corp.* ........................  49,900      2,151,937
  Unisys Corp. * .......................  77,700      2,675,793
  United Technologies Corp. ............   7,200        783,000
  Xerox Corp. ..........................  11,600      1,368,800
                                                   ------------
                                                     32,930,427
                                                   ------------
UTILITIES (4.0%)
  AES Corp.* ...........................   7,800        369,525
  Bell Atlantic Corp. ..................  23,200      1,229,600
  BellSouth Corp. ......................  29,200      1,456,350
  CINergy Corp. ........................  10,000        343,750
  DTE Energy Co. .......................  14,200        608,825
  Duke Energy Corp. ....................  10,200        653,438
  Edison International .................  22,400        624,400
  FPL Group, Inc. ......................   9,700        597,763
  MCI WorldCom Inc.* ...................  27,300      1,958,775
  Nextel Communications, Inc.* .........  52,600      1,242,675
  SBC Communications, Inc. .............  27,100      1,453,238
  Southern Co. .........................  21,100        613,219
  Sprint Corp. (FON Group) .............  22,900      1,926,463
  Sprint Corp. (PCS Group)* ............  11,450        264,781
                                                   ------------
                                                     13,342,802
                                                   ------------
  TOTAL COMMON STOCKS
    (Cost: $118,572,952) 43.9% .........            146,927,404
                                                   ------------

---------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                             RATE     MATURITY   FACE AMOUNT      VALUE
                                          ---------- ---------- ------------- -------------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
 U.S. Treasury Bond .....................     6.75%  08/15/26    $   500,000   $   598,985
 U.S. Treasury Bond .....................     6.38   08/15/27      1,000,000     1,149,370
                                                                               -----------
                                                                                 1,748,355
                                                                               -----------
AGENCIES/OTHER GOVERNMENTS (16.5%)
 Connecticut Housing Fin. Auth. .........     7.63   05/15/21      1,000,000     1,029,777
 FHLB ...................................     0.00   07/07/17     25,000,000     6,070,250
 FHLB ...................................     0.00   07/14/17     25,000,000     6,062,500
 FHLMC ..................................     7.00   10/15/03        234,422       234,787
 FHLMC ..................................     8.00   07/15/06        265,420       274,542
 FHLMC ..................................     7.00   04/15/17        536,963       537,800
 FHLMC ..................................     6.00   07/15/18        500,000       499,685
 FHLMC ..................................     0.00   05/22/28     20,000,000     2,656,200
 FNMA ...................................     6.80   06/25/05        687,448       686,589
 FNMA ...................................     7.00   11/25/05      1,200,000     1,208,616
 FNMA ...................................     6.65   01/25/17        465,372       467,261
 FNMA ...................................     0.00   07/13/17     100,000,00    23,203,000
 FNMA ...................................     6.50   07/25/20        500,000       500,465
 New York City Taxable ..................    10.00   08/01/05        500,000       563,689
 New York City Taxable ..................     9.50   06/01/09      2,000,000     2,251,874
 Republic of Iceland ....................     6.13   02/01/04      2,500,000     2,592,425
 Suffolk County, New York ...............     5.80   11/01/04        250,000       257,085
 Suffolk County, New York ...............     5.88   11/01/05        750,000       772,350
 Tennessee Valley Authority .............     7.85   06/15/44      5,000,000     5,361,150
                                                                               -----------
                                                                                55,230,045
                                                                               -----------
BASIC MATERIALS (3.0%) ..................
 Georgia-Pacific Corp. ..................     8.63   04/30/25      2,000,000     2,107,640
 Inco Ltd. ..............................     9.60   06/15/22      2,500,000     2,789,750
 Lyondell/Arco Petrochemical ............    10.25   11/01/10      2,500,000     2,639,975
 Praxair, Inc. ..........................     6.90   11/01/06      2,500,000     2,561,150
                                                                               -----------
                                                                                10,098,515
                                                                               -----------
CONSUMER, CYCLICAL (4.6%)
 Centex Corp. ...........................     7.38   06/01/05      2,000,000     2,024,980
 Fruit of the Loom, Inc. ................     7.88   10/15/99        500,000       501,140
 Fruit of the Loom, Inc. ................     7.00   03/15/11      1,000,000       937,660
 Fruit of the Loom, Inc. ................     7.38   11/15/23        500,000       444,815
 Gannett Co., Inc. ......................     5.85   05/01/00      1,000,000     1,007,640
 Neiman Marcus Group Inc. ...............     7.13   06/01/28      2,500,000     2,335,475
 Polaroid Corp. .........................     7.25   01/15/07      1,000,000       933,820
 Shopko Stores, Inc. ....................     9.00   11/15/04      1,000,000     1,134,270
 Tommy Hilfiger USA, Inc. ...............     6.50   06/01/03      2,850,000     2,808,874
 Valassis Communication, Inc. ...........     9.55   12/01/03      2,000,000     2,294,500
 Venator Group, Inc. ....................     7.00   10/15/02      1,000,000       979,800
                                                                               -----------
                                                                                15,402,974
                                                                               -----------



   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                               RATE     MATURITY   FACE AMOUNT       VALUE
                                            ---------- ---------- ------------- --------------
 LONG-TERM DEBT SECURITIES (CONTINUED):
 CONSUMER, NON-CYCLICAL (2.7%)
  Bausch & Lomb, Inc. .....................     6.38%  08/01/03    $ 2,500,000   $  2,455,525
  Bausch & Lomb, Inc. .....................     6.75   12/15/04      2,500,000      2,472,675
  Ralston Purina Co. ......................     8.63   02/15/22      2,500,000      3,031,350
  Rhone-Poulenc S.A. ......................     7.75   01/15/02      1,000,000      1,040,560
                                                                                 ------------
                                                                                    9,000,110
                                                                                 ------------
 ENERGY (2.4%)
  Southern Union Co. ......................     7.60   02/01/24      5,000,000      5,234,950
  Tosco Corp. .............................     8.25   05/15/03      2,500,000      2,699,425
                                                                                 ------------
                                                                                    7,934,375
                                                                                 ------------
 FINANCIAL (7.7%)
  Berkley (W.R.) Corp. ....................     8.70   01/01/22      1,500,000      1,790,880
  Chase Manhattan Corp. ...................     6.88   12/12/12      2,500,000      2,608,050
  Executive Risk, Inc. ....................     7.13   12/15/07      1,000,000      1,081,910
  Fairfax Financial Holdings LTD ..........     8.25   10/01/15        500,000        514,950
  First American Financial ................     7.55   04/01/28      2,250,000      2,319,412
  Harleysville Group, Inc. ................     6.75   11/15/03      1,000,000      1,027,590
  Lehman Brothers Holdings, Inc. ..........     0.00   07/28/28      3,250,000        375,342
  Morgan (J.P.) & Co., Inc. ...............     0.00   04/15/27     10,000,000      1,271,600
  Nationwide Health Properties ............     7.90   11/20/06      5,000,000      5,036,350
  Progressive Corp. of Ohio ...............    10.00   12/15/00        500,000        539,155
  Prudential Home Mtg Secs Co. ............     6.75   08/25/08        860,083        858,732
  Rodamco NV ..............................     7.75   05/15/15      2,000,000      2,160,320
  Rodamco NV ..............................     7.30   05/15/05      2,500,000      2,659,050
  Sun America, Inc. .......................     9.95   02/01/12      2,000,000      2,753,100
  Vesta Insurance Group, Inc. .............     8.75   07/15/25      1,000,000        880,850
                                                                                 ------------
                                                                                   25,877,291
                                                                                 ------------
 INDUSTRIAL (1.8%)
  Clark Equipment Co. .....................     8.35   05/15/23      1,500,000      1,827,525
  Geon Co. ................................     7.50   12/15/15      1,000,000      1,062,300
  Thermo Electron Corp. ...................     4.25   01/01/03      2,500,000      2,225,000
  Williams Cos., Inc. .....................     6.50   11/15/02      1,000,000      1,009,530
                                                                                 ------------
                                                                                    6,124,355
                                                                                 ------------
 UTILITIES (2.3%)
  Central Telephone Co. ...................     9.28   11/27/00      1,000,000      1,072,130
  New Orleans Public Service ..............     8.00   03/01/06      1,000,000      1,043,200
  PG & E Corp. ............................     8.75   01/01/01      1,000,000      1,067,530
  Philadelphia Electric Co. ...............     7.13   08/15/23      1,000,000      1,042,760
  UtiliCorp United, Inc. ..................     8.00   03/01/23      3,000,000      3,289,776
                                                                                 ------------
                                                                                    7,515,396
                                                                                 ------------
 TOTAL LONG-TERM DEBT SECURITIES (Cost: $134,793,785) 41.5% .................     138,931,416
                                                                                 ------------



   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                  RATE     MATURITY   FACE AMOUNT       VALUE
                                               ---------- ---------- ------------- --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER: (14.6%)
 Abbott Laboratories .........................     5.50%  01/08/99    $ 7,000,000   $  6,992,505
 Consolidated Natural Gas Co. ................     5.05   01/22/99      6,225,000      6,206,554
 Ford Motor Credit Co. Puerto Rico, Inc. .....     5.84   01/04/99      6,822,000      6,818,679
 General Electric Capital Corp. ..............     5.33   01/04/99      4,565,000      4,562,964
 Lucent Technology, Inc. .....................     4.95   01/07/99      8,308,000      8,301,144
 Merrill Lynch & Co., Inc ....................     5.35   01/06/99      7,840,000      7,834,134
 PetroFina Delaware, Inc. ....................     5.53   01/05/99      8,000,000      7,995,073
                                                                                    ------------
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $48,711,053) 14.6% .....................      48,711,053
                                                                                    ------------
TOTAL INVESTMENTS (Cost: $302,077,790) 100.0% ..................................    $334,569,873
                                                                                    ============

---------
Abbreviations: FHLB =  Federal Home Loan Bank
               FHLMC =  Federal Home Loan Mortgage Corporation
               FNMA  =  Federal National Mortgage Association


   The accompanying notes are an integral part of these financial statements.

       MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES




                               DECEMBER 31, 1998




                                          SHARES        VALUE
                                        ---------- --------------
  COMMON STOCKS:
  BASIC MATERIALS (2.3%)
    Barrick Gold Corp. ................   74,700    $  1,456,650
    Homestake Mining Co. ..............  120,100       1,103,419
    Newmont Mining Corp. ..............   53,900         973,569
    Placer Dome, Inc. .................  107,800       1,239,700
                                                    ------------
                                                       4,773,338
                                                    ------------
  CONSUMER, CYCLICAL (15.1%)
    Atlantic Coast Airlines, Inc.* ....   70,000       1,750,000
    Consolidated Graphics, Inc.* ......   30,000       2,026,875
    Consolidated Stores Corp.* ........  100,000       2,018,750
    Dollar Tree Stores, Inc. * ........   55,000       2,402,813
    Linens'n Things, Inc.* ............   85,000       3,368,125
    Men's Wearhouse, Inc.* ............  100,000       3,175,000
    Meredith Corp. ....................   60,000       2,272,500
    P.F. Changs China Bistro, Inc.* ...    1,000          22,750
    Pacific Sunwear of California,
       Inc.* ..........................   75,000       1,228,125
    Saks, Inc.* .......................   85,000       2,682,812
    Skywest, Inc. .....................   63,000       2,059,313
    Tiffany & Co. .....................   75,000       3,890,625
    Viacom, Inc. Cl B* ................   55,000       4,070,000
                                                    ------------
                                                      30,967,688
                                                    ------------
  CONSUMER, NON-CYCLICAL (14.4%)
    Agouron Pharmaceutical, Inc.* .....  100,000       5,875,000
    Anesta Corp.* .....................  100,000       2,662,500
    Dura Pharmaceuticals, Inc.* .......  195,000       2,961,562
    Metzler Group, Inc.* ..............   65,000       3,164,687
    Omnicare, Inc. ....................   60,000       2,085,000
    Orthodontic Centers of America,
       Inc* ...........................  235,000       4,567,812
    Pathogenesis Corp.* ...............   35,000       2,030,000
    SangStat Medical Corp.* ...........  115,000       2,443,750
    Total Renal Care Holdings, Inc.*      60,000       1,773,750
    Wet Seal, Inc. Cl A* ..............   70,000       2,113,125
                                                    ------------
                                                      29,677,186
                                                    ------------
  ENERGY (3.5%)
    Barrett Resources Corp.* ..........   90,000       2,160,000
    Devon Energy Corp. ................   70,200       2,154,263
    OGE Energy Corp. ..................  100,000       2,900,000
                                                    ------------
                                                       7,214,263
                                                    ------------
  FINANCIAL (13.7%)
    Arden Realty Group, Inc. ..........  105,500       2,446,281
    Compass Bancshares, Inc. ..........   52,000       1,979,250
    Equity Residential Prop. Tr. ......   55,400       2,240,238
    First Midwest Bancorp, Inc. .......   15,500         589,968
    Glenborough Realty Trust, Inc. ....  136,000       2,771,000
    Heller Financial, Inc. Cl A .......   60,000       1,762,500
    Horace Mann Educators Corp. .......   64,000       1,824,000



                                          SHARES        VALUE
                                        ---------- --------------
  COMMON STOCKS (CONTINUED):
    FINANCIAL (CONTINUED)
    North Fork Bancorporation, Inc.      108,000    $  2,585,250
    Peoples Heritage Financial
       Group, Inc. ....................   96,000       1,920,000
    SL Green Realty Corp. .............  113,200       2,447,950
    Summit Bancorp ....................   48,000       2,097,000
    Telebanc Financial Corp.* .........  100,000       3,400,000
    UST Corp. .........................   88,000       2,073,500
                                                    ------------
                                                      28,136,937
                                                    ------------
  INDUSTRIAL (17.7%)
    AFC Cable Systems, Inc.* ..........   85,000       2,858,125
    Applied Micro Circuits Corp.* .....  105,000       3,566,719
    Applied Power, Inc. Cl A ..........   59,500       2,246,125
    CSG Systems International, Inc.*      47,500       3,752,500
    Dayton Superior Corp.* ............  116,500       2,242,625
    DuPont Photomasks, Inc.* ..........   20,000         848,750
    ETEC Systems, Inc.* ...............   48,500       1,940,000
    Heico Corp. .......................   29,000         915,313
    PRI Automation, Inc.* .............   63,000       1,638,000
    Sea Containers, Ltd. Cl A .........   65,000       1,945,938
    Semtech Corp.* ....................   65,000       2,331,875
    Tetra Tech, Inc.* .................  246,000       6,657,375
    Vallen Corp.* .....................  122,000       2,440,000
    Verisign, Inc.* ...................   50,000       2,956,250
                                                    ------------
                                                      36,339,595
                                                    ------------
  TECHNOLOGY (29.4%)
    Altera Corp.* .....................   65,000       3,956,875
    Brightpoint, Inc.* ................  140,000       1,925,000
    Centocor, Inc.* ...................   90,000       4,061,250
    Hyperion Solutions, Corp.* ........   51,000         918,000
    Legato Systems, Inc.* .............   65,000       4,285,937
    Linear Technology Corp. ...........   50,000       4,478,125
    Maxim Integrated Products,
       Inc.* ..........................   73,000       3,189,187
    Millipore Corp. ...................   80,000       2,275,000
    National Instruments Corp.* .......  130,000       4,436,250
    Network Associates, Inc.* .........   57,000       3,776,250
    Novellus Systems, Inc.* ...........   36,000       1,782,000
    Photronics Inc.* ..................   78,000       1,869,563
    Saville Systems Sp ADR* ...........  175,000       3,325,000
    SCI Systems, Inc.* ................   38,000       2,194,500
    Teltrend, Inc.* ...................  165,000       3,155,625
    Teradyne, Inc.* ...................   54,000       2,288,250
    Unisys Corp.* .....................  240,000       8,265,000
    Xilinx, Inc.* .....................   65,000       4,233,125
                                                    ------------
                                                      60,414,937
                                                    ------------
  TOTAL COMMON STOCKS
    (Cost: $166,353,395) 96.1% ...................   197,523,944
                                                    ------------

---------
* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

       MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                                      FACE
                                              RATE     MATURITY      AMOUNT          VALUE
                                           ---------- ---------- -------------- --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.9%)
 Duke Power Co. ..........................     5.25%  01/04/99    $ 4,906,000    $  4,903,853
 Koch Industries .........................     5.20   01/04/99      3,153,000       3,151,634
                                                                                 ------------
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,055,487) 3.9% ....................       8,055,487
                                                                                 ------------
TOTAL INVESTMENTS (Cost: $174,408,882) 100.0% ...............................    $205,579,431
                                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



                                                      MONEY MARKET      ALL AMERICA       EQUITY INDEX          BOND
                                                          FUND              FUND              FUND              FUND
                                                    ---------------- ----------------- ----------------- -----------------
ASSETS:
Investments at market value
 (Cost: Money Market Fund -- $80,766,399
 All America Fund -- $403,576,469
 Equity Index Fund -- $287,295,071
 Bond Fund -- $446,300,888)
 (Notes 1 and 3) ..................................   $ 80,766,399     $ 733,352,393     $ 410,277,711     $ 460,257,815
Cash ..............................................          3,279         2,434,656            10,326             2,658
Interest and dividends receivable .................             --           729,575           406,944         4,925,577
Receivable for securities sold ....................             --            11,050            71,818           142,942
                                                      ------------     -------------     -------------     -------------
TOTAL ASSETS ......................................     80,769,678       736,527,674       410,766,799       465,328,992
Payable for securities purchased ..................             --         4,178,559               448                --
                                                      ------------     -------------     -------------     -------------
NET ASSETS ........................................   $ 80,769,678     $ 732,349,115     $ 410,766,351     $ 465,328,992
                                                      ============     =============     =============     =============
NUMBER OF SHARES OUTSTANDING (Note 4) .............     68,195,147       252,884,422       167,559,906       326,640,323
                                                      ============     =============     =============     =============
NET ASSET VALUES, offering and redemption price
 per share ........................................   $       1.18     $        2.90     $        2.45     $        1.42
                                                      ============     =============     =============     =============


                                                       SHORT-TERM        MID-TERM         COMPOSITE      AGGRESSIVE EQUITY
                                                        BOND FUND        BOND FUND           FUND              FUND
                                                    ---------------- ---------------- ----------------- ------------------
ASSETS:
Investments at market value
 (Cost: Short-Term Bond Fund -- $21,724,432
 Mid-Term Bond Fund -- $15,154,927
 Composite Fund -- $302,077,790
 Aggressive Equity Fund -- $174,408,882)
 (Notes 1 and 3) ..................................   $ 21,760,232     $ 15,277,977     $ 334,569,873     $ 205,579,431
Cash ..............................................            972              738            10,084             6,063
Interest and dividends receivable .................        167,126          151,589         1,621,390           205,460
Receivable for securities sold ....................         49,150               --                --                --
                                                      ------------     ------------     -------------     -------------
TOTAL ASSETS ......................................     21,977,480       15,430,304       336,201,347       205,790,954
Payable for securities purchased ..................          2,292               --                --           378,125
                                                      ------------     ------------     -------------     -------------
NET ASSETS ........................................   $ 21,975,188     $ 15,430,304     $ 336,201,347     $ 205,412,829
                                                      ============     ============     =============     =============
NUMBER OF SHARES OUTSTANDING (Note 4) .............     21,351,075       16,952,106       188,998,726       136,169,705
                                                      ============     ============     =============     =============
NET ASSET VALUES, offering and redemption price
 per share ........................................   $       1.03     $       0.91     $        1.78     $        1.51
                                                      ============     ============     =============     =============



   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998




                                                     MONEY MARKET     ALL AMERICA     EQUITY INDEX         BOND
                                                         FUND            FUND             FUND             FUND
                                                    -------------- ---------------- ---------------- ----------------
INVESTMENT INCOME AND EXPENSES:
Income:
  Dividends .......................................  $         --   $    8,564,603   $    4,641,412   $           --
  Interest ........................................     3,817,397        1,000,865          938,913       32,467,679
                                                     ------------   --------------   --------------   --------------
Total income ......................................     3,817,397        9,565,468        5,580,325       32,467,679
                                                     ------------   --------------   --------------   --------------
Expenses:
  Investment advisory fees (Note 2) ...............       173,091        3,559,615          412,769        2,245,279
                                                     ------------   --------------   --------------   --------------
NET INVESTMENT INCOME .............................     3,644,306        6,005,853        5,167,556       30,222,400
                                                     ------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 1):
Net realized gain (loss) on investments:
  Net proceeds from sales and maturities ..........   946,512,623    2,084,303,112    1,590,946,259    1,654,195,275
  Cost of securities sold or matured ..............   946,513,714    2,009,275,002    1,586,636,965    1,653,447,468
                                                     ------------   --------------   --------------   --------------
Net realized gain (loss) ..........................        (1,091)      75,028,110        4,309,294          747,807
Net unrealized appreciation (depreciation) of
  investments .....................................            --       51,132,012       72,664,856          (41,522)
                                                     ------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS .....................................        (1,091)     126,160,122       76,974,150          706,285
                                                     ------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................  $  3,643,215   $  132,165,975   $   82,141,706   $   30,928,685
                                                     ============   ==============   ==============   ==============


                                                      SHORT-TERM      MID-TERM        COMPOSITE     AGGRESSIVE EQUITY
                                                       BOND FUND      BOND FUND         FUND              FUND
                                                    -------------- -------------- ---------------- ------------------
INVESTMENT INCOME AND EXPENSES:
Income:
  Dividends .......................................  $         --   $         --   $    2,163,375    $    1,752,545
  Interest ........................................     1,093,898        858,591       11,211,064           680,420
                                                     ------------   ------------   --------------    --------------
Total income ......................................     1,093,898        858,591       13,374,439         2,432,965
                                                     ------------   ------------   --------------    --------------
Expenses:
  Investment advisory fees (Note 2) ...............        91,736         68,431        1,601,894         2,007,629
                                                     ------------   ------------   --------------    --------------
NET INVESTMENT INCOME .............................     1,002,162        790,160       11,772,545           425,336
                                                     ------------   ------------   --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 1):
Net realized gain (loss) on investments:
  Net proceeds from sales and maturities ..........   133,917,702    129,793,379    1,918,062,049     2,427,289,632
  Cost of securities sold or matured ..............   133,902,700    129,708,405    1,914,798,019     2,450,911,467
                                                     ------------   ------------   --------------    --------------
Net realized gain (loss) ..........................        15,002         84,974        3,264,030       (23,621,835)
Net unrealized appreciation (depreciation) of
  investments .....................................       (22,056)       (37,685)      28,079,557         9,581,686
                                                     ------------   ------------   --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS .....................................        (7,054)        47,289       31,343,587       (14,040,149)
                                                     ------------   ------------   --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .................................  $    995,108   $    837,449   $   43,116,132    $  (13,614,813)
                                                     ============   ============   ==============    ==============



   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                MONEY MARKET FUND
                                        ---------------------------------
                                              1998             1997
                                        ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income .................  $    3,644,306   $    4,249,559
Net realized gain (loss) on
 investments ..........................          (1,091)          (4,546)
Unrealized appreciation
 (depreciation) of investments ........              --               --
                                         --------------   --------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS ......................       3,643,215        4,245,013
                                         --------------   --------------
CAPITAL SHARE TRANSACTIONS
 (Note 4):
Net proceeds from sale of shares ......      49,564,634       31,053,208
Dividends reinvested ..................       3,649,927        4,207,000
Cost of shares redeemed ...............     (39,940,229)     (45,576,714)
Dividend distributions ................      (3,649,927)      (4,207,000)
                                         --------------   --------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS ...................       9,624,405      (14,523,506)
                                         --------------   --------------
INCREASE (DECREASE) IN NET ASSETS .....      13,267,620      (10,278,493)
NET ASSETS, BEGINNING OF YEAR .........      67,502,058       77,780,551
                                         --------------   --------------
NET ASSETS, END OF YEAR ...............  $   80,769,678   $   67,502,058
                                         ==============   ==============
COMPONENTS OF NET ASSETS:
Paid-in capital .......................  $   80,655,650   $   67,381,318
Accumulated undistributed net
 investment income (loss) .............         124,861          130,482
Accumulated undistributed net
 realized gain (loss) on
 investments ..........................         (10,833)          (9,742)
Unrealized appreciation
 (depreciation) of investments ........              --               --
                                         --------------   --------------
NET ASSETS, END OF YEAR ...............  $   80,769,678   $   67,502,058
                                         ==============   ==============



                                                 ALL AMERICA FUND                   EQUITY INDEX FUND
                                        ----------------------------------- ---------------------------------
                                               1998              1997             1998             1997
                                        ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income .................  $     6,005,853   $     6,839,085   $   5,167,556    $   3,292,415
Net realized gain (loss) on
 investments ..........................       75,028,110        87,265,815       4,309,294       13,796,802
Unrealized appreciation
 (depreciation) of investments ........       51,132,012        72,872,084      72,664,856       29,821,618
                                         ---------------   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS ......................      132,165,975       166,976,984      82,141,706       46,910,835
                                         ---------------   ---------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS
 (Note 4):
Net proceeds from sale of shares ......        8,745,724        51,559,383     111,027,460      103,055,258
Dividends reinvested ..................       87,022,298        85,851,292      31,568,403        4,983,072
Cost of shares redeemed ...............     (108,090,679)     (155,677,621)    (19,365,681)     (14,852,042)
Dividend distributions ................      (87,022,298)      (85,851,292)    (31,568,403)      (4,983,072)
                                         ---------------   ---------------   -------------    -------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS ...................      (99,344,955)     (104,118,238)     91,661,779       88,203,216
                                         ---------------   ---------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .....       32,821,020        62,858,746     173,803,485      135,114,051
NET ASSETS, BEGINNING OF YEAR .........      699,528,095       636,669,349     236,962,866      101,848,815
                                         ---------------   ---------------   -------------    -------------
NET ASSETS, END OF YEAR ...............  $   732,349,115   $   699,528,095   $ 410,766,351    $ 236,962,866
                                         ===============   ===============   =============    =============
COMPONENTS OF NET ASSETS:
Paid-in capital .......................  $   404,058,426   $   416,381,083   $ 297,765,055    $ 174,534,873
Accumulated undistributed net
 investment income (loss) .............         (368,798)         (175,037)         25,162          (14,572)
Accumulated undistributed net
 realized gain (loss) on
 investments ..........................       (1,116,437)        4,678,137     (10,006,505)      12,124,782
Unrealized appreciation
 (depreciation) of investments ........      329,775,924       278,643,912     122,982,639*      50,317,783
                                         ---------------   ---------------   -------------    -------------
NET ASSETS, END OF YEAR ...............  $   732,349,115   $   699,528,095   $ 410,766,351    $ 236,962,866
                                         ===============   ===============   =============    =============



   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                             SHORT-TERM                       MID-TERM
                                             BOND FUND                        BOND FUND                       BOND FUND
                                 --------------------------------- ------------------------------- -------------------------------
                                       1998             1997             1998            1997            1998            1997
                                 ---------------- ---------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
Net investment income ..........  $  30,222,400    $  24,752,577    $  1,002,162    $    915,657    $    790,160    $    860,831
Net realized gain (loss) on
 investments ...................        747,807        2,443,601          15,002          11,032          84,974          26,493
Unrealized appreciation
 (depreciation) of
 investments ...................        (41,522)      10,731,058         (22,056)          1,505         (37,685)        136,981
                                  -------------    -------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING
 FROM OPERATIONS ...............     30,928,685       37,927,236         995,108         928,194         837,449       1,024,305
                                  -------------    -------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
 (Note 4):
Net proceeds from sale of
 shares ........................     52,595,906      129,718,878       8,314,584       4,662,604       5,884,740       7,085,456
Dividends reinvested ...........     31,972,263       26,570,467       1,010,825         921,469         805,870         911,528
Cost of shares redeemed ........    (31,900,498)     (83,214,662)     (1,975,185)     (6,464,199)     (5,938,423)     (6,822,743)
Dividend distributions .........    (31,972,263)     (26,570,467)     (1,010,825)       (921,469)       (805,870)       (911,528)
                                  -------------    -------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS ............     20,695,408       46,504,216       6,339,399      (1,801,595)        (53,683)        262,713
                                  -------------    -------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN
 NET ASSETS ....................     51,624,093       84,431,452       7,334,507        (873,401)        783,766       1,287,018
NET ASSETS, BEGINNING OF
 YEAR ..........................    413,704,899      329,273,447      14,640,681      15,514,082      14,646,538      13,359,520
                                  -------------    -------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR ........  $ 465,328,992    $ 413,704,899    $ 21,975,188    $ 14,640,681    $ 15,430,304    $ 14,646,538
                                  =============    =============    ============    ============    ============    ============
COMPONENTS OF NET ASSETS:
Paid-in capital ................  $ 456,250,383    $ 403,582,712    $ 21,933,271    $ 14,583,047    $ 16,547,869    $ 15,795,682
Accumulated undistributed
 net investment income
 (loss) ........................       (876,674)        (816,175)         13,225            (841)        (54,119)        (38,409)
Accumulated undistributed
 net realized gain (loss) on
 investments ...................     (4,001,644)      (3,060,087)         (7,108)            619      (1,186,496)     (1,271,470)
Unrealized appreciation
 (depreciation) of
 investments ...................     13,956,927       13,998,449          35,800          57,856         123,050         160,735
                                  -------------    -------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR ........  $ 465,328,992    $ 413,704,899    $ 21,975,188    $ 14,640,681    $ 15,430,304    $ 14,646,538
                                  =============    =============    ============    ============    ============    ============



   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                     COMPOSITE FUND                AGGRESSIVE EQUITY FUND
                                                            --------------------------------- ---------------------------------
                                                                  1998             1997             1998             1997
                                                            ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ....................................  $  11,772,545    $  10,441,082    $     425,336    $     759,197
 Net realized gain (loss) on investments ..................      3,264,030       54,206,235      (23,621,835)      27,898,311
 Unrealized appreciation (depreciation) of investments          28,079,557      (16,888,109)       9,581,686        9,224,730
                                                             -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................     43,116,132       47,759,208      (13,614,813)      37,882,238
                                                             -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS (Note 4):
 Net proceeds from sale of shares .........................      2,920,925       31,298,846       15,703,714      137,350,976
 Dividends reinvested .....................................     14,045,609       67,460,654        1,800,942       28,638,720
 Cost of shares redeemed ..................................    (14,612,177)     (57,212,696)     (84,056,916)     (24,081,133)
 Dividend distributions ...................................    (14,045,609)     (67,460,654)      (1,800,942)     (28,638,720)
                                                             -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS .......................................    (11,691,252)     (25,913,850)     (68,353,202)     113,269,843
                                                             -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .........................     31,424,880       21,845,358      (81,968,015)     151,152,081
NET ASSETS, BEGINNING OF YEAR .............................    304,776,467      282,931,109      287,380,844      136,228,763
                                                             -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ...................................  $ 336,201,347    $ 304,776,467    $ 205,412,829    $ 287,380,844
                                                             =============    =============    =============    =============
COMPONENTS OF NET ASSETS:
 Paid-in capital ..........................................  $ 307,142,582    $ 304,788,225    $ 198,159,450    $ 264,711,710
 Accumulated undistributed net investment income
   (loss) .................................................        761,149          635,624          (10,452)          (3,076)
 Accumulated undistributed net realized gain (loss) on
   investments ............................................     (4,194,467)      (5,059,908)     (23,906,718)       1,083,347
 Unrealized appreciation (depreciation) of investments          32,492,083        4,412,526       31,170,549       21,588,863
                                                             -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ...................................  $ 336,201,347    $ 304,776,467    $ 205,412,829    $ 287,380,844
                                                             =============    =============    =============    =============



   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                              FINANCIAL HIGHLIGHTS


     Income from investment operations and distributions per share for a fund share outstanding throughout each of the five years ended December 31, 1998, (or since the fund's inception date if in existence less than five years) and other supplementary data with respect to the funds are presented below.



                                                                                    MONEY MARKET FUND
                                                                  ------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------
                                                                     1998       1997       1996       1995       1994
                                                                  ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year ..............................  $  1.18    $  1.19    $  1.18    $  1.19    $  1.17
                                                                   -------    -------    -------    -------    -------
Income From Investment Operations:
 Net Investment Income ..........................................     0.06       0.07       0.06       0.07       0.03
 Net Gains or (Losses) on Securities realized and unrealized ....       --         --         --         --       0.02
                                                                   -------    -------    -------    -------    -------
Total From Investment Operations ................................     0.06       0.07       0.06       0.07       0.05
                                                                   -------    -------    -------    -------    -------
Less: Dividend Distributions From Net Investment Income .........    (0.06)     (0.08)     (0.05)     (0.08)     (0.03)
                                                                   -------    -------    -------    -------    -------
Total Distributions .............................................    (0.06)     (0.08)     (0.05)     (0.08)     (0.03)
                                                                   -------    -------    -------    -------    -------
Net Asset Value, End of Year ....................................  $  1.18    $  1.18    $  1.19    $  1.18    $  1.19
                                                                   -------    -------    -------    -------    -------
Total Return (%) ................................................     5.4        5.5        5.3        5.8        4.1
Net Assets, End of Year ($ millions) ............................       81         68         78         73         81
Ratio of Expenses to Average Net Assets (%) .....................     0.25       0.25       0.25       0.25       0.25
Ratio of Net Investment Income to Average Net Assets (%) ........     5.26       5.32       5.21       5.66       4.15
Portfolio Turnover Rate(a) ......................................     N/A        N/A        N/A        N/A        N/A

---------
(a) Portfolio turnover rate excludes all short-term securities.

N/A = Not Applicable

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                    ALL AMERICA FUND(A)
                                                                   ------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                      1998       1997       1996       1995      1994(B)
                                                                   ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year ...............................  $  2.71    $  2.44    $  2.13    $  1.61    $  1.80
                                                                    -------    -------    -------    -------    -------
Income From Investment Operations:
 Net Investment Income ...........................................     0.03       0.03       0.03       0.03       0.04
 Net Gains or (Losses) on Securities realized and unrealized .....     0.54       0.62       0.41       0.56     ( 0.01)
                                                                    -------    -------    -------    -------    -------
Total From Investment Operations .................................     0.57       0.65       0.44       0.59       0.03
                                                                    -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ......................................    (0.03)     (0.03)     (0.03)     (0.03)    ( 0.04)
 From Capital Gains ..............................................    (0.35)     (0.35)     (0.10)     (0.04)    ( 0.18)
                                                                    -------    -------    -------    -------    -------
Total Distributions ..............................................    (0.38)     (0.38)     (0.13)     (0.07)    ( 0.22)
                                                                    -------    -------    -------    -------    -------
Net Asset Value, End of Year .....................................  $  2.90    $  2.71    $  2.44    $  2.13    $  1.61
                                                                    =======    =======    =======    =======    =======
Total Return (%) .................................................    21.3       26.8       20.7       36.6        1.3
Net Assets, End of Year ($ millions) .............................      732        700        637        533        375
Ratio of Expenses to Average Net Assets (%) ......................     0.50       0.50       0.50       0.50       0.50
Ratio of Net Investment Income to Average Net Assets (%) .........     0.84       0.98       1.26       1.57       2.11
Portfolio Turnover Rate (%)(c) ...................................    40.47      28.64      28.35      33.63     129.80

---------
(a) Prior to May 2, 1994, this Fund was known as the Stock Fund and had a different investment objective.

(b) Reflects the combined data of this Fund and that of its predecessor.

(c) Portfolio turnover rate excludes all short-term securities.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                         BOND FUND
                                                                   ------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                      1998       1997       1996       1995       1994
                                                                   ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year ...............................  $  1.43    $  1.38    $  1.43    $  1.27    $  1.41
                                                                    -------    -------    -------    -------    -------
Income From Investment Operations:
 Net Investment Income ...........................................     0.10       0.09       0.09       0.09       0.09
 Net Gains or (Losses) on Securities realized and unrealized .....       --       0.06      (0.04)      0.16      (0.14)
                                                                    -------    -------    -------    -------    -------
Total From Investment Operations .................................     0.10       0.15       0.05       0.25      (0.05)
                                                                    -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ......................................    (0.10)     (0.09)     (0.09)     (0.09)     (0.09)
 From Capital Gains ..............................................    (0.01)     (0.01)     (0.01)        --         --
                                                                    -------    -------    -------    -------    -------
Total Distributions ..............................................    (0.11)     (0.10)     (0.10)     (0.09)     (0.09)
                                                                    -------    -------    -------    -------    -------
Net Asset Value, End of Year .....................................  $  1.42    $  1.43    $  1.38    $  1.43    $  1.27
                                                                    =======    =======    =======    =======    =======
Total Return (%) .................................................     7.2       10.4        3.5       19.4        (3.2)
Net Assets, End of Year ($ millions) .............................      465        414        329        311        249
Ratio of Expenses to Average Net Assets (%) ......................     0.50       0.50       0.50       0.50       0.50
Ratio of Net Investment Income to Average Net Assets (%) .........     6.73       6.69       6.70       6.64       6.32
Portfolio Turnover Rate (%)(a) ...................................    21.60      57.71      30.14      41.93      51.14

---------
(a) Portfolio turnover rate excludes all short-term securities.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                         SHORT-TERM BOND FUND
                                        ------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------
                                           1998       1997       1996       1995       1994
                                        ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year       $  1.02    $  1.03    $  1.02    $  1.00    $  1.02
                                         -------    -------    -------    -------    -------
Income From Investment
  Operations:
 Net Investment Income ................     0.05       0.07       0.04       0.06       0.04
 Net Gains or (Losses) on
   Securities realized and
   unrealized .........................     0.01      (0.01)      0.01       0.02      (0.02)
                                         -------    -------    -------    -------    -------
Total From Investment Operations ......     0.06       0.06       0.05       0.08       0.02
                                         -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ...........    (0.05)     (0.07)     (0.04)     (0.06)     (0.04)
 From Capital Gains ...................       --         --         --         --         --
                                         -------    -------    -------    -------    -------
Total Distributions ...................    (0.05)     (0.07)     (0.04)     (0.06)     (0.04)
                                         -------    -------    -------    -------    -------
Net Asset Value, End of Year ..........  $  1.03    $  1.02    $  1.03    $  1.02    $  1.00
                                         =======    =======    =======    =======    =======
Total Return (%) ......................     5.7        6.0        4.9        7.7        1.4
Net Assets, End of Year
 ($ millions) .........................       22         15         16          3          2
Ratio of Expenses to Average Net
 Assets (%) ...........................     0.50       0.50       0.50       0.50       0.48
Ratio of Net Investment Income to
 Average Net Assets (%) ...............     5.46       5.81       5.42       4.65       3.51
Portfolio Turnover Rate (%)(a) ........    91.35      74.95       6.68      16.47       0.00



                                                          MID-TERM BOND FUND
                                        ------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------
                                           1998       1997       1996       1995       1994
                                        ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year       $  0.90    $  0.90    $  1.00    $  0.91    $  0.99
                                         -------    -------    -------    -------    -------
Income From Investment
  Operations:
 Net Investment Income ................     0.05       0.05       0.14       0.06       0.03
 Net Gains or (Losses) on
   Securities realized and
   unrealized .........................     0.01       0.01     ( 0.10)      0.09      (0.07)
                                         -------    -------    -------    -------    -------
Total From Investment Operations ......     0.06       0.06       0.04       0.15      (0.04)
                                         -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ...........    (0.05)     (0.06)    ( 0.14)     (0.06)     (0.04)
 From Capital Gains ...................       --         --         --         --         --
                                         -------    -------    -------    -------    -------
Total Distributions ...................    (0.05)     (0.06)    ( 0.14)     (0.06)     (0.04)
                                         -------    -------    -------    -------    -------
Net Asset Value, End of Year ..........  $  0.91    $  0.90    $  0.90    $  1.00    $  0.91
                                         =======    =======    =======    =======    =======
Total Return (%) ......................     6.4        7.3        3.9       16.3        (3.7)
Net Assets, End of Year
 ($ millions) .........................       15         15         13         24         24
Ratio of Expenses to Average Net
 Assets (%) ...........................     0.50       0.50       0.50       0.50       0.50
Ratio of Net Investment Income to
 Average Net Assets (%) ...............     5.76       5.87       5.80       5.73       4.71
Portfolio Turnover Rate (%)(a) ........    23.09      12.89     144.55      73.72       7.52

---------
(a) Portfolio turnover rate excludes all short-term securities.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                       COMPOSITE FUND
                                                                   ------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                      1998       1997       1996       1995       1994
                                                                   ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Year ...............................  $  1.62    $  1.77    $  1.81    $  1.57    $  1.71
                                                                    -------    -------    -------    -------    -------
Income From Investment Operations:
 Net Investment Income ...........................................     0.07       0.07       0.07       0.08       0.05
 Net Gains or (Losses) on Securities realized and unrealized .....     0.17       0.24       0.14       0.27     ( 0.10)
                                                                    -------    -------    -------    -------    -------
Total From Investment Operations .................................     0.24       0.31       0.21       0.35     ( 0.05)
                                                                    -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ......................................    (0.07)    ( 0.07)     (0.08)     (0.08)    ( 0.07)
 From Capital Gains ..............................................    (0.01)    ( 0.39)     (0.17)     (0.03)    ( 0.02)
                                                                    -------    -------    -------    -------    -------
Total Distributions ..............................................    (0.08)    ( 0.46)     (0.25)     (0.11)    ( 0.09)
                                                                    -------    -------    -------    -------    -------
Net Asset Value, End of Year .....................................  $  1.78    $  1.62    $  1.77    $  1.81    $  1.57
                                                                    =======    =======    =======    =======    =======
Total Return (%) .................................................    14.5       17.7       11.9       21.9       ( 3.0)
Net Assets, End of Year ($ millions) .............................      336        305        283        276        233
Ratio of Expenses to Average Net Assets (%) ......................     0.50       0.50       0.50       0.50       0.50
Ratio of Net Investment Income to Average Net Assets (%) .........     3.68       3.57       3.63       4.30       3.88
Portfolio Turnover Rate (%)(a) ...................................    73.85     104.04      69.79      76.84     113.86

---------
(a) Portfolio turnover rate excludes all short-term securities.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                       EQUITY INDEX FUND
                                     ------------------------------------------------------
                                                    YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------
                                        1998       1997       1996       1995       1994
                                     ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of
 Year/Period .......................  $  2.08    $  1.59    $  1.35    $  1.02    $  1.04
                                      -------    -------    -------    -------    -------
Income From Investment
 Operations:
 Net Investment Income .............     0.03       0.03       0.03       0.02       0.03
 Net Gains or (Losses) on
  Securities realized and
  unrealized .......................     0.55       0.50       0.27       0.36      (0.01)
                                      -------    -------    -------    -------    -------
Total From Investment
 Operations ........................     0.58       0.53       0.30       0.38       0.02
                                      -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ........    (0.03)     (0.03)     (0.03)     (0.03)     (0.03)
 From Capital Gains ................    (0.17)     (0.01)     (0.03)     (0.02)     (0.01)
                                      -------    -------    -------    -------    -------
Total Distributions ................    (0.20)     (0.04)     (0.06)     (0.05)     (0.04)
                                      -------    -------    -------    -------    -------
Net Asset Value, End of
 Year/Period .......................  $  2.45    $  2.08    $  1.59    $  1.35    $  1.02
                                      =======    =======    =======    =======    =======
Total Return (%) ...................    28.6       33.1       22.7       36.6        1.5
Net Assets, End of Year/Period
 ($ millions) ......................      411        237        102         43         26
Ratio of Expenses to Average
 Net Assets (%) ....................     0.13       0.13       0.13       0.13       0.13
Ratio of Net Investment Income
 to Average Net Assets (%) .........     1.57       1.86       2.19       2.50       2.67
Portfolio Turnover Rate (%)(a) .....    11.68      14.17       5.85      13.99       6.59



                                                     AGGRESSIVE EQUITY FUND
                                     ------------------------------------------------------
                                                    YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------
                                        1998       1997       1996       1995      1994(B)
                                     ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of
 Year/Period .......................  $  1.61    $  1.47    $  1.35    $  1.05    $  1.00
                                      -------    -------    -------    -------    -------
Income From Investment
 Operations:
 Net Investment Income .............       --       0.01       0.01       0.01       0.01
 Net Gains or (Losses) on
  Securities realized and
  unrealized .......................   ( 0.09)      0.31       0.36       0.39       0.05
                                      -------    -------    -------    -------    -------
Total From Investment
 Operations ........................   ( 0.09)      0.32       0.37       0.40       0.06
                                      -------    -------    -------    -------    -------
Less Dividend Distributions:
 From Net Investment Income ........       --      (0.01)    ( 0.01)    ( 0.01)     (0.01)
 From Capital Gains ................   ( 0.01)     (0.17)    ( 0.24)    ( 0.09)        --
                                      -------    -------    -------    -------    -------
Total Distributions ................   ( 0.01)     (0.18)    ( 0.25)    ( 0.10)     (0.01)
                                      -------    -------    -------    -------    -------
Net Asset Value, End of
 Year/Period .......................  $  1.51    $  1.61    $  1.47    $  1.35    $  1.05
                                      =======    =======    =======    =======    =======
Total Return (%) ...................    ( 5.1)     21.2       27.1       38.2        6.0
Net Assets, End of Year/Period
 ($ millions) ......................      205        287        136         59         27
Ratio of Expenses to Average
 Net Assets (%) ....................     0.85       0.85       0.85       0.85       0.56
Ratio of Net Investment Income
 to Average Net Assets (%) .........     0.18       0.33       0.45       0.65       0.70
Portfolio Turnover Rate (%)(a) .....   144.05      80.94     103.68     116.52      60.86

---------
(a) Portfolio turnover rate excludes all short-term securities.

(b) Commenced operations May 2, 1994.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company -- a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and Mutual of America Life's indirect wholly-owned subsidiary, The American Life Insurance Company of New York ("American Life"). As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. There are currently eight Funds: the Money Market Fund, the All America Fund, the Equity Index Fund, the Bond Fund, the Short-Term Bond Fund, the Mid-Term Bond Fund, the Composite Fund, and the Aggressive Equity Fund.

     Investment Company shares are sold only to Mutual of America Life and American Life for allocation to their Separate Accounts as a funding medium for variable annuity and variable life insurance contracts issued by these companies. As of December 31, 1998, Mutual of America Life owned 97% and American Life 3% of the Investment Company's aggregate outstanding shares.

     The following is a summary of the significant accounting policies of the Investment Company:

     SECURITY VALUATION -- Investment securities are valued as follows:

      Stocks listed on national security exchanges and certain over-the-counter issues quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last sale price, or if no sale, at the latest available bid price.

      Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Board of Directors of the Investment Company.

      Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are stated at market value.

      Premiums received by the Investment Company upon writing covered call options are included in the Investment Company's statement of assets and liabilities as an asset and an equivalent liability. The liability is adjusted daily to reflect the market value of the options written based on the mean of the closing bid and asked price. If an option expires, or if the Investment Company enters into a closing purchase transaction, the Investment Company realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying security are increased by the premium originally received when the option was written.


      Certain equity-type funds with an indexed portfolio component may, in order to remain more fully invested in the equity markets while minimizing its transaction costs, purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract. The "Underlying Face Amount at Value" representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of the fund's exposure to off-balance sheet risk.

     SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock is based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION -- (Continued)

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

     FEDERAL INCOME TAXES -- The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.


2. EXPENSES

     The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge, at the annual rate of .25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund and Composite Fund, .125% of the value of the net assets of the Equity Index Fund, and, .85% of the value of the net assets of the Aggressive Equity Fund.

     Under Sub-Advisory Agreements, the Adviser has delegated a portion of its investment advisory responsibilities for the All America Fund to subadvisers and pays the subadvisers directly for their investment advisory services. The Adviser (not the fund) is responsible for compensation payable under such Sub-Advisory Agreements.

     The Adviser voluntarily limits the expenses of each fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the funds of the Investment Company to the Adviser. The Adviser may discontinue this practice at any time.

     Various funds of the Investment Company may place portfolio transactions through a broker affiliated with the Adviser. The aggregate commissions paid to this broker for the year ended December 31, 1998 was $50,136 or 2.5% of total commissions. In addition, a Sub-Advisor placed a portion of its portfolio transactions with its affiliated broker-dealer. Such commissions amounted to $180,054 or 8.8% of the Investment Company's total commissions.


3. PURCHASES AND SALES

     The cost of investment purchases and proceeds from sales of investments, excluding short-term securities, options and futures for the year ended December 31, 1998 was as follows:



                                               ALL AMERICA    EQUITY INDEX        BOND
                                                   FUND           FUND            FUND
                                             --------------- -------------- ---------------
Cost of investment purchases ............... $278,732,574    $103,256,977   $148,576,348
                                             ============    ============   ============
Proceeds from sales of investments ......... $368,105,259    $ 36,042,643   $ 93,327,472
                                             ============    ============   ============


                                            SHORT-TERM      MID-TERM       COMPOSITE       AGGRESSIVE
                                            BOND FUND       BOND FUND         FUND        EQUITY FUND
                                         --------------- -------------- --------------- ---------------
Cost of investment purchases ........... $ 22,016,177    $ 2,726,474    $207,305,442    $322,042,470
                                         ============    ===========    ============    ============
Proceeds from sales of investments ..... $ 15,714,467    $ 5,619,565    $230,573,876    $415,789,936
                                         ============    ===========    ============    ============

     The cost of short-term security purchases for the Money Market Fund for the period was $955,961,402. Net proceeds from sales and redemptions for the period was $946,512,623.

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3. PURCHASES AND SALES -- (Continued)

     At December 31, 1998, net unrealized appreciation (depreciation) of investments, based on cost for Federal income tax purposes, was as follows:



                                                         MONEY       ALL AMERICA    EQUITY INDEX        BOND
                                                      MARKET FUND        FUND           FUND            FUND
                                                     ------------- --------------- -------------- ---------------
Aggregate gross unrealized appreciation ............  $        --   $347,941,669    $130,864,562   $ 16,612,958
Aggregate gross unrealized depreciation ............           --     18,165,745       7,881,923      2,656,031
                                                      -----------   ------------    ------------   ------------
Net unrealized appreciation (depreciation) .........  $        --   $329,775,924    $122,982,639   $ 13,956,927
                                                      ===========   ============    ============   ============
Aggregate cost of investments for Federal income tax
 purposes ..........................................  $80,766,399   $403,576,469    $287,295,071   $446,300,888
                                                      ===========   ============    ============   ============


                                                       SHORT-TERM       MID-TERM       COMPOSITE       AGGRESSIVE
                                                        BOND FUND      BOND FUND          FUND        EQUITY FUND
                                                     -------------- --------------- --------------- ---------------
Aggregate gross unrealized appreciation ............  $    85,982    $    173,695    $ 36,223,647    $ 40,554,935
Aggregate gross unrealized depreciation ............       50,182          50,645       3,731,565       9,384,386
                                                      -----------    ------------    ------------    ------------
Net unrealized appreciation (depreciation) .........  $    35,800    $    123,050    $ 32,492,082    $ 31,170,549
                                                      ===========    ============    ============    ============
Aggregate cost of investments for Federal income tax
  purposes .........................................  $21,724,432    $ 15,154,927    $302,077,790    $174,408,882
                                                      ===========    ============    ============    ============

4. CAPITAL SHARE ACTIVITY

     The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. Shares are currently allocated into the eight series of funds as follows:



NAME OF FUND                                                         AUTHORIZED NO. OF SHARES
------------------------------------------------------------------- -------------------------
Money Market Fund .................................................         100,000,000
All America Fund ..................................................         500,000,000
Equity Index Fund .................................................         275,000,000
Bond Fund .........................................................         425,000,000
Short-Term Bond Fund ..............................................          50,000,000
Mid-Term Bond Fund ................................................          75,000,000
Composite Fund ....................................................         300,000,000
Aggressive Equity Fund ............................................         500,000,000
                                                                            -----------
 Sub-Total ........................................................       2,225,000,000
Shares to be allocated at the discretion of the Board of Directors          775,000,000
                                                                          -------------
 Total ............................................................       3,000,000,000
                                                                          =============

 Transactions in shares were as follows for the year ended December 31, 1998:



                                                                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                                            -----------------------------------------------------------
                                                             MONEY MARKET    ALL AMERICA    EQUITY INDEX       BOND
                                                                 FUND            FUND           FUND           FUND
                                                            -------------- --------------- -------------- -------------
Shares issued .............................................   65,030,676      16,550,567     99,314,538    77,260,563
Shares issued to shareholders as reinvestment of dividends     3,080,576      30,263,002     13,563,464    22,419,396
                                                              ----------      ----------     ----------    ----------
Total .....................................................   68,111,252      46,813,569    112,878,002    99,679,959
Shares redeemed ...........................................   57,281,015      51,998,029     59,350,065    62,903,436
                                                              ----------      ----------    -----------    ----------
Net increase (decrease) ...................................   10,830,237      (5,184,460)    53,527,937    36,776,523
                                                              ==========      ==========    ===========    ==========

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. CAPITAL SHARE ACTIVITY -- (Continued)


                                                                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                                            ---------------------------------------------------------
                                                             SHORT-TERM     MID-TERM     COMPOSITE      AGGRESSIVE
                                                              BOND FUND    BOND FUND        FUND        EQUITY FUND
                                                            ------------ ------------- ------------- ----------------
Shares issued .............................................  11,305,009    9,542,507     9,518,911       46,769,027
Shares issued to shareholders as reinvestment of dividends      981,938      884,933     7,895,857        1,397,187
                                                             ----------    ---------     ---------       ----------
Total .....................................................  12,286,947   10,427,440    17,414,768       48,166,214
Shares redeemed ...........................................   5,275,226    9,698,201    16,332,231       90,803,686
                                                             ----------   ----------    ----------       ----------
Net increase (decrease) ...................................   7,011,721      729,239     1,082,537      (42,637,472)
                                                             ==========   ==========    ==========      ===========


                                                                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                                            -----------------------------------------------------------
                                                             MONEY MARKET    ALL AMERICA    EQUITY INDEX       BOND
                                                                 FUND            FUND           FUND           FUND
                                                            -------------- --------------- -------------- -------------
Shares issued .............................................   25,436,145      18,307,611     55,500,928     89,348,390
Shares issued to shareholders as reinvestment of dividends     3,575,177      31,672,092      2,398,380     18,616,691
                                                              ----------      ----------     ----------     ----------
Total .....................................................   29,011,322      49,979,703     57,899,308    107,965,081
Shares redeemed ...........................................   37,008,064      53,217,275      7,724,686     56,494,335
                                                              ----------      ----------     ----------    -----------
Net increase (decrease) ...................................   (7,996,742)     (3,237,572)    50,174,622     51,470,746
                                                              ==========      ==========     ==========    ===========


                                                                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                                            ----------------------------------------------------
                                                             SHORT-TERM    MID-TERM    COMPOSITE    AGGRESSIVE
                                                              BOND FUND   BOND FUND      FUND       EQUITY FUND
                                                            ------------ ----------- ------------ --------------
Shares issued .............................................  4,388,108   7,758,608   16,004,173     82,801,715
Shares issued to shareholders as reinvestment of dividends     902,033   1,007,176   41,594,212     17,718,305
                                                             ---------   ---------   ----------     ----------
Total .....................................................  5,290,141   8,765,784   57,598,385    100,520,020
Shares redeemed ...........................................  6,050,019   7,440,628   29,544,518     14,247,788
                                                             ---------   ---------   ----------    -----------
Net increase (decrease) ...................................   (759,878)  1,325,156   28,053,867     86,272,232
                                                             =========   =========   ==========    ===========

                   MUTUAL OF AMERICA INVESTMENT CORPORATION
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. DIVIDENDS
     On December 31,1998 dividend distributions were declared for each of the Funds from net realized gains on investment transactions and net investment income during 1998. Additionally, on September 15, 1998 the remaining required dividends relating to the 1997 Internal Revenue Sec. 855(a) election were declared for each of the funds and paid on September 15, 1998 to shareholders of record on September 14, 1998. Dividends were declared and paid on December 31, 1998 to shareholders of record on December 30, 1998. All dividend distributions are immediately reinvested in additional shares of each respective fund.



                                           MONEY MARKET      ALL AMERICA     EQUITY INDEX         BOND
                                               FUND             FUND             FUND             FUND
                                         ---------------- ---------------- ---------------- ----------------
Net investment income ..................   $  3,649,927     $  6,199,614     $ 15,127,822     $ 30,282,899
Net realized capital gains .............             --       80,822,684       26,440,581        1,689,364
                                           ------------     ------------     ------------     ------------
Total dividends ........................   $  3,649,927     $ 87,022,298     $ 31,568,403     $ 31,972,263
                                           ============     ============     ============     ============
Dividend amounts per share .............   $      0.056     $      0.384     $      0.204     $      0.105
                                           ============     ============     ============     ============
Increase in number of shares per fund ..      3,080,576       30,263,002       13,563,464       22,419,396
                                           ============     ============     ============     ============


                                          SHORT-TERM       MID-TERM        COMPOSITE       AGGRESSIVE
                                             FUND          BOND FUND         FUND             FUND
                                       ---------------- -------------- ---------------- ----------------
Net investment income ................   $    988,096     $  805,870     $ 11,647,020     $    432,712
Net realized capital gains ...........         22,729             --        2,398,589        1,368,230
                                         ------------     ----------     ------------     ------------
Total dividends ......................   $  1,010,825     $  805,870     $ 14,045,609     $  1,800,942
                                         ============     ==========     ============     ============
Dividend amounts per share ...........   $      0.049     $    0.050     $      0.078     $      0.014
                                         ============     ==========     ============     ============
Increase in number of shares per fund         981,938        884,933        7,895,857        1,397,187
                                         ============     ==========     ============     ============

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Investment Corporation:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Investment Corporation (a Maryland Corporation) comprising, respectively, the Money Market, All America (formerly the Stock Fund), Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite, and Aggressive Equity Funds as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market, All America (formerly the Stock Fund), Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite, and Aggressive Equity Funds of Mutual of America Investment Corporation as of December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ ARTHUR ANDERSEN LLP


New York, New York
February 19, 1999



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